Investor Presentation Third Quarter 2024 Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation those regarding Popular’s business, financial condition, results of operations and future plans, objectives, performance, earnings and expenses. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s (the “Corporation”) management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Form 10-K for the year ended December 31, 2023, our Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024, and the Form 10-Q for the quarter ended September 30, 2024 to be filed with the Securities and Exchange Commission. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements which speak as of their respective dates.

See Slide 13 for footnotes Differences due to rounding Q3 2024 Highlights Highlights: (Unaudited) Variance ($ in thousands) Q3 2024 Q2 2024 Net interest income $,568,312 $17,568 Provision for credit losses 46,794 ,-25,804 Net interest income after provision for credit losses $,521,518 $43,372 Service charges on deposits 37,526 84 Other service fees 96,863 2,591 Mortgage banking activities 5,723 1,363 Other non-interest income 26,194 -1,550 Total non-interest income $,166,306 $2,488 Personnel costs ,197,424 ,-17,953 Net occupancy expenses 27,692 -,349 Equipment expenses 9,662 95 Professional fees 37,744 8,826 Technology and software expenses 79,752 290 Processing and transactional services 39,096 4,902 Business promotion 25,449 4,460 FDIC deposit insurance 10,581 ,-13,306 Other real estate owned (OREO) income -5,750 -,429 Other operating expenses 47,926 -73 Total operating expenses ,469,576 ,-13,537 Income before income tax ,218,248 59,397 Income tax expense 40,459 ,-15,109 Net income $,177,789 $74,506 EPS $2.4700000000000002 $1.0400000000000003 ROTCE 0.1177 4.87E-2 Q3-2023 BPPR Popular U.S ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 Loans Held in Portfolio $25,111 $,-25,111 $23,729 Loans Held in Portfolio $10,448 $,-10,448 $10,267 P.R. Government Deposits 19,721.934372140004 ,-19,721.934372140004 17,750 Total Deposits 11,861 ,-11,861 10,302 Total Deposits 54,548 ,-54,548 53,389 Borrowings 327.24803904000004 -,327.24803904000004 398 Borrowings 127.10107768 -,127.10107768 108 Net Interest Margin 2.5999999999999999E-2 -2.6% 2.9000000000000001E-2 Net Interest Margin 3.4000000000000002E-2 -3.4% 3.1399999999999997E-2 Total Deposit Cost 3.4299999999999997E-2 -3.43% 2.843E-2 Total Deposit Cost 1.83E-2 -1.83% 1.6799999999999999E-2 Highlights: Highlights: Azul fondo y bordes linea azul claro linea azul obscuro Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE Consolidated Q2 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 Q3 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 BPPR Q2 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Q3 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Popular Bank Q2 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Q3 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Consolidated Q3 2023 16.809999999999999 16.88 18.670000000000002 8.41 5.25 Q2 2023 16.87 16.93 18.739999999999998 8.1 5.29 BPPR Q3 2023 17.45 17.45 18.71 7.52 3.4 Q2 2023 17.510000000000002 17.510000000000002 18.77 7.49 3.52 Popular Bank Q3 2023 14.22 14.22 14.85 11.62 12.56 Q2 2023 14.4 14.4 15.23 11.68 12.69 Ratios at 06/30/2023 Ratios at 03/31/2023 Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Total common equity 1384006.5330454241 1414744.1383078264 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total Risk-weighted assets 9608104.9377026092 9348615.3796474915 Total capital ratio 0.15234561454000642 0.15965056677707223 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Allowable Tier 2 Capital 79746.118253749999 77767.605633750005 Total capital 1463752.6512991742 1492511.7439415765 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 leverage ratio 0.11678757583996165 0.12742579316134706 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total assets for the leverage ratio 11850631.568395423 11102494.269087825 $ in millions, except ratios and EPS Income Statement Q3 2024 Q2 2024 Change Q3 2023 Net Income $155 $178 $-23 $137 Adjusted Net Income $0 Net Interest Margin 3.2399999999999998E-2 3.2199999999999999E-2 1.9999999999999879E-4 3.0700000000000002E-2 Net Interest Margin FTE 3.4700000000000002E-2 3.4799999999999998E-2 -9.9999999999995925E-5 3.2399999999999998E-2 Total Deposit Cost 2.1600000000000001E-2 2.1000000000000001E-2 5.9999999999999984E-4 1.84E-2 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 $1.9 Financial Ratios Q3 2024 Q3 2024 Change Q3 2023 ROA 8.3999999999999995E-3 9.7000000000000003E-3 -1.3000000000000008E-3 7.4999999999999997E-3 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 9.3600000000000003E-2 Balance (Ending Balances) Q3 2024 Q3 2024 Change Q3 2023 Loans Held in Portfolio $36,195 $35,592 $603 $34,029 Total Assets 71,323 72,845 -1,522 69,737 Total Deposits 63,669 65,531 -1,862 63,338 Borrowings 974 1,047 -73 1,098 Credit Quality Q3 2024 Q3 2024 Change Q3 2023 Non Performing Loans $361 $342 $-12 $362 NPL Ratio 0.01 9.5999999999999992E-3 4.0000000000000105E-4 1.06E-2 NCO Ratio 6.4999999999999997E-3 6.1000000000000004E-3 3.9999999999999931E-4 3.8999999999999998E-3 ACL-NPL Ratio 2.06 2.14 -8.0000000000000071E-2 1.97 Capital Q3 2024 Change Q3 2023 Common Equity Tier 1 0.16420000000000001 0.1648 -5.9999999999998943E-4 0.1681 Tangible Book Value Per Share $69.040000000000006 $62.71 $2.65 $50.2 Regulatory Capital Ratios Company Name: Popular, Inc. As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Capital Conservation Buffer Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16480031502430226 0.16360085530480201 1.199459719500251E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.9800315024302255E-2 7.0000000000000007E-2 9.4800315024302251E-2 0.11980031502430226 Total common equity 6228258.2345057465 6082238.1194761656 ,146,020.11502958089 1,700,674.58246966 2,456,529.195245618 3771729.0392601285 2645492.9794952809 3582765.2550104656 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 capital ratio 0.16538622491407098 0.16419646471830759 1.1897601957633896E-3 0.06 0.08 8.5386224914070982E-2 8.4999999999999992E-2 8.0386224914070992E-2 0.10538622491407099 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2267565.4109959546 3023420.5479946067 3226980.8365111402 3212384.3322442691 3038017.0522614778 Total Risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Total capital ratio 0.18304389350241954 0.18194471312509775 1.0991803773217901E-3 0.08 0.1 8.304389350241953E-2 0.10500000000000001 7.8043893502419526E-2 0.10304389350241953 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 Allowable Tier 2 Capital 667331.97549614904 659831.96000163374 7,500.154945153045 Total capital 6917733.3600018956 6764213.2294777995 ,153,520.13052409608 3023420.5479946067 3779275.6849932582 3138457.6750086374 3968239.4692429216 2949493.890758974 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 leverage ratio 8.5341298890382319E-2 8.447293227596174E-2 8.6836661442057927E-4 0.04 0.05 3.5341298890382317E-2 N/A N/A Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2929602.1812530193 3662002.7265662737 2588398.6579394732 Total assets for the leverage ratio 73240054.531325474 71353184.987002045 1,886,869.5443234295 Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 0.40026815741556704 of total assets Regulatory Capital Ratios Company Name: BPPR As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.8720141326033517E-2 7.0000000000000007E-2 9.3720141326033513E-2 Total common equity 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1,214,319.3710304534 1,754,016.8692662106 2663950.664957033 1888941.24382515 2529026.2903980939 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 0.06 0.08 8.3720141326033518E-2 8.4999999999999992E-2 7.8720141326033527E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1619092.494707271 2158789.9929430285 2259177.5412802151 2293714.3675019671 2124253.1667212765 Total Risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Total capital ratio 0.1763311187952922 0.17926724773440914 -2.9361289391169332E-3 0.08 0.1 7.6331118795292197E-2 0.10500000000000001 7.1331118795292192E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 Allowable Tier 2 Capital 340305.64952332061 334306.54547980044 5,999.1040435201721 Total capital 4758273.1837465642 4750569.2192455437 7,703.9645010204986 2158789.9929430285 2698487.4911787855 2059785.6925677788 2833411.8657377246 1924861.3180088396 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 leverage ratio 7.4148076573937557E-2 7.5093412582264374E-2 -9.4533600832681641E-4 0.04 0.05 2.4148076573937555E-2 N/A N/A Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 2383321.4499193756 2979151.8123992197 1438815.7218240239 Total assets for the leverage ratio 59583036.247984387 58810254.080912285 ,772,782.16707210243 BPPR FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $4,417,967,534.2232437 TOTAL TIER 2 capital $,340,305,649.52332062 10% Limit: ,499,785,023.38243544 Plus: Excess Allowance for LLL ,239,577,050.7779038 20% Limit: ,999,570,046.76487088 $4,997,850,233.8243542 Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q3 2024 Q2 2024 Change Q3 2023 Highlights: Net Income $155 $178 $-23 $137 Adjusted Net Income1 0 0 0 137 Net Interest Margin (NIM) 3.2399999999999998E-2 3.2199999999999999E-2 19999999999999879.199999999999999% 3.0700000000000002E-2 Net Interest Margin FTE1 3.4700000000000002E-2 3.4799999999999998E-2 -99999999999995925.099999999999996% 3.2399999999999998E-2 Total Deposit Costs 2.1600000000000001E-2 2.1000000000000001E-2 59999999999999984.6% 1.84E-2 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 $1.9 Financial Ratios ROA 8.3999999999999995E-3 9.7000000000000003E-3 -0.13% 7.4999999999999997E-3 ROTCE 9.98E-2 0.1177 -1.79% 9.3600000000000003E-2 Ending Balances Loans Held in Portfolio $36,195 $35,592 $603 $34,029 Total Assets 71,323 72,845 -1,522 69,737 Total Deposits 63,669 65,531 -1,862 63,338 Borrowings 974 1,047 -73 1,098 Credit Quality Non-Performing Loans (NPLs) $361 $342 $19 $362 NPL Ratio 0.01 9.5999999999999992E-3 40000000000000105.400000000000001% 1.06E-2 NCO Ratio 6.4999999999999997E-3 6.1000000000000004E-3 39999999999999931.399999999999999% 3.8999999999999998E-3 ACL-NPL Ratio 2.06 2.14 -8.71% 1.97 Capital Common Equity Tier 1 0.16420000000000001 0.1648 .059999999999999% 0.1681 Tangible Book Value Per Share $69.040000000000006 $62.71 $6.3300000000000054 $50.2 Azul fondo y bordes linea azul claro linea azul obscuro Highlights: Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax (benefit) expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality BPPR Popular U.S. Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 .07% 5.3E-3 5.3E-3 0.000000000000000% Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 .05% 3.8999999999999998E-3 3.8999999999999998E-3 .02% Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 .06% 8.3000000000000001E-3 8.3000000000000001E-3 .08% Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 linea azul claro linea azul obscuro Azul fondo y bordes Regulatory Capital Ratios Company Name: Popular Bank As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 4.4999999999999998E-2 6.5000000000000002E-2 6.8812234884922413E-2 7.0000000000000007E-2 6.3812234884922409E-2 Total common equity 1398579.328375004 1376859.4125529211 21,719.915822082898 ,470,331.20574512304 ,679,367.29718739993 719212.03118760407 731626.32004796923 666953.00832703477 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 0.06 0.08 5.3812234884922414E-2 8.4999999999999992E-2 4.8812234884922423E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 627108.27432683075 836144.36576910771 562434.96260589629 888403.38862967677 510175.93974532722 Total Risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Total capital ratio 0.14094838006992469 0.14046899112266037 4.793889472643198E-4 0.08 0.1 4.0948380069924684E-2 0.10500000000000001 3.5948380069924679E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 Allowable Tier 2 Capital 74585.594871875001 83496.202671874998 -8,910.607799999998 Total capital 1473164.9232468789 1460355.6152247961 12,809.308022082783 836144.36576910771 1045180.4572113845 427984.46603549435 1097439.480071954 375725.44317492493 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 leverage ratio 0.10389474280138555 0.10337472253110254 5.2002027028301423E-4 0.04 0.05 5.3894742801385551E-2 N/A N/A Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 538460.09554060025 673075.11942575034 725504.20894925366 Total assets for the leverage ratio 13461502.388515007 13319111.082872923 ,142,391.30564208329 Popular Bank FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $1,398,579,328.3750041 TOTAL TIER 2 capital 74,585,594.871875003 10% Limit: ,147,316,492.32468793 Plus: Excess Allowance for LLL 0 20% Limit: ,294,632,984.64937586 $1,473,164,923.2468791 Outstanding P.R. government exposure ($ in millions) Loans Securities Change Municipalities $178 $178 $356 Indirect Exposure $187 $46 $233 Unaudited ($ in thousands, except EPS) Q3 2024 Q2 2024 Variance Net interest income $0 $,568,312 $17,568 $0 $0 $0 Provision for credit losses 0 46,794 ,-25,804 $0 $0 $0 Net interest income after provision for credit losses $0 $,521,518 $43,372 $0 $0 $0 Service charges on deposits 0 37,526 84 $0 $0 $0 Other service fees 0 96,863 2,591 $0 $0 $0 Mortgage banking activities 0 5,723 1,363 $0 $0 $0 Other non-interest income 0 26,194 -1,550 $0 $0 $0 Total non-interest income $0 $,166,306 $2,488 $0 $0 $0 Personnel costs 0 ,197,424 ,-17,953 $0 $0 $0 Net occupancy expenses 0 27,692 -,349 $0 $0 $0 Equipment expenses 0 9,662 95 $0 $0 $0 Professional fees 0 37,744 8,826 $0 $0 $0 Technology and software expenses 0 79,752 290 $0 $0 $0 Processing and transactional services 0 39,096 4,902 $0 $0 $0 Business promotion 0 25,449 4,460 $0 $0 $0 FDIC deposit insurance 0 10,581 ,-13,306 $0 $0 $0 Other real estate owned (OREO) income 0 -5,750 -,429 $0 $0 $0 Other operating expenses 0 47,926 -73 $0 $0 $0 Total operating expenses $0 $,469,576 $,-13,537 $0 $0 $0 Income before income tax 0 ,218,248 59,397 $0 $0 $0 Income tax expense 0 40,459 ,-15,109 $0 $0 $0 Net income $0 $,177,789 $74,506 $0 $0 $0 EPS $0 $2.4700000000000002 $1.0400000000000003 $0 $0 $0 ROTCE 0 0.1177 4.87E-2 $0 $0 $0 Picture formatting in PPT linea azul claro linea azul obscuro Azul fondo y bordes Azul fondo y bordes January 2024 Original Guidance October Update Net Interest Income 9%-13% increase for the year 8%-10% increase for the year Non-Interest Income $160-$165 million per quarter Unchanged NCOs 65-85 bps annualized Lower end of the 65-85 bps range Operating Expenses $1.89- $1.95 billion for the year Unchanged Effective Tax Rate 19%-23% for the year 21%-23% for the year Loan Growth 3%-6% for the year Lower end of the 3%-6% range Previous color Previous color fondo (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Balance Sheet Highlights Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 -6.9999999999999999E-4 5.3E-3 5.3E-3 0 Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 -5.0000000000000001E-4 3.8999999999999998E-3 3.8999999999999998E-3 -2.0000000000000001E-4 Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 -5.9999999999999995E-4 8.3000000000000001E-3 8.3000000000000001E-3 -8.0000000000000004E-4 Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 Highlights: (Unaudited) Variance ($ in thousands) Q3 2024 Q2 2024 Net interest income $,568,312 $17,568 Provision for credit losses 46,794 ,-25,804 Net interest income after provision for credit losses $,521,518 $43,372 Service charges on deposits 37,526 84 Other service fees 96,863 2,591 Mortgage banking activities 5,723 1,363 Other non-interest income 26,194 -1,550 Total non-interest income $,166,306 $2,488 Personnel costs ,197,424 ,-17,953 Net occupancy expenses 27,692 -,349 Equipment expenses 9,662 95 Professional fees 37,744 8,826 Technology and software expenses 79,752 290 Processing and transactional services 39,096 4,902 Business promotion 25,449 4,460 FDIC deposit insurance 10,581 ,-13,306 Other real estate owned (OREO) income -5,750 -,429 Other operating expenses 47,926 -73 Total operating expenses ,469,576 ,-13,537 Income before income tax ,218,248 59,397 Income tax expense 40,459 ,-15,109 Net income $,177,789 $74,506 EPS $2.4700000000000002 $1.0400000000000003 ROTCE 0.1177 4.87E-2 Q3-2023 BPPR Popular U.S ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 Loans Held in Portfolio $25,111 $,-25,111 $23,729 Loans Held in Portfolio $10,448 $,-10,448 $10,267 P.R. Government Deposits 19,721.934372140004 ,-19,721.934372140004 17,750 Total Deposits 11,861 ,-11,861 10,302 Total Deposits 54,548 ,-54,548 53,389 Borrowings 327.24803904000004 -,327.24803904000004 398 Borrowings 127.10107768 -,127.10107768 108 Net Interest Margin 2.5999999999999999E-2 -2.6% 2.9000000000000001E-2 Net Interest Margin 3.4000000000000002E-2 -3.4% 3.1399999999999997E-2 Total Deposit Cost 3.4299999999999997E-2 -3.43% 2.843E-2 Total Deposit Cost 1.83E-2 -1.83% 1.6799999999999999E-2 Highlights: Highlights: Azul fondo y bordes linea azul claro linea azul obscuro Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE Consolidated Q2 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 Q3 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 BPPR Q2 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Q3 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Popular Bank Q2 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Q3 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Consolidated Q3 2023 16.809999999999999 16.88 18.670000000000002 8.41 5.25 Q2 2023 16.87 16.93 18.739999999999998 8.1 5.29 BPPR Q3 2023 17.45 17.45 18.71 7.52 3.4 Q2 2023 17.510000000000002 17.510000000000002 18.77 7.49 3.52 Popular Bank Q3 2023 14.22 14.22 14.85 11.62 12.56 Q2 2023 14.4 14.4 15.23 11.68 12.69 Ratios at 06/30/2023 Ratios at 03/31/2023 Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Total common equity 1384006.5330454241 1414744.1383078264 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total Risk-weighted assets 9608104.9377026092 9348615.3796474915 Total capital ratio 0.15234561454000642 0.15965056677707223 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Allowable Tier 2 Capital 79746.118253749999 77767.605633750005 Total capital 1463752.6512991742 1492511.7439415765 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 leverage ratio 0.11678757583996165 0.12742579316134706 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total assets for the leverage ratio 11850631.568395423 11102494.269087825 $ in millions, except ratios and EPS Income Statement Q3 2024 Q2 2024 Change Q3 2023 Net Income $155 $178 $-23 $137 Adjusted Net Income $0 Net Interest Margin 3.2399999999999998E-2 3.2199999999999999E-2 1.9999999999999879E-4 3.0700000000000002E-2 Net Interest Margin FTE 3.4700000000000002E-2 3.4799999999999998E-2 -9.9999999999995925E-5 3.2399999999999998E-2 Total Deposit Cost 2.1600000000000001E-2 2.1000000000000001E-2 5.9999999999999984E-4 1.84E-2 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 $1.9 Financial Ratios Q3 2024 Q3 2024 Change Q3 2023 ROA 8.3999999999999995E-3 9.7000000000000003E-3 -1.3000000000000008E-3 7.4999999999999997E-3 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 9.3600000000000003E-2 Balance (Ending Balances) Q3 2024 Q3 2024 Change Q3 2023 Loans Held in Portfolio $36,195 $35,592 $603 $34,029 Total Assets 71,323 72,845 -1,522 69,737 Total Deposits 63,669 65,531 -1,862 63,338 Borrowings 974 1,047 -73 1,098 Credit Quality Q3 2024 Q3 2024 Change Q3 2023 Non Performing Loans $361 $342 $-12 $362 NPL Ratio 0.01 9.5999999999999992E-3 4.0000000000000105E-4 1.06E-2 NCO Ratio 6.4999999999999997E-3 6.1000000000000004E-3 3.9999999999999931E-4 3.8999999999999998E-3 ACL-NPL Ratio 2.06 2.14 -8.0000000000000071E-2 1.97 Capital Q3 2024 Change Q3 2023 Common Equity Tier 1 0.16420000000000001 0.1648 -5.9999999999998943E-4 0.1681 Tangible Book Value Per Share $69.040000000000006 $62.71 $2.65 $50.2 Regulatory Capital Ratios Company Name: Popular, Inc. As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Capital Conservation Buffer Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16480031502430226 0.16360085530480201 1.199459719500251E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.9800315024302255E-2 7.0000000000000007E-2 9.4800315024302251E-2 0.11980031502430226 Total common equity 6228258.2345057465 6082238.1194761656 ,146,020.11502958089 1,700,674.58246966 2,456,529.195245618 3771729.0392601285 2645492.9794952809 3582765.2550104656 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 capital ratio 0.16538622491407098 0.16419646471830759 1.1897601957633896E-3 0.06 0.08 8.5386224914070982E-2 8.4999999999999992E-2 8.0386224914070992E-2 0.10538622491407099 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2267565.4109959546 3023420.5479946067 3226980.8365111402 3212384.3322442691 3038017.0522614778 Total Risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Total capital ratio 0.18304389350241954 0.18194471312509775 1.0991803773217901E-3 0.08 0.1 8.304389350241953E-2 0.10500000000000001 7.8043893502419526E-2 0.10304389350241953 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 Allowable Tier 2 Capital 667331.97549614904 659831.96000163374 7,500.154945153045 Total capital 6917733.3600018956 6764213.2294777995 ,153,520.13052409608 3023420.5479946067 3779275.6849932582 3138457.6750086374 3968239.4692429216 2949493.890758974 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 leverage ratio 8.5341298890382319E-2 8.447293227596174E-2 8.6836661442057927E-4 0.04 0.05 3.5341298890382317E-2 N/A N/A Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2929602.1812530193 3662002.7265662737 2588398.6579394732 Total assets for the leverage ratio 73240054.531325474 71353184.987002045 1,886,869.5443234295 Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 0.40026815741556704 of total assets Regulatory Capital Ratios Company Name: BPPR As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.8720141326033517E-2 7.0000000000000007E-2 9.3720141326033513E-2 Total common equity 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1,214,319.3710304534 1,754,016.8692662106 2663950.664957033 1888941.24382515 2529026.2903980939 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 0.06 0.08 8.3720141326033518E-2 8.4999999999999992E-2 7.8720141326033527E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1619092.494707271 2158789.9929430285 2259177.5412802151 2293714.3675019671 2124253.1667212765 Total Risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Total capital ratio 0.1763311187952922 0.17926724773440914 -2.9361289391169332E-3 0.08 0.1 7.6331118795292197E-2 0.10500000000000001 7.1331118795292192E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 Allowable Tier 2 Capital 340305.64952332061 334306.54547980044 5,999.1040435201721 Total capital 4758273.1837465642 4750569.2192455437 7,703.9645010204986 2158789.9929430285 2698487.4911787855 2059785.6925677788 2833411.8657377246 1924861.3180088396 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 leverage ratio 7.4148076573937557E-2 7.5093412582264374E-2 -9.4533600832681641E-4 0.04 0.05 2.4148076573937555E-2 N/A N/A Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 2383321.4499193756 2979151.8123992197 1438815.7218240239 Total assets for the leverage ratio 59583036.247984387 58810254.080912285 ,772,782.16707210243 BPPR FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $4,417,967,534.2232437 TOTAL TIER 2 capital $,340,305,649.52332062 10% Limit: ,499,785,023.38243544 Plus: Excess Allowance for LLL ,239,577,050.7779038 20% Limit: ,999,570,046.76487088 $4,997,850,233.8243542 Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q3 2024 Q2 2024 Change Q3 2023 Highlights: Net Income $155 $178 $-23 $137 Adjusted Net Income1 0 0 0 137 Net Interest Margin (NIM) 3.2399999999999998E-2 3.2199999999999999E-2 19999999999999879.199999999999999% 3.0700000000000002E-2 Net Interest Margin FTE1 3.4700000000000002E-2 3.4799999999999998E-2 -99999999999995925.099999999999996% 3.2399999999999998E-2 Total Deposit Costs 2.1600000000000001E-2 2.1000000000000001E-2 59999999999999984.6% 1.84E-2 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 $1.9 Financial Ratios ROA 8.3999999999999995E-3 9.7000000000000003E-3 -0.13% 7.4999999999999997E-3 ROTCE 9.98E-2 0.1177 -1.79% 9.3600000000000003E-2 Ending Balances Loans Held in Portfolio $36,195 $35,592 $603 $34,029 Total Assets 71,323 72,845 -1,522 69,737 Total Deposits 63,669 65,531 -1,862 63,338 Borrowings 974 1,047 -73 1,098 Credit Quality Non-Performing Loans (NPLs) $361 $342 $19 $362 NPL Ratio 0.01 9.5999999999999992E-3 40000000000000105.400000000000001% 1.06E-2 NCO Ratio 6.4999999999999997E-3 6.1000000000000004E-3 39999999999999931.399999999999999% 3.8999999999999998E-3 ACL-NPL Ratio 2.06 2.14 -8.71% 1.97 Capital Common Equity Tier 1 0.16420000000000001 0.1648 .059999999999999% 0.1681 Tangible Book Value Per Share $69.040000000000006 $62.71 $6.3300000000000054 $50.2 Azul fondo y bordes linea azul claro linea azul obscuro Highlights: Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax (benefit) expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality BPPR Popular U.S. Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 .07% 5.3E-3 5.3E-3 0.000000000000000% Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 .05% 3.8999999999999998E-3 3.8999999999999998E-3 .02% Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 .06% 8.3000000000000001E-3 8.3000000000000001E-3 .08% Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 linea azul claro linea azul obscuro Azul fondo y bordes Regulatory Capital Ratios Company Name: Popular Bank As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 4.4999999999999998E-2 6.5000000000000002E-2 6.8812234884922413E-2 7.0000000000000007E-2 6.3812234884922409E-2 Total common equity 1398579.328375004 1376859.4125529211 21,719.915822082898 ,470,331.20574512304 ,679,367.29718739993 719212.03118760407 731626.32004796923 666953.00832703477 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 0.06 0.08 5.3812234884922414E-2 8.4999999999999992E-2 4.8812234884922423E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 627108.27432683075 836144.36576910771 562434.96260589629 888403.38862967677 510175.93974532722 Total Risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Total capital ratio 0.14094838006992469 0.14046899112266037 4.793889472643198E-4 0.08 0.1 4.0948380069924684E-2 0.10500000000000001 3.5948380069924679E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 Allowable Tier 2 Capital 74585.594871875001 83496.202671874998 -8,910.607799999998 Total capital 1473164.9232468789 1460355.6152247961 12,809.308022082783 836144.36576910771 1045180.4572113845 427984.46603549435 1097439.480071954 375725.44317492493 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 leverage ratio 0.10389474280138555 0.10337472253110254 5.2002027028301423E-4 0.04 0.05 5.3894742801385551E-2 N/A N/A Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 538460.09554060025 673075.11942575034 725504.20894925366 Total assets for the leverage ratio 13461502.388515007 13319111.082872923 ,142,391.30564208329 Popular Bank FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $1,398,579,328.3750041 TOTAL TIER 2 capital 74,585,594.871875003 10% Limit: ,147,316,492.32468793 Plus: Excess Allowance for LLL 0 20% Limit: ,294,632,984.64937586 $1,473,164,923.2468791 Outstanding P.R. government exposure ($ in millions) Loans Securities Change Municipalities $178 $178 $356 Indirect Exposure $187 $46 $233 Unaudited ($ in thousands, except EPS) Q3 2024 Q2 2024 Variance Net interest income $0 $,568,312 $17,568 $0 $0 $0 Provision for credit losses 0 46,794 ,-25,804 $0 $0 $0 Net interest income after provision for credit losses $0 $,521,518 $43,372 $0 $0 $0 Service charges on deposits 0 37,526 84 $0 $0 $0 Other service fees 0 96,863 2,591 $0 $0 $0 Mortgage banking activities 0 5,723 1,363 $0 $0 $0 Other non-interest income 0 26,194 -1,550 $0 $0 $0 Total non-interest income $0 $,166,306 $2,488 $0 $0 $0 Personnel costs 0 ,197,424 ,-17,953 $0 $0 $0 Net occupancy expenses 0 27,692 -,349 $0 $0 $0 Equipment expenses 0 9,662 95 $0 $0 $0 Professional fees 0 37,744 8,826 $0 $0 $0 Technology and software expenses 0 79,752 290 $0 $0 $0 Processing and transactional services 0 39,096 4,902 $0 $0 $0 Business promotion 0 25,449 4,460 $0 $0 $0 FDIC deposit insurance 0 10,581 ,-13,306 $0 $0 $0 Other real estate owned (OREO) income 0 -5,750 -,429 $0 $0 $0 Other operating expenses 0 47,926 -73 $0 $0 $0 Total operating expenses $0 $,469,576 $,-13,537 $0 $0 $0 Income before income tax 0 ,218,248 59,397 $0 $0 $0 Income tax expense 0 40,459 ,-15,109 $0 $0 $0 Net income $0 $,177,789 $74,506 $0 $0 $0 EPS $0 $2.4700000000000002 $1.0400000000000003 $0 $0 $0 ROTCE 0 0.1177 4.87E-2 $0 $0 $0 Picture formatting in PPT linea azul claro linea azul obscuro Azul fondo y bordes Azul fondo y bordes January 2024 Original Guidance October Update Net Interest Income 9%-13% increase for the year 8%-10% increase for the year Non-Interest Income $160-$165 million per quarter Unchanged NCOs 65-85 bps annualized Lower end of the 65-85 bps range Operating Expenses $1.89- $1.95 billion for the year Unchanged Effective Tax Rate 19%-23% for the year 21%-23% for the year Loan Growth 3%-6% for the year Lower end of the 3%-6% range Previous color Previous color fondo (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Balance Sheet Highlights Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 -6.9999999999999999E-4 5.3E-3 5.3E-3 0 Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 -5.0000000000000001E-4 3.8999999999999998E-3 3.8999999999999998E-3 -2.0000000000000001E-4 Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 -5.9999999999999995E-4 8.3000000000000001E-3 8.3000000000000001E-3 -8.0000000000000004E-4 Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4

Business Highlights Differences due to rounding January 2024 Original Guidance October Update Net Interest Income 9%-13% increase for the year 8%-10% increase for the year Non-Interest Income $160-$165 million per quarter Unchanged NCOs 65-85 bps annualized Lower end of the 65-85 bps range Operating Expenses $1.89- $1.95 billion for the year Unchanged Effective Tax Rate 19%-23% for the year 21%-23% for the year Loan Growth 3%-6% for the year Lower end of the 3%-6% range Previous color Previous color fondo (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Loans Held in Portfolio $25,694 $25,111 $583 Loans Held in Portfolio $10,469 $10,448 $21 P.R. Government Deposits 18,716 19,722 -1,006 Total Deposits 11,891 11,861 30 Total Deposits 52,701 54,548 -1,847 Borrowings 276 327 -51 Borrowings 105 127 -22 Net Interest Margin 2.7300000000000001E-2 2.5999999999999999E-2 1.3000000000000025E-3 Net Interest Margin 3.4099999999999998E-2 3.4000000000000002E-2 9.9999999999995925E-5 Total Deposit Cost 3.3500000000000002E-2 3.4299999999999997E-2 -7.9999999999999516E-4 Total Deposit Cost 1.89E-2 1.83E-2 5.9999999999999984E-4 0 Unaudited ($ in thousands, except EPS) Q3 2024 Q2 2024 Variance Net interest income $0 $,568,312 $17,568 $0 $0 $0 Provision for credit losses 0 46,794 ,-25,804 $0 $0 $0 Net interest income after provision for credit losses $0 $,521,518 $43,372 $0 $0 $0 Service charges on deposits 0 37,526 84 $0 $0 $0 Other service fees 0 96,863 2,591 $0 $0 $0 Mortgage banking activities 0 5,723 1,363 $0 $0 $0 Other non-interest income 0 26,194 -1,550 $0 $0 $0 Total non-interest income $0 $,166,306 $2,488 $0 $0 $0 Personnel costs 0 ,197,424 ,-17,953 $0 $0 $0 Net occupancy expenses 0 27,692 -,349 $0 $0 $0 Equipment expenses 0 9,662 95 $0 $0 $0 Professional fees 0 37,744 8,826 $0 $0 $0 Technology and software expenses 0 79,752 290 $0 $0 $0 Processing and transactional services 0 39,096 4,902 $0 $0 $0 Business promotion 0 25,449 4,460 $0 $0 $0 FDIC deposit insurance 0 10,581 ,-13,306 $0 $0 $0 Other real estate owned (OREO) income 0 -5,750 -,429 $0 $0 $0 Other operating expenses 0 47,926 -73 $0 $0 $0 Total operating expenses $0 $,469,576 $,-13,537 $0 $0 $0 Income before income tax 0 ,218,248 59,397 $0 $0 $0 Income tax expense 0 40,459 ,-15,109 $0 $0 $0 Net income $0 $,177,789 $74,506 $0 $0 $0 EPS $0 $2.4700000000000002 $1.0400000000000003 $0 $0 $0 ROTCE 0 0.1177 4.87E-2 $0 $0 $0 Picture formatting in PPT linea azul claro linea azul obscuro Azul fondo y bordes Azul fondo y bordes Highlights: (Unaudited) Variance ($ in thousands) Q3 2024 Q2 2024 Net interest income $,568,312 $17,568 Provision for credit losses 46,794 ,-25,804 Net interest income after provision for credit losses $,521,518 $43,372 Service charges on deposits 37,526 84 Other service fees 96,863 2,591 Mortgage banking activities 5,723 1,363 Other non-interest income 26,194 -1,550 Total non-interest income $,166,306 $2,488 Personnel costs ,197,424 ,-17,953 Net occupancy expenses 27,692 -,349 Equipment expenses 9,662 95 Professional fees 37,744 8,826 Technology and software expenses 79,752 290 Processing and transactional services 39,096 4,902 Business promotion 25,449 4,460 FDIC deposit insurance 10,581 ,-13,306 Other real estate owned (OREO) income -5,750 -,429 Other operating expenses 47,926 -73 Total operating expenses ,469,576 ,-13,537 Income before income tax ,218,248 59,397 Income tax expense 40,459 ,-15,109 Net income $,177,789 $74,506 EPS $2.4700000000000002 $1.0400000000000003 ROTCE 0.1177 4.87E-2 Regulatory Capital Ratios Company Name: Popular, Inc. As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Capital Conservation Buffer Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16480031502430226 0.16360085530480201 1.199459719500251E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.9800315024302255E-2 7.0000000000000007E-2 9.4800315024302251E-2 0.11980031502430226 Total common equity 6228258.2345057465 6082238.1194761656 ,146,020.11502958089 1,700,674.58246966 2,456,529.195245618 3771729.0392601285 2645492.9794952809 3582765.2550104656 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 capital ratio 0.16538622491407098 0.16419646471830759 1.1897601957633896E-3 0.06 0.08 8.5386224914070982E-2 8.4999999999999992E-2 8.0386224914070992E-2 0.10538622491407099 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2267565.4109959546 3023420.5479946067 3226980.8365111402 3212384.3322442691 3038017.0522614778 Total Risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Total capital ratio 0.18304389350241954 0.18194471312509775 1.0991803773217901E-3 0.08 0.1 8.304389350241953E-2 0.10500000000000001 7.8043893502419526E-2 0.10304389350241953 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 Allowable Tier 2 Capital 667331.97549614904 659831.96000163374 7,500.154945153045 Total capital 6917733.3600018956 6764213.2294777995 ,153,520.13052409608 3023420.5479946067 3779275.6849932582 3138457.6750086374 3968239.4692429216 2949493.890758974 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 leverage ratio 8.5341298890382319E-2 8.447293227596174E-2 8.6836661442057927E-4 0.04 0.05 3.5341298890382317E-2 N/A N/A Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2929602.1812530193 3662002.7265662737 2588398.6579394732 Total assets for the leverage ratio 73240054.531325474 71353184.987002045 1,886,869.5443234295 Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 0.40026815741556704 of total assets Q3-2023 BPPR Popular U.S. ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 Loans Held in Portfolio $25,694 $25,111 $583 $23,729 Loans Held in Portfolio $10,469 $10,448 $21 $10,267 P.R. Government Deposits 18,716 19,722 -1,006 17,750 Total Deposits 11,891 11,861 30 10,302 Total Deposits 52,701 54,548 -1,847 53,389 Borrowings 276 327 -51 398 Borrowings 105 127 -22 108 Net Interest Margin 2.7300000000000001E-2 2.5999999999999999E-2 .13% 2.9000000000000001E-2 Net Interest Margin 3.4099999999999998E-2 3.4000000000000002E-2 99999999999995925.999999999999959% 3.1399999999999997E-2 Total Deposit Cost 3.3500000000000002E-2 3.4299999999999997E-2 .08% 2.843E-2 Total Deposit Cost 1.89E-2 1.83E-2 59999999999999984.6% 1.6799999999999999E-2 Highlights: Highlights: Azul fondo y bordes linea azul claro linea azul obscuro Regulatory Capital Ratios Company Name: BPPR As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.8720141326033517E-2 7.0000000000000007E-2 9.3720141326033513E-2 Total common equity 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1,214,319.3710304534 1,754,016.8692662106 2663950.664957033 1888941.24382515 2529026.2903980939 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 0.06 0.08 8.3720141326033518E-2 8.4999999999999992E-2 7.8720141326033527E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1619092.494707271 2158789.9929430285 2259177.5412802151 2293714.3675019671 2124253.1667212765 Total Risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Total capital ratio 0.1763311187952922 0.17926724773440914 -2.9361289391169332E-3 0.08 0.1 7.6331118795292197E-2 0.10500000000000001 7.1331118795292192E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 Allowable Tier 2 Capital 340305.64952332061 334306.54547980044 5,999.1040435201721 Total capital 4758273.1837465642 4750569.2192455437 7,703.9645010204986 2158789.9929430285 2698487.4911787855 2059785.6925677788 2833411.8657377246 1924861.3180088396 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 leverage ratio 7.4148076573937557E-2 7.5093412582264374E-2 -9.4533600832681641E-4 0.04 0.05 2.4148076573937555E-2 N/A N/A Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 2383321.4499193756 2979151.8123992197 1438815.7218240239 Total assets for the leverage ratio 59583036.247984387 58810254.080912285 ,772,782.16707210243 BPPR FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $4,417,967,534.2232437 TOTAL TIER 2 capital $,340,305,649.52332062 10% Limit: ,499,785,023.38243544 Plus: Excess Allowance for LLL ,239,577,050.7779038 20% Limit: ,999,570,046.76487088 $4,997,850,233.8243542 Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q3 2024 Q2 2024 Change Q3 2023 Highlights: Net Income $178 $178 $0 $137 Adjusted Net Income1 178 178 0 137 Net Interest Margin (NIM) 3.2199999999999999E-2 3.2199999999999999E-2 0.000000000000000% 3.0700000000000002E-2 Net Interest Margin FTE2 3.4799999999999998E-2 3.4799999999999998E-2 0.000000000000000% 3.2399999999999998E-2 Total Deposit Costs 2.1000000000000001E-2 2.1000000000000001E-2 0.000000000000000% 1.84E-2 EPS $2.46 $2.46 $0 $1.9 Financial Ratios ROA 9.7000000000000003E-3 9.7000000000000003E-3 0 7.4999999999999997E-3 ROTCE 0.1177 0.1177 0 9.3600000000000003E-2 Ending Balances Loans Held in Portfolio $35,592 $35,592 $0 $34,029 Total Assets 72,845 72,845 0 69,737 Total Deposits 65,531 65,531 0 63,338 Borrowings 1,047 1,047 0 1,098 Credit Quality Capital Actions: Non Performing Loans (NPLs) $342 $342 $0 $362 NPL Ratio 9.5999999999999992E-3 9.5999999999999992E-3 0 1.06E-2 NCO Ratio 6.1000000000000004E-3 6.1000000000000004E-3 0 3.8999999999999998E-3 ACL-NPL Ratio 2.14 2.14 0 1.97 Capital Common Equity Tier 1 0.16480031502430226 0.16480031502430226 0 0.1681 Tangible Book Value Per Share $62.71 $62.71 $0 $50.2 Azul fondo y bordes linea azul claro linea azul obscuro Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE Consolidated Q2 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 Q3 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 BPPR Q2 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Q3 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Popular Bank Q2 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Q3 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Consolidated Q3 2023 16.809999999999999 16.88 18.670000000000002 8.41 5.25 Q2 2023 16.87 16.93 18.739999999999998 8.1 5.29 BPPR Q3 2023 17.45 17.45 18.71 7.52 3.4 Q2 2023 17.510000000000002 17.510000000000002 18.77 7.49 3.52 Popular Bank Q3 2023 14.22 14.22 14.85 11.62 12.56 Q2 2023 14.4 14.4 15.23 11.68 12.69 Ratios at 06/30/2023 Ratios at 03/31/2023 Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Total common equity 1384006.5330454241 1414744.1383078264 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total Risk-weighted assets 9608104.9377026092 9348615.3796474915 Total capital ratio 0.15234561454000642 0.15965056677707223 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Allowable Tier 2 Capital 79746.118253749999 77767.605633750005 Total capital 1463752.6512991742 1492511.7439415765 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 leverage ratio 0.11678757583996165 0.12742579316134706 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total assets for the leverage ratio 11850631.568395423 11102494.269087825 Highlights: Regulatory Capital Ratios Company Name: Popular Bank As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 4.4999999999999998E-2 6.5000000000000002E-2 6.8812234884922413E-2 7.0000000000000007E-2 6.3812234884922409E-2 Total common equity 1398579.328375004 1376859.4125529211 21,719.915822082898 ,470,331.20574512304 ,679,367.29718739993 719212.03118760407 731626.32004796923 666953.00832703477 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 0.06 0.08 5.3812234884922414E-2 8.4999999999999992E-2 4.8812234884922423E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 627108.27432683075 836144.36576910771 562434.96260589629 888403.38862967677 510175.93974532722 Total Risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Total capital ratio 0.14094838006992469 0.14046899112266037 4.793889472643198E-4 0.08 0.1 4.0948380069924684E-2 0.10500000000000001 3.5948380069924679E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 Allowable Tier 2 Capital 74585.594871875001 83496.202671874998 -8,910.607799999998 Total capital 1473164.9232468789 1460355.6152247961 12,809.308022082783 836144.36576910771 1045180.4572113845 427984.46603549435 1097439.480071954 375725.44317492493 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 leverage ratio 0.10389474280138555 0.10337472253110254 5.2002027028301423E-4 0.04 0.05 5.3894742801385551E-2 N/A N/A Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 538460.09554060025 673075.11942575034 725504.20894925366 Total assets for the leverage ratio 13461502.388515007 13319111.082872923 ,142,391.30564208329 Popular Bank FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $1,398,579,328.3750041 TOTAL TIER 2 capital 74,585,594.871875003 10% Limit: ,147,316,492.32468793 Plus: Excess Allowance for LLL 0 20% Limit: ,294,632,984.64937586 $1,473,164,923.2468791 Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax (benefit) expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality BPPR Popular U.S. Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 .07% 5.3E-3 5.3E-3 0.000000000000000% Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 .05% 3.8999999999999998E-3 3.8999999999999998E-3 .02% Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 .06% 8.3000000000000001E-3 8.3000000000000001E-3 .08% Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 linea azul claro linea azul obscuro Azul fondo y bordes Outstanding P.R. government exposure ($ in millions) Loans Securities Change Municipalities $178 $178 $356 Indirect Exposure $187 $46 $233 (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Balance Sheet Highlights Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 -6.9999999999999999E-4 5.3E-3 5.3E-3 0 Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 -5.0000000000000001E-4 3.8999999999999998E-3 3.8999999999999998E-3 -2.0000000000000001E-4 Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 -5.9999999999999995E-4 8.3000000000000001E-3 8.3000000000000001E-3 -8.0000000000000004E-4 Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 January 2024 Original Guidance October Update Net Interest Income 9%-13% increase for the year 8%-10% increase for the year Non-Interest Income $160-$165 million per quarter Unchanged NCOs 65-85 bps annualized Lower end of the 65-85 bps range Operating Expenses $1.89- $1.95 billion for the year Unchanged Effective Tax Rate 19%-23% for the year 21%-23% for the year Loan Growth 3%-6% for the year Lower end of the 3%-6% range Previous color Previous color fondo (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Loans Held in Portfolio $25,694 $25,111 $583 Loans Held in Portfolio $10,469 $10,448 $21 P.R. Government Deposits 18,716 19,722 -1,006 Total Deposits 11,891 11,861 30 Total Deposits 52,701 54,548 -1,847 Borrowings 276 327 -51 Borrowings 105 127 -22 Net Interest Margin 2.7300000000000001E-2 2.5999999999999999E-2 1.3000000000000025E-3 Net Interest Margin 3.4099999999999998E-2 3.4000000000000002E-2 9.9999999999995925E-5 Total Deposit Cost 3.3500000000000002E-2 3.4299999999999997E-2 -7.9999999999999516E-4 Total Deposit Cost 1.89E-2 1.83E-2 5.9999999999999984E-4 0 Unaudited ($ in thousands, except EPS) Q3 2024 Q2 2024 Variance Net interest income $0 $,568,312 $17,568 $0 $0 $0 Provision for credit losses 0 46,794 ,-25,804 $0 $0 $0 Net interest income after provision for credit losses $0 $,521,518 $43,372 $0 $0 $0 Service charges on deposits 0 37,526 84 $0 $0 $0 Other service fees 0 96,863 2,591 $0 $0 $0 Mortgage banking activities 0 5,723 1,363 $0 $0 $0 Other non-interest income 0 26,194 -1,550 $0 $0 $0 Total non-interest income $0 $,166,306 $2,488 $0 $0 $0 Personnel costs 0 ,197,424 ,-17,953 $0 $0 $0 Net occupancy expenses 0 27,692 -,349 $0 $0 $0 Equipment expenses 0 9,662 95 $0 $0 $0 Professional fees 0 37,744 8,826 $0 $0 $0 Technology and software expenses 0 79,752 290 $0 $0 $0 Processing and transactional services 0 39,096 4,902 $0 $0 $0 Business promotion 0 25,449 4,460 $0 $0 $0 FDIC deposit insurance 0 10,581 ,-13,306 $0 $0 $0 Other real estate owned (OREO) income 0 -5,750 -,429 $0 $0 $0 Other operating expenses 0 47,926 -73 $0 $0 $0 Total operating expenses $0 $,469,576 $,-13,537 $0 $0 $0 Income before income tax 0 ,218,248 59,397 $0 $0 $0 Income tax expense 0 40,459 ,-15,109 $0 $0 $0 Net income $0 $,177,789 $74,506 $0 $0 $0 EPS $0 $2.4700000000000002 $1.0400000000000003 $0 $0 $0 ROTCE 0 0.1177 4.87E-2 $0 $0 $0 Picture formatting in PPT linea azul claro linea azul obscuro Azul fondo y bordes Azul fondo y bordes Highlights: (Unaudited) Variance ($ in thousands) Q3 2024 Q2 2024 Net interest income $,568,312 $17,568 Provision for credit losses 46,794 ,-25,804 Net interest income after provision for credit losses $,521,518 $43,372 Service charges on deposits 37,526 84 Other service fees 96,863 2,591 Mortgage banking activities 5,723 1,363 Other non-interest income 26,194 -1,550 Total non-interest income $,166,306 $2,488 Personnel costs ,197,424 ,-17,953 Net occupancy expenses 27,692 -,349 Equipment expenses 9,662 95 Professional fees 37,744 8,826 Technology and software expenses 79,752 290 Processing and transactional services 39,096 4,902 Business promotion 25,449 4,460 FDIC deposit insurance 10,581 ,-13,306 Other real estate owned (OREO) income -5,750 -,429 Other operating expenses 47,926 -73 Total operating expenses ,469,576 ,-13,537 Income before income tax ,218,248 59,397 Income tax expense 40,459 ,-15,109 Net income $,177,789 $74,506 EPS $2.4700000000000002 $1.0400000000000003 ROTCE 0.1177 4.87E-2 Regulatory Capital Ratios Company Name: Popular, Inc. As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Capital Conservation Buffer Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16480031502430226 0.16360085530480201 1.199459719500251E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.9800315024302255E-2 7.0000000000000007E-2 9.4800315024302251E-2 0.11980031502430226 Total common equity 6228258.2345057465 6082238.1194761656 ,146,020.11502958089 1,700,674.58246966 2,456,529.195245618 3771729.0392601285 2645492.9794952809 3582765.2550104656 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 capital ratio 0.16538622491407098 0.16419646471830759 1.1897601957633896E-3 0.06 0.08 8.5386224914070982E-2 8.4999999999999992E-2 8.0386224914070992E-2 0.10538622491407099 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2267565.4109959546 3023420.5479946067 3226980.8365111402 3212384.3322442691 3038017.0522614778 Total Risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Total capital ratio 0.18304389350241954 0.18194471312509775 1.0991803773217901E-3 0.08 0.1 8.304389350241953E-2 0.10500000000000001 7.8043893502419526E-2 0.10304389350241953 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 Allowable Tier 2 Capital 667331.97549614904 659831.96000163374 7,500.154945153045 Total capital 6917733.3600018956 6764213.2294777995 ,153,520.13052409608 3023420.5479946067 3779275.6849932582 3138457.6750086374 3968239.4692429216 2949493.890758974 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 leverage ratio 8.5341298890382319E-2 8.447293227596174E-2 8.6836661442057927E-4 0.04 0.05 3.5341298890382317E-2 N/A N/A Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2929602.1812530193 3662002.7265662737 2588398.6579394732 Total assets for the leverage ratio 73240054.531325474 71353184.987002045 1,886,869.5443234295 Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 0.40026815741556704 of total assets Q3-2023 BPPR Popular U.S. ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 Loans Held in Portfolio $25,694 $25,111 $583 $23,729 Loans Held in Portfolio $10,469 $10,448 $21 $10,267 P.R. Government Deposits 18,716 19,722 -1,006 17,750 Total Deposits 11,891 11,861 30 10,302 Total Deposits 52,701 54,548 -1,847 53,389 Borrowings 276 327 -51 398 Borrowings 105 127 -22 108 Net Interest Margin 2.7300000000000001E-2 2.5999999999999999E-2 .13% 2.9000000000000001E-2 Net Interest Margin 3.4099999999999998E-2 3.4000000000000002E-2 99999999999995925.999999999999959% 3.1399999999999997E-2 Total Deposit Cost 3.3500000000000002E-2 3.4299999999999997E-2 .08% 2.843E-2 Total Deposit Cost 1.89E-2 1.83E-2 59999999999999984.6% 1.6799999999999999E-2 Highlights: Highlights: Azul fondo y bordes linea azul claro linea azul obscuro Regulatory Capital Ratios Company Name: BPPR As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.8720141326033517E-2 7.0000000000000007E-2 9.3720141326033513E-2 Total common equity 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1,214,319.3710304534 1,754,016.8692662106 2663950.664957033 1888941.24382515 2529026.2903980939 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 0.06 0.08 8.3720141326033518E-2 8.4999999999999992E-2 7.8720141326033527E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1619092.494707271 2158789.9929430285 2259177.5412802151 2293714.3675019671 2124253.1667212765 Total Risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Total capital ratio 0.1763311187952922 0.17926724773440914 -2.9361289391169332E-3 0.08 0.1 7.6331118795292197E-2 0.10500000000000001 7.1331118795292192E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 Allowable Tier 2 Capital 340305.64952332061 334306.54547980044 5,999.1040435201721 Total capital 4758273.1837465642 4750569.2192455437 7,703.9645010204986 2158789.9929430285 2698487.4911787855 2059785.6925677788 2833411.8657377246 1924861.3180088396 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 leverage ratio 7.4148076573937557E-2 7.5093412582264374E-2 -9.4533600832681641E-4 0.04 0.05 2.4148076573937555E-2 N/A N/A Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 2383321.4499193756 2979151.8123992197 1438815.7218240239 Total assets for the leverage ratio 59583036.247984387 58810254.080912285 ,772,782.16707210243 BPPR FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $4,417,967,534.2232437 TOTAL TIER 2 capital $,340,305,649.52332062 10% Limit: ,499,785,023.38243544 Plus: Excess Allowance for LLL ,239,577,050.7779038 20% Limit: ,999,570,046.76487088 $4,997,850,233.8243542 Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q3 2024 Q2 2024 Change Q3 2023 Highlights: Net Income $178 $178 $0 $137 Adjusted Net Income1 178 178 0 137 Net Interest Margin (NIM) 3.2199999999999999E-2 3.2199999999999999E-2 0.000000000000000% 3.0700000000000002E-2 Net Interest Margin FTE2 3.4799999999999998E-2 3.4799999999999998E-2 0.000000000000000% 3.2399999999999998E-2 Total Deposit Costs 2.1000000000000001E-2 2.1000000000000001E-2 0.000000000000000% 1.84E-2 EPS $2.46 $2.46 $0 $1.9 Financial Ratios ROA 9.7000000000000003E-3 9.7000000000000003E-3 0 7.4999999999999997E-3 ROTCE 0.1177 0.1177 0 9.3600000000000003E-2 Ending Balances Loans Held in Portfolio $35,592 $35,592 $0 $34,029 Total Assets 72,845 72,845 0 69,737 Total Deposits 65,531 65,531 0 63,338 Borrowings 1,047 1,047 0 1,098 Credit Quality Capital Actions: Non Performing Loans (NPLs) $342 $342 $0 $362 NPL Ratio 9.5999999999999992E-3 9.5999999999999992E-3 0 1.06E-2 NCO Ratio 6.1000000000000004E-3 6.1000000000000004E-3 0 3.8999999999999998E-3 ACL-NPL Ratio 2.14 2.14 0 1.97 Capital Common Equity Tier 1 0.16480031502430226 0.16480031502430226 0 0.1681 Tangible Book Value Per Share $62.71 $62.71 $0 $50.2 Azul fondo y bordes linea azul claro linea azul obscuro Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE Consolidated Q2 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 Q3 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 BPPR Q2 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Q3 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Popular Bank Q2 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Q3 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Consolidated Q3 2023 16.809999999999999 16.88 18.670000000000002 8.41 5.25 Q2 2023 16.87 16.93 18.739999999999998 8.1 5.29 BPPR Q3 2023 17.45 17.45 18.71 7.52 3.4 Q2 2023 17.510000000000002 17.510000000000002 18.77 7.49 3.52 Popular Bank Q3 2023 14.22 14.22 14.85 11.62 12.56 Q2 2023 14.4 14.4 15.23 11.68 12.69 Ratios at 06/30/2023 Ratios at 03/31/2023 Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Total common equity 1384006.5330454241 1414744.1383078264 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total Risk-weighted assets 9608104.9377026092 9348615.3796474915 Total capital ratio 0.15234561454000642 0.15965056677707223 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Allowable Tier 2 Capital 79746.118253749999 77767.605633750005 Total capital 1463752.6512991742 1492511.7439415765 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 leverage ratio 0.11678757583996165 0.12742579316134706 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total assets for the leverage ratio 11850631.568395423 11102494.269087825 Highlights: Regulatory Capital Ratios Company Name: Popular Bank As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 4.4999999999999998E-2 6.5000000000000002E-2 6.8812234884922413E-2 7.0000000000000007E-2 6.3812234884922409E-2 Total common equity 1398579.328375004 1376859.4125529211 21,719.915822082898 ,470,331.20574512304 ,679,367.29718739993 719212.03118760407 731626.32004796923 666953.00832703477 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 0.06 0.08 5.3812234884922414E-2 8.4999999999999992E-2 4.8812234884922423E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 627108.27432683075 836144.36576910771 562434.96260589629 888403.38862967677 510175.93974532722 Total Risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Total capital ratio 0.14094838006992469 0.14046899112266037 4.793889472643198E-4 0.08 0.1 4.0948380069924684E-2 0.10500000000000001 3.5948380069924679E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 Allowable Tier 2 Capital 74585.594871875001 83496.202671874998 -8,910.607799999998 Total capital 1473164.9232468789 1460355.6152247961 12,809.308022082783 836144.36576910771 1045180.4572113845 427984.46603549435 1097439.480071954 375725.44317492493 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 leverage ratio 0.10389474280138555 0.10337472253110254 5.2002027028301423E-4 0.04 0.05 5.3894742801385551E-2 N/A N/A Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 538460.09554060025 673075.11942575034 725504.20894925366 Total assets for the leverage ratio 13461502.388515007 13319111.082872923 ,142,391.30564208329 Popular Bank FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $1,398,579,328.3750041 TOTAL TIER 2 capital 74,585,594.871875003 10% Limit: ,147,316,492.32468793 Plus: Excess Allowance for LLL 0 20% Limit: ,294,632,984.64937586 $1,473,164,923.2468791 Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax (benefit) expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality BPPR Popular U.S. Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 .07% 5.3E-3 5.3E-3 0.000000000000000% Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 .05% 3.8999999999999998E-3 3.8999999999999998E-3 .02% Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 .06% 8.3000000000000001E-3 8.3000000000000001E-3 .08% Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 linea azul claro linea azul obscuro Azul fondo y bordes Outstanding P.R. government exposure ($ in millions) Loans Securities Change Municipalities $178 $178 $356 Indirect Exposure $187 $46 $233 (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Balance Sheet Highlights Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 -6.9999999999999999E-4 5.3E-3 5.3E-3 0 Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 -5.0000000000000001E-4 3.8999999999999998E-3 3.8999999999999998E-3 -2.0000000000000001E-4 Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 -5.9999999999999995E-4 8.3000000000000001E-3 8.3000000000000001E-3 -8.0000000000000004E-4 Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4

Financial Summary Differences due to rounding January 2024 Original Guidance October Update Net Interest Income 9%-13% increase for the year 8%-10% increase for the year Non-Interest Income $160-$165 million per quarter Unchanged NCOs 65-85 bps annualized Lower end of the 65-85 bps range Operating Expenses $1.89- $1.95 billion for the year Unchanged Effective Tax Rate 19%-23% for the year 21%-23% for the year Loan Growth 3%-6% for the year Lower end of the 3%-6% range Previous color Previous color fondo (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Balance Sheet Highlights Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 -6.9999999999999999E-4 5.3E-3 5.3E-3 0 Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 -5.0000000000000001E-4 3.8999999999999998E-3 3.8999999999999998E-3 -2.0000000000000001E-4 Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 -5.9999999999999995E-4 8.3000000000000001E-3 8.3000000000000001E-3 -8.0000000000000004E-4 Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 Quarterly Results and Variances(unaudited) ($ in thousands, except EPS) Q3 2024 Q2 2024 Variance Net interest income $,572,473 $,568,312 $4,161 $0 $0 $0 Provision for credit losses 71,448 46,794 24,654 $0 $0 $0 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 $0 $0 $0 Service charges on deposits 38,315 37,526 789 $0 $0 $0 Other service fees 98,748 96,863 1,885 $0 $0 $0 Mortgage banking activities 2,670 5,723 -3,053 $0 $0 $0 Other non-interest income 24,349 26,194 -1,845 $0 $0 $0 Total non-interest income $,164,082 $,166,306 $-2,224 $0 $0 $0 Personnel costs ,201,856 ,197,424 4,432 $0 $0 $0 Net occupancy expenses 28,031 27,692 339 $0 $0 $0 Equipment expenses 9,349 9,662 -,313 $0 $0 $0 Professional fees 26,708 37,744 ,-11,036 $0 $0 $0 Technology and software expenses 88,452 79,752 8,700 $0 $0 $0 Processing and transactional services 34,320 39,096 -4,776 $0 $0 $0 Business promotion 25,637 25,449 188 $0 $0 $0 Deposit insurance 10,433 10,581 -,148 $0 $0 $0 Other real estate owned (OREO) income -2,674 -5,750 3,076 $0 $0 $0 Other operating expenses 45,209 47,926 -2,717 $0 $0 $0 Total operating expenses $,467,321 $,469,576 $-2,255 $0 $0 $0 Income before income tax ,197,786 ,218,248 ,-20,462 $0 $0 $0 Income tax expense 42,463 40,459 2,004 $0 $0 $0 Net income $,155,323 $,177,789 $,-22,466 $0 $0 $0 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 $0 $0 $0 ROTCE 9.98E-2 0.1177 -1.79% $0 $0 $0 Picture formatting in PPT linea azul claro linea azul obscuro Azul fondo y bordes Azul fondo y bordes Highlights: (Unaudited) Variance ($ in thousands) Q3 2024 Q2 2024 Net interest income $,572,473 $,568,312 $4,161 Provision for credit losses 71,448 46,794 24,654 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 Service charges on deposits 38,315 37,526 789 Other service fees 98,748 96,863 1,885 Mortgage banking activities 2,670 5,723 -3,053 Other non-interest income 24,349 26,194 -1,845 Total non-interest income $,164,082 $,166,306 $-2,224 Personnel costs ,201,856 ,197,424 4,432 Net occupancy expenses 28,031 27,692 339 Equipment expenses 9,349 9,662 -,313 Professional fees 26,708 37,744 ,-11,036 Technology and software expenses 88,452 79,752 8,700 Processing and transactional services 34,320 39,096 -4,776 Business promotion 25,637 25,449 188 FDIC deposit insurance 10,433 10,581 -,148 Other real estate owned (OREO) income -2,674 -5,750 3,076 Other operating expenses 45,209 47,926 -2,717 Total operating expenses ,467,321 ,469,576 -2,255 Income before income tax ,197,786 ,218,248 ,-20,462 Income tax expense 42,463 40,459 2,004 Net income $,155,323 $,177,789 $,-22,466 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 Q3-2023 BPPR Popular U.S ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 Loans Held in Portfolio $25,111 $,-25,111 $23,729 Loans Held in Portfolio $10,448 $,-10,448 $10,267 P.R. Government Deposits 19,721.934372140004 ,-19,721.934372140004 17,750 Total Deposits 11,861 ,-11,861 10,302 Total Deposits 54,548 ,-54,548 53,389 Borrowings 327.24803904000004 -,327.24803904000004 398 Borrowings 127.10107768 -,127.10107768 108 Net Interest Margin 2.5999999999999999E-2 -2.6% 2.9000000000000001E-2 Net Interest Margin 3.4000000000000002E-2 -3.4% 3.1399999999999997E-2 Total Deposit Cost 3.4299999999999997E-2 -3.43% 2.843E-2 Total Deposit Cost 1.83E-2 -1.83% 1.6799999999999999E-2 Highlights: Highlights: Azul fondo y bordes linea azul claro linea azul obscuro Regulatory Capital Ratios Company Name: Popular, Inc. As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Capital Conservation Buffer Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16480031502430226 0.16360085530480201 1.199459719500251E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.9800315024302255E-2 7.0000000000000007E-2 9.4800315024302251E-2 0.11980031502430226 Total common equity 6228258.2345057465 6082238.1194761656 ,146,020.11502958089 1,700,674.58246966 2,456,529.195245618 3771729.0392601285 2645492.9794952809 3582765.2550104656 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 capital ratio 0.16538622491407098 0.16419646471830759 1.1897601957633896E-3 0.06 0.08 8.5386224914070982E-2 8.4999999999999992E-2 8.0386224914070992E-2 0.10538622491407099 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2267565.4109959546 3023420.5479946067 3226980.8365111402 3212384.3322442691 3038017.0522614778 Total Risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Total capital ratio 0.18304389350241954 0.18194471312509775 1.0991803773217901E-3 0.08 0.1 8.304389350241953E-2 0.10500000000000001 7.8043893502419526E-2 0.10304389350241953 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 Allowable Tier 2 Capital 667331.97549614904 659831.96000163374 7,500.154945153045 Total capital 6917733.3600018956 6764213.2294777995 ,153,520.13052409608 3023420.5479946067 3779275.6849932582 3138457.6750086374 3968239.4692429216 2949493.890758974 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 leverage ratio 8.5341298890382319E-2 8.447293227596174E-2 8.6836661442057927E-4 0.04 0.05 3.5341298890382317E-2 N/A N/A Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2929602.1812530193 3662002.7265662737 2588398.6579394732 Total assets for the leverage ratio 73240054.531325474 71353184.987002045 1,886,869.5443234295 Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 0.40026815741556704 of total assets Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q3 2024 Q2 2024 Change Q3 2023 Highlights: Net Income $178 $178 $0 $137 Adjusted Net Income1 178 178 0 137 Net Interest Margin (NIM) 3.2199999999999999E-2 3.2199999999999999E-2 0.000000000000000% 3.0700000000000002E-2 Net Interest Margin FTE2 3.4799999999999998E-2 3.4799999999999998E-2 0.000000000000000% 3.2399999999999998E-2 Total Deposit Costs 2.1000000000000001E-2 2.1000000000000001E-2 0.000000000000000% 1.84E-2 EPS $2.46 $2.46 $0 $1.9 Financial Ratios ROA 9.7000000000000003E-3 9.7000000000000003E-3 0 7.4999999999999997E-3 ROTCE 0.1177 0.1177 0 9.3600000000000003E-2 Ending Balances Loans Held in Portfolio $35,592 $35,592 $0 $34,029 Total Assets 72,845 72,845 0 69,737 Total Deposits 65,531 65,531 0 63,338 Borrowings 1,047 1,047 0 1,098 Credit Quality Capital Actions: Non Performing Loans (NPLs) $342 $342 $0 $362 NPL Ratio 9.5999999999999992E-3 9.5999999999999992E-3 0 1.06E-2 NCO Ratio 6.1000000000000004E-3 6.1000000000000004E-3 0 3.8999999999999998E-3 ACL-NPL Ratio 2.14 2.14 0 1.97 Capital Common Equity Tier 1 0.16480031502430226 0.16480031502430226 0 0.1681 Tangible Book Value Per Share $62.71 $62.71 $0 $50.2 Azul fondo y bordes linea azul claro linea azul obscuro Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE Consolidated Q2 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 Q3 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 BPPR Q2 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Q3 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Popular Bank Q2 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Q3 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Consolidated Q3 2023 16.809999999999999 16.88 18.670000000000002 8.41 5.25 Q2 2023 16.87 16.93 18.739999999999998 8.1 5.29 BPPR Q3 2023 17.45 17.45 18.71 7.52 3.4 Q2 2023 17.510000000000002 17.510000000000002 18.77 7.49 3.52 Popular Bank Q3 2023 14.22 14.22 14.85 11.62 12.56 Q2 2023 14.4 14.4 15.23 11.68 12.69 Ratios at 06/30/2023 Ratios at 03/31/2023 Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Total common equity 1384006.5330454241 1414744.1383078264 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total Risk-weighted assets 9608104.9377026092 9348615.3796474915 Total capital ratio 0.15234561454000642 0.15965056677707223 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Allowable Tier 2 Capital 79746.118253749999 77767.605633750005 Total capital 1463752.6512991742 1492511.7439415765 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 leverage ratio 0.11678757583996165 0.12742579316134706 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total assets for the leverage ratio 11850631.568395423 11102494.269087825 Highlights: Regulatory Capital Ratios Company Name: BPPR As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.8720141326033517E-2 7.0000000000000007E-2 9.3720141326033513E-2 Total common equity 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1,214,319.3710304534 1,754,016.8692662106 2663950.664957033 1888941.24382515 2529026.2903980939 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 0.06 0.08 8.3720141326033518E-2 8.4999999999999992E-2 7.8720141326033527E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1619092.494707271 2158789.9929430285 2259177.5412802151 2293714.3675019671 2124253.1667212765 Total Risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Total capital ratio 0.1763311187952922 0.17926724773440914 -2.9361289391169332E-3 0.08 0.1 7.6331118795292197E-2 0.10500000000000001 7.1331118795292192E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 Allowable Tier 2 Capital 340305.64952332061 334306.54547980044 5,999.1040435201721 Total capital 4758273.1837465642 4750569.2192455437 7,703.9645010204986 2158789.9929430285 2698487.4911787855 2059785.6925677788 2833411.8657377246 1924861.3180088396 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 leverage ratio 7.4148076573937557E-2 7.5093412582264374E-2 -9.4533600832681641E-4 0.04 0.05 2.4148076573937555E-2 N/A N/A Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 2383321.4499193756 2979151.8123992197 1438815.7218240239 Total assets for the leverage ratio 59583036.247984387 58810254.080912285 ,772,782.16707210243 BPPR FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $4,417,967,534.2232437 TOTAL TIER 2 capital $,340,305,649.52332062 10% Limit: ,499,785,023.38243544 Plus: Excess Allowance for LLL ,239,577,050.7779038 20% Limit: ,999,570,046.76487088 $4,997,850,233.8243542 Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax (benefit) expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality BPPR Popular U.S. Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 .07% 5.3E-3 5.3E-3 0.000000000000000% Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 .05% 3.8999999999999998E-3 3.8999999999999998E-3 .02% Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 .06% 8.3000000000000001E-3 8.3000000000000001E-3 .08% Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 linea azul claro linea azul obscuro Azul fondo y bordes Outstanding P.R. government exposure ($ in millions) Loans Securities Change Municipalities $178 $178 $356 Indirect Exposure $187 $46 $233 Regulatory Capital Ratios Company Name: Popular Bank As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 4.4999999999999998E-2 6.5000000000000002E-2 6.8812234884922413E-2 7.0000000000000007E-2 6.3812234884922409E-2 Total common equity 1398579.328375004 1376859.4125529211 21,719.915822082898 ,470,331.20574512304 ,679,367.29718739993 719212.03118760407 731626.32004796923 666953.00832703477 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 0.06 0.08 5.3812234884922414E-2 8.4999999999999992E-2 4.8812234884922423E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 627108.27432683075 836144.36576910771 562434.96260589629 888403.38862967677 510175.93974532722 Total Risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Total capital ratio 0.14094838006992469 0.14046899112266037 4.793889472643198E-4 0.08 0.1 4.0948380069924684E-2 0.10500000000000001 3.5948380069924679E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 Allowable Tier 2 Capital 74585.594871875001 83496.202671874998 -8,910.607799999998 Total capital 1473164.9232468789 1460355.6152247961 12,809.308022082783 836144.36576910771 1045180.4572113845 427984.46603549435 1097439.480071954 375725.44317492493 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 leverage ratio 0.10389474280138555 0.10337472253110254 5.2002027028301423E-4 0.04 0.05 5.3894742801385551E-2 N/A N/A Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 538460.09554060025 673075.11942575034 725504.20894925366 Total assets for the leverage ratio 13461502.388515007 13319111.082872923 ,142,391.30564208329 Popular Bank FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $1,398,579,328.3750041 TOTAL TIER 2 capital 74,585,594.871875003 10% Limit: ,147,316,492.32468793 Plus: Excess Allowance for LLL 0 20% Limit: ,294,632,984.64937586 $1,473,164,923.2468791 January 2024 Original Guidance October Update Net Interest Income 9%-13% increase for the year 8%-10% increase for the year Non-Interest Income $160-$165 million per quarter Unchanged NCOs 65-85 bps annualized Lower end of the 65-85 bps range Operating Expenses $1.89- $1.95 billion for the year Unchanged Effective Tax Rate 19%-23% for the year 21%-23% for the year Loan Growth 3%-6% for the year Lower end of the 3%-6% range Previous color Previous color fondo (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Balance Sheet Highlights Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 -6.9999999999999999E-4 5.3E-3 5.3E-3 0 Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 -5.0000000000000001E-4 3.8999999999999998E-3 3.8999999999999998E-3 -2.0000000000000001E-4 Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 -5.9999999999999995E-4 8.3000000000000001E-3 8.3000000000000001E-3 -8.0000000000000004E-4 Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 Quarterly Results and Variances(unaudited) ($ in thousands, except EPS) Q3 2024 Q2 2024 Variance Net interest income $,572,473 $,568,312 $4,161 $0 $0 $0 Provision for credit losses 71,448 46,794 24,654 $0 $0 $0 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 $0 $0 $0 Service charges on deposits 38,315 37,526 789 $0 $0 $0 Other service fees 98,748 96,863 1,885 $0 $0 $0 Mortgage banking activities 2,670 5,723 -3,053 $0 $0 $0 Other non-interest income 24,349 26,194 -1,845 $0 $0 $0 Total non-interest income $,164,082 $,166,306 $-2,224 $0 $0 $0 Personnel costs ,201,856 ,197,424 4,432 $0 $0 $0 Net occupancy expenses 28,031 27,692 339 $0 $0 $0 Equipment expenses 9,349 9,662 -,313 $0 $0 $0 Professional fees 26,708 37,744 ,-11,036 $0 $0 $0 Technology and software expenses 88,452 79,752 8,700 $0 $0 $0 Processing and transactional services 34,320 39,096 -4,776 $0 $0 $0 Business promotion 25,637 25,449 188 $0 $0 $0 Deposit insurance 10,433 10,581 -,148 $0 $0 $0 Other real estate owned (OREO) income -2,674 -5,750 3,076 $0 $0 $0 Other operating expenses 45,209 47,926 -2,717 $0 $0 $0 Total operating expenses $,467,321 $,469,576 $-2,255 $0 $0 $0 Income before income tax ,197,786 ,218,248 ,-20,462 $0 $0 $0 Income tax expense 42,463 40,459 2,004 $0 $0 $0 Net income $,155,323 $,177,789 $,-22,466 $0 $0 $0 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 $0 $0 $0 ROTCE 9.98E-2 0.1177 -1.79% $0 $0 $0 Picture formatting in PPT linea azul claro linea azul obscuro Azul fondo y bordes Azul fondo y bordes Highlights: (Unaudited) Variance ($ in thousands) Q3 2024 Q2 2024 Net interest income $,572,473 $,568,312 $4,161 Provision for credit losses 71,448 46,794 24,654 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 Service charges on deposits 38,315 37,526 789 Other service fees 98,748 96,863 1,885 Mortgage banking activities 2,670 5,723 -3,053 Other non-interest income 24,349 26,194 -1,845 Total non-interest income $,164,082 $,166,306 $-2,224 Personnel costs ,201,856 ,197,424 4,432 Net occupancy expenses 28,031 27,692 339 Equipment expenses 9,349 9,662 -,313 Professional fees 26,708 37,744 ,-11,036 Technology and software expenses 88,452 79,752 8,700 Processing and transactional services 34,320 39,096 -4,776 Business promotion 25,637 25,449 188 FDIC deposit insurance 10,433 10,581 -,148 Other real estate owned (OREO) income -2,674 -5,750 3,076 Other operating expenses 45,209 47,926 -2,717 Total operating expenses ,467,321 ,469,576 -2,255 Income before income tax ,197,786 ,218,248 ,-20,462 Income tax expense 42,463 40,459 2,004 Net income $,155,323 $,177,789 $,-22,466 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 Q3-2023 BPPR Popular U.S ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 Loans Held in Portfolio $25,111 $,-25,111 $23,729 Loans Held in Portfolio $10,448 $,-10,448 $10,267 P.R. Government Deposits 19,721.934372140004 ,-19,721.934372140004 17,750 Total Deposits 11,861 ,-11,861 10,302 Total Deposits 54,548 ,-54,548 53,389 Borrowings 327.24803904000004 -,327.24803904000004 398 Borrowings 127.10107768 -,127.10107768 108 Net Interest Margin 2.5999999999999999E-2 -2.6% 2.9000000000000001E-2 Net Interest Margin 3.4000000000000002E-2 -3.4% 3.1399999999999997E-2 Total Deposit Cost 3.4299999999999997E-2 -3.43% 2.843E-2 Total Deposit Cost 1.83E-2 -1.83% 1.6799999999999999E-2 Highlights: Highlights: Azul fondo y bordes linea azul claro linea azul obscuro Regulatory Capital Ratios Company Name: Popular, Inc. As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Capital Conservation Buffer Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16480031502430226 0.16360085530480201 1.199459719500251E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.9800315024302255E-2 7.0000000000000007E-2 9.4800315024302251E-2 0.11980031502430226 Total common equity 6228258.2345057465 6082238.1194761656 ,146,020.11502958089 1,700,674.58246966 2,456,529.195245618 3771729.0392601285 2645492.9794952809 3582765.2550104656 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 capital ratio 0.16538622491407098 0.16419646471830759 1.1897601957633896E-3 0.06 0.08 8.5386224914070982E-2 8.4999999999999992E-2 8.0386224914070992E-2 0.10538622491407099 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2267565.4109959546 3023420.5479946067 3226980.8365111402 3212384.3322442691 3038017.0522614778 Total Risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Total capital ratio 0.18304389350241954 0.18194471312509775 1.0991803773217901E-3 0.08 0.1 8.304389350241953E-2 0.10500000000000001 7.8043893502419526E-2 0.10304389350241953 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 Allowable Tier 2 Capital 667331.97549614904 659831.96000163374 7,500.154945153045 Total capital 6917733.3600018956 6764213.2294777995 ,153,520.13052409608 3023420.5479946067 3779275.6849932582 3138457.6750086374 3968239.4692429216 2949493.890758974 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 leverage ratio 8.5341298890382319E-2 8.447293227596174E-2 8.6836661442057927E-4 0.04 0.05 3.5341298890382317E-2 N/A N/A Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2929602.1812530193 3662002.7265662737 2588398.6579394732 Total assets for the leverage ratio 73240054.531325474 71353184.987002045 1,886,869.5443234295 Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 0.40026815741556704 of total assets Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q3 2024 Q2 2024 Change Q3 2023 Highlights: Net Income $178 $178 $0 $137 Adjusted Net Income1 178 178 0 137 Net Interest Margin (NIM) 3.2199999999999999E-2 3.2199999999999999E-2 0.000000000000000% 3.0700000000000002E-2 Net Interest Margin FTE2 3.4799999999999998E-2 3.4799999999999998E-2 0.000000000000000% 3.2399999999999998E-2 Total Deposit Costs 2.1000000000000001E-2 2.1000000000000001E-2 0.000000000000000% 1.84E-2 EPS $2.46 $2.46 $0 $1.9 Financial Ratios ROA 9.7000000000000003E-3 9.7000000000000003E-3 0 7.4999999999999997E-3 ROTCE 0.1177 0.1177 0 9.3600000000000003E-2 Ending Balances Loans Held in Portfolio $35,592 $35,592 $0 $34,029 Total Assets 72,845 72,845 0 69,737 Total Deposits 65,531 65,531 0 63,338 Borrowings 1,047 1,047 0 1,098 Credit Quality Capital Actions: Non Performing Loans (NPLs) $342 $342 $0 $362 NPL Ratio 9.5999999999999992E-3 9.5999999999999992E-3 0 1.06E-2 NCO Ratio 6.1000000000000004E-3 6.1000000000000004E-3 0 3.8999999999999998E-3 ACL-NPL Ratio 2.14 2.14 0 1.97 Capital Common Equity Tier 1 0.16480031502430226 0.16480031502430226 0 0.1681 Tangible Book Value Per Share $62.71 $62.71 $0 $50.2 Azul fondo y bordes linea azul claro linea azul obscuro Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE Consolidated Q2 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 Q3 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 BPPR Q2 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Q3 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Popular Bank Q2 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Q3 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Consolidated Q3 2023 16.809999999999999 16.88 18.670000000000002 8.41 5.25 Q2 2023 16.87 16.93 18.739999999999998 8.1 5.29 BPPR Q3 2023 17.45 17.45 18.71 7.52 3.4 Q2 2023 17.510000000000002 17.510000000000002 18.77 7.49 3.52 Popular Bank Q3 2023 14.22 14.22 14.85 11.62 12.56 Q2 2023 14.4 14.4 15.23 11.68 12.69 Ratios at 06/30/2023 Ratios at 03/31/2023 Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Total common equity 1384006.5330454241 1414744.1383078264 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total Risk-weighted assets 9608104.9377026092 9348615.3796474915 Total capital ratio 0.15234561454000642 0.15965056677707223 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Allowable Tier 2 Capital 79746.118253749999 77767.605633750005 Total capital 1463752.6512991742 1492511.7439415765 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 leverage ratio 0.11678757583996165 0.12742579316134706 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total assets for the leverage ratio 11850631.568395423 11102494.269087825 Highlights: Regulatory Capital Ratios Company Name: BPPR As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.8720141326033517E-2 7.0000000000000007E-2 9.3720141326033513E-2 Total common equity 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1,214,319.3710304534 1,754,016.8692662106 2663950.664957033 1888941.24382515 2529026.2903980939 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 0.06 0.08 8.3720141326033518E-2 8.4999999999999992E-2 7.8720141326033527E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1619092.494707271 2158789.9929430285 2259177.5412802151 2293714.3675019671 2124253.1667212765 Total Risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Total capital ratio 0.1763311187952922 0.17926724773440914 -2.9361289391169332E-3 0.08 0.1 7.6331118795292197E-2 0.10500000000000001 7.1331118795292192E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 Allowable Tier 2 Capital 340305.64952332061 334306.54547980044 5,999.1040435201721 Total capital 4758273.1837465642 4750569.2192455437 7,703.9645010204986 2158789.9929430285 2698487.4911787855 2059785.6925677788 2833411.8657377246 1924861.3180088396 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 leverage ratio 7.4148076573937557E-2 7.5093412582264374E-2 -9.4533600832681641E-4 0.04 0.05 2.4148076573937555E-2 N/A N/A Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 2383321.4499193756 2979151.8123992197 1438815.7218240239 Total assets for the leverage ratio 59583036.247984387 58810254.080912285 ,772,782.16707210243 BPPR FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $4,417,967,534.2232437 TOTAL TIER 2 capital $,340,305,649.52332062 10% Limit: ,499,785,023.38243544 Plus: Excess Allowance for LLL ,239,577,050.7779038 20% Limit: ,999,570,046.76487088 $4,997,850,233.8243542 Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax (benefit) expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality BPPR Popular U.S. Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 .07% 5.3E-3 5.3E-3 0.000000000000000% Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 .05% 3.8999999999999998E-3 3.8999999999999998E-3 .02% Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 .06% 8.3000000000000001E-3 8.3000000000000001E-3 .08% Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 linea azul claro linea azul obscuro Azul fondo y bordes Outstanding P.R. government exposure ($ in millions) Loans Securities Change Municipalities $178 $178 $356 Indirect Exposure $187 $46 $233 Regulatory Capital Ratios Company Name: Popular Bank As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 4.4999999999999998E-2 6.5000000000000002E-2 6.8812234884922413E-2 7.0000000000000007E-2 6.3812234884922409E-2 Total common equity 1398579.328375004 1376859.4125529211 21,719.915822082898 ,470,331.20574512304 ,679,367.29718739993 719212.03118760407 731626.32004796923 666953.00832703477 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 0.06 0.08 5.3812234884922414E-2 8.4999999999999992E-2 4.8812234884922423E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 627108.27432683075 836144.36576910771 562434.96260589629 888403.38862967677 510175.93974532722 Total Risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Total capital ratio 0.14094838006992469 0.14046899112266037 4.793889472643198E-4 0.08 0.1 4.0948380069924684E-2 0.10500000000000001 3.5948380069924679E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 Allowable Tier 2 Capital 74585.594871875001 83496.202671874998 -8,910.607799999998 Total capital 1473164.9232468789 1460355.6152247961 12,809.308022082783 836144.36576910771 1045180.4572113845 427984.46603549435 1097439.480071954 375725.44317492493 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 leverage ratio 0.10389474280138555 0.10337472253110254 5.2002027028301423E-4 0.04 0.05 5.3894742801385551E-2 N/A N/A Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 538460.09554060025 673075.11942575034 725504.20894925366 Total assets for the leverage ratio 13461502.388515007 13319111.082872923 ,142,391.30564208329 Popular Bank FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $1,398,579,328.3750041 TOTAL TIER 2 capital 74,585,594.871875003 10% Limit: ,147,316,492.32468793 Plus: Excess Allowance for LLL 0 20% Limit: ,294,632,984.64937586 $1,473,164,923.2468791

Quarter Highlights: Total earning assets decreased by $1.2 billion: $1.8 billion lower money market and investment securities, partially offset by $603 million higher loan balances Money market and investment securities represent 47% of earning assets $1.9 billion lower deposit balances Net interest margin increased 2 bps to 3.24% FTE2 net interest margin of 3.47%, a decrease of 1 bp Earning assets yield FTE2 increased by 4 bps, driven by loan portfolio growth FTE loan yield increased 4 bps to 7.56% Total deposit costs increased 6 bps to 2.16% 6 Net Interest Margin Dynamics See footnotes on slide 13 Differences due to rounding

Capital Note: Current period ratios are estimated See footnotes on slide 13 Quarter Highlights: Leverage ratio increased 14 bps to 8.67%; ratio impacted by a high proportion of zero-risk weighted assets on the balance sheet, which represented 40% of total assets Common Equity Tier 1 of 16.48%, decreased 6 bps TCE ratio1 at 7.03% compared to 6.30% in Q2 2024; Tangible book value per share at $69.04 compared to $62.71 in Q2 2024 Return on average tangible common equity approximately 10.0% Repurchased 599,096 shares of common stock at an average price of $98.11

Non-Performing Assets Differences due to rounding Quarter Highlights: Non-Performing Loans (NPLs) increased $19 million: NPLs inflows decreased $7 million BPPR NPLs increased $2 million to $289 million, or 1.1% of loans Popular U.S. NPLs increased $18 million to $73 million, or 0.7% of loans, driven by a single $17 million mortgage loan Non-Performing Assets (NPAs) increased $12 million OREO assets decreased $7 million

NCOs and Allowance for Credit Losses Differences due to rounding Allowance for Credit Losses ($ in millions) NCOs and NCO-to-Loans Ratio ($ in millions) Quarter Highlights: NCO ratio increased 4 bps to 0.65% NCOs increased $5 million to $59 million BPPR NCOs increased $5 million to $55 million: Consumer increased $9 million Commercial decreased $2 million Construction decreased $1 million Popular U.S. NCOs flat QoQ ACL at $744 million, increased $14 million ACL-to-Loans ratio at 2.06% vs. 2.05% ACL-to-NPLs at 206% vs. 214% Consumer NCOs by Segment ($ in millions) January 2024 Original Guidance October Update Net Interest Income 9%-13% increase for the year 8%-10% increase for the year Non-Interest Income $160-$165 million per quarter Unchanged NCOs 65-85 bps annualized Lower end of the 65-85 bps range Operating Expenses $1.89- $1.95 billion for the year Unchanged Effective Tax Rate 19%-23% for the year 21%-23% for the year Loan Growth 3%-6% for the year Lower end of the 3%-6% range Previous color Previous color fondo (Unaudited) Variance ($ in thousands) Q3 2024 Q2 2024 Net interest income $,572,473 $,568,312 $4,161 Provision for credit losses 71,448 46,794 24,654 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 Service charges on deposits 38,315 37,526 789 Other service fees 98,748 96,863 1,885 Mortgage banking activities 2,670 5,723 -3,053 Other non-interest income 24,349 26,194 -1,845 Total non-interest income $,164,082 $,166,306 $-2,224 Personnel costs ,201,856 ,197,424 4,432 Net occupancy expenses 28,031 27,692 339 Equipment expenses 9,349 9,662 -,313 Professional fees 26,708 37,744 ,-11,036 Technology and software expenses 88,452 79,752 8,700 Processing and transactional services 34,320 39,096 -4,776 Business promotion 25,637 25,449 188 FDIC deposit insurance 10,433 10,581 -,148 Other real estate owned (OREO) income -2,674 -5,750 3,076 Other operating expenses 45,209 47,926 -2,717 Total operating expenses ,467,321 ,469,576 -2,255 Income before income tax ,197,786 ,218,248 ,-20,462 Income tax expense 42,463 40,459 2,004 Net income $,155,323 $,177,789 $,-22,466 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 Unaudited ($ in thousands, except EPS) Q3 2024 Q2 2024 Variance Net interest income $,572,473 $,568,312 $4,161 $0 $0 $0 Provision for credit losses 71,448 46,794 24,654 $0 $0 $0 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 $0 $0 $0 Service charges on deposits 38,315 37,526 789 $0 $0 $0 Other service fees 98,748 96,863 1,885 $0 $0 $0 Mortgage banking activities 2,670 5,723 -3,053 $0 $0 $0 Other non-interest income 24,349 26,194 -1,845 $0 $0 $0 Total non-interest income $,164,082 $,166,306 $-2,224 $0 $0 $0 Personnel costs ,201,856 ,197,424 4,432 $0 $0 $0 Net occupancy expenses 28,031 27,692 339 $0 $0 $0 Equipment expenses 9,349 9,662 -,313 $0 $0 $0 Professional fees 26,708 37,744 ,-11,036 $0 $0 $0 Technology and software expenses 88,452 79,752 8,700 $0 $0 $0 Processing and transactional services 34,320 39,096 -4,776 $0 $0 $0 Business promotion 25,637 25,449 188 $0 $0 $0 FDIC deposit insurance 10,433 10,581 -,148 $0 $0 $0 Other real estate owned (OREO) income -2,674 -5,750 3,076 $0 $0 $0 Other operating expenses 45,209 47,926 -2,717 $0 $0 $0 Total operating expenses $,467,321 $,469,576 $-2,255 $0 $0 $0 Income before income tax ,197,786 ,218,248 ,-20,462 $0 $0 $0 Income tax expense 42,463 40,459 2,004 $0 $0 $0 Net income $,155,323 $,177,789 $,-22,466 $0 $0 $0 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 $0 $0 $0 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 $0 $0 $0 Picture formatting in PPT linea azul claro linea azul obscuro Azul fondo y bordes Azul fondo y bordes Highlights: Regulatory Capital Ratios Company Name: Popular, Inc. As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Capital Conservation Buffer Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16480031502430226 0.16360085530480201 1.199459719500251E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.9800315024302255E-2 7.0000000000000007E-2 9.4800315024302251E-2 0.11980031502430226 Total common equity 6228258.2345057465 6082238.1194761656 ,146,020.11502958089 1,700,674.58246966 2,456,529.195245618 3771729.0392601285 2645492.9794952809 3582765.2550104656 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 capital ratio 0.16538622491407098 0.16419646471830759 1.1897601957633896E-3 0.06 0.08 8.5386224914070982E-2 8.4999999999999992E-2 8.0386224914070992E-2 0.10538622491407099 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2267565.4109959546 3023420.5479946067 3226980.8365111402 3212384.3322442691 3038017.0522614778 Total Risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Total capital ratio 0.18304389350241954 0.18194471312509775 1.0991803773217901E-3 0.08 0.1 8.304389350241953E-2 0.10500000000000001 7.8043893502419526E-2 0.10304389350241953 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 Allowable Tier 2 Capital 667331.97549614904 659831.96000163374 7,500.154945153045 Total capital 6917733.3600018956 6764213.2294777995 ,153,520.13052409608 3023420.5479946067 3779275.6849932582 3138457.6750086374 3968239.4692429216 2949493.890758974 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 leverage ratio 8.5341298890382319E-2 8.447293227596174E-2 8.6836661442057927E-4 0.04 0.05 3.5341298890382317E-2 N/A N/A Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2929602.1812530193 3662002.7265662737 2588398.6579394732 Total assets for the leverage ratio 73240054.531325474 71353184.987002045 1,886,869.5443234295 Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 0.40026815741556704 of total assets Q3-2023 BPPR Popular U.S ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 Loans Held in Portfolio $25,111 $,-25,111 $23,729 Loans Held in Portfolio $10,448 $,-10,448 $10,267 P.R. Government Deposits 19,721.934372140004 ,-19,721.934372140004 17,750 Total Deposits 11,861 ,-11,861 10,302 Total Deposits 54,548 ,-54,548 53,389 Borrowings 327.24803904000004 -,327.24803904000004 398 Borrowings 127.10107768 -,127.10107768 108 Net Interest Margin 2.5999999999999999E-2 -2.6% 2.9000000000000001E-2 Net Interest Margin 3.4000000000000002E-2 -3.4% 3.1399999999999997E-2 Total Deposit Cost 3.4299999999999997E-2 -3.43% 2.843E-2 Total Deposit Cost 1.83E-2 -1.83% 1.6799999999999999E-2 Highlights: Highlights: Azul fondo y bordes linea azul claro linea azul obscuro Regulatory Capital Ratios Company Name: BPPR As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.8720141326033517E-2 7.0000000000000007E-2 9.3720141326033513E-2 Total common equity 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1,214,319.3710304534 1,754,016.8692662106 2663950.664957033 1888941.24382515 2529026.2903980939 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 0.06 0.08 8.3720141326033518E-2 8.4999999999999992E-2 7.8720141326033527E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1619092.494707271 2158789.9929430285 2259177.5412802151 2293714.3675019671 2124253.1667212765 Total Risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Total capital ratio 0.1763311187952922 0.17926724773440914 -2.9361289391169332E-3 0.08 0.1 7.6331118795292197E-2 0.10500000000000001 7.1331118795292192E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 Allowable Tier 2 Capital 340305.64952332061 334306.54547980044 5,999.1040435201721 Total capital 4758273.1837465642 4750569.2192455437 7,703.9645010204986 2158789.9929430285 2698487.4911787855 2059785.6925677788 2833411.8657377246 1924861.3180088396 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 leverage ratio 7.4148076573937557E-2 7.5093412582264374E-2 -9.4533600832681641E-4 0.04 0.05 2.4148076573937555E-2 N/A N/A Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 2383321.4499193756 2979151.8123992197 1438815.7218240239 Total assets for the leverage ratio 59583036.247984387 58810254.080912285 ,772,782.16707210243 BPPR FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $4,417,967,534.2232437 TOTAL TIER 2 capital $,340,305,649.52332062 10% Limit: ,499,785,023.38243544 Plus: Excess Allowance for LLL ,239,577,050.7779038 20% Limit: ,999,570,046.76487088 $4,997,850,233.8243542 Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q3 2024 Q2 2024 Change Q3 2023 Highlights: Net Income $178 $178 $0 $137 Adjusted Net Income1 178 178 0 137 Net Interest Margin (NIM) 3.2199999999999999E-2 3.2199999999999999E-2 0.000000000000000% 3.0700000000000002E-2 Net Interest Margin FTE2 3.4799999999999998E-2 3.4799999999999998E-2 0.000000000000000% 3.2399999999999998E-2 Total Deposit Costs 2.1000000000000001E-2 2.1000000000000001E-2 0.000000000000000% 1.84E-2 EPS $2.46 $2.46 $0 $1.9 Financial Ratios ROA 9.7000000000000003E-3 9.7000000000000003E-3 0 7.4999999999999997E-3 ROTCE 0.1177 0.1177 0 9.3600000000000003E-2 Ending Balances Loans Held in Portfolio $35,592 $35,592 $0 $34,029 Total Assets 72,845 72,845 0 69,737 Total Deposits 65,531 65,531 0 63,338 Borrowings 1,047 1,047 0 1,098 Credit Quality Capital Actions: Non Performing Loans (NPLs) $342 $342 $0 $362 NPL Ratio 9.5999999999999992E-3 9.5999999999999992E-3 0 1.06E-2 NCO Ratio 6.1000000000000004E-3 6.1000000000000004E-3 0 3.8999999999999998E-3 ACL-NPL Ratio 2.14 2.14 0 1.97 Capital Common Equity Tier 1 0.16480031502430226 0.16480031502430226 0 0.1681 Tangible Book Value Per Share $62.71 $62.71 $0 $50.2 Azul fondo y bordes linea azul claro linea azul obscuro Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE Consolidated Q2 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 Q3 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 BPPR Q2 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Q3 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Popular Bank Q2 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Q3 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Consolidated Q3 2023 16.809999999999999 16.88 18.670000000000002 8.41 5.25 Q2 2023 16.87 16.93 18.739999999999998 8.1 5.29 BPPR Q3 2023 17.45 17.45 18.71 7.52 3.4 Q2 2023 17.510000000000002 17.510000000000002 18.77 7.49 3.52 Popular Bank Q3 2023 14.22 14.22 14.85 11.62 12.56 Q2 2023 14.4 14.4 15.23 11.68 12.69 Ratios at 06/30/2023 Ratios at 03/31/2023 Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Total common equity 1384006.5330454241 1414744.1383078264 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total Risk-weighted assets 9608104.9377026092 9348615.3796474915 Total capital ratio 0.15234561454000642 0.15965056677707223 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Allowable Tier 2 Capital 79746.118253749999 77767.605633750005 Total capital 1463752.6512991742 1492511.7439415765 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 leverage ratio 0.11678757583996165 0.12742579316134706 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total assets for the leverage ratio 11850631.568395423 11102494.269087825 Highlights: Regulatory Capital Ratios Company Name: Popular Bank As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 4.4999999999999998E-2 6.5000000000000002E-2 6.8812234884922413E-2 7.0000000000000007E-2 6.3812234884922409E-2 Total common equity 1398579.328375004 1376859.4125529211 21,719.915822082898 ,470,331.20574512304 ,679,367.29718739993 719212.03118760407 731626.32004796923 666953.00832703477 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 0.06 0.08 5.3812234884922414E-2 8.4999999999999992E-2 4.8812234884922423E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 627108.27432683075 836144.36576910771 562434.96260589629 888403.38862967677 510175.93974532722 Total Risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Total capital ratio 0.14094838006992469 0.14046899112266037 4.793889472643198E-4 0.08 0.1 4.0948380069924684E-2 0.10500000000000001 3.5948380069924679E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 Allowable Tier 2 Capital 74585.594871875001 83496.202671874998 -8,910.607799999998 Total capital 1473164.9232468789 1460355.6152247961 12,809.308022082783 836144.36576910771 1045180.4572113845 427984.46603549435 1097439.480071954 375725.44317492493 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 leverage ratio 0.10389474280138555 0.10337472253110254 5.2002027028301423E-4 0.04 0.05 5.3894742801385551E-2 N/A N/A Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 538460.09554060025 673075.11942575034 725504.20894925366 Total assets for the leverage ratio 13461502.388515007 13319111.082872923 ,142,391.30564208329 Popular Bank FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $1,398,579,328.3750041 TOTAL TIER 2 capital 74,585,594.871875003 10% Limit: ,147,316,492.32468793 Plus: Excess Allowance for LLL 0 20% Limit: ,294,632,984.64937586 $1,473,164,923.2468791 Outstanding P.R. government exposure ($ in millions) Loans Securities Change Municipalities $178 $178 $356 Indirect Exposure $187 $46 $233 Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax (benefit) expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality BPPR Popular U.S. Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 .07% 5.3E-3 5.3E-3 0.000000000000000% Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 .05% 3.8999999999999998E-3 3.8999999999999998E-3 .02% Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 .06% 8.3000000000000001E-3 8.3000000000000001E-3 .08% Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 linea azul claro linea azul obscuro Azul fondo y bordes Portfolios Balance Reserve Build Balance Reserve Build Balance ACL/Loan Q4 2023 (Release) Q2 2024 (Release) Q3 2024 Q3 2024 Commercial $271 $2 $273 $7 $279 1.46E-2 Mortgage 83 0 83 -1 82 1.0200000000000001E-2 Leases 10 4 14 2 16 8.3999999999999995E-3 Consumer: 365 -7 358 9 367 5.16E-2 Credit Cards 80 6 86 7 93 7.8100000000000003E-2 Personal Loans 120 -11 109 -3 106 5.4800000000000001E-2 Auto 158 -1 157 5 161 4.2299999999999997E-2 Other 7 -1 6 0 7 3.73E-2 Total ACL $729 $-1 $728 $17 $744 2.06E-2 (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Balance Sheet Highlights Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 -6.9999999999999999E-4 5.3E-3 5.3E-3 0 Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 -5.0000000000000001E-4 3.8999999999999998E-3 3.8999999999999998E-3 -2.0000000000000001E-4 Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 -5.9999999999999995E-4 8.3000000000000001E-3 8.3000000000000001E-3 -8.0000000000000004E-4 Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 January 2024 Original Guidance October Update Net Interest Income 9%-13% increase for the year 8%-10% increase for the year Non-Interest Income $160-$165 million per quarter Unchanged NCOs 65-85 bps annualized Lower end of the 65-85 bps range Operating Expenses $1.89- $1.95 billion for the year Unchanged Effective Tax Rate 19%-23% for the year 21%-23% for the year Loan Growth 3%-6% for the year Lower end of the 3%-6% range Previous color Previous color fondo (Unaudited) Variance ($ in thousands) Q3 2024 Q2 2024 Net interest income $,572,473 $,568,312 $4,161 Provision for credit losses 71,448 46,794 24,654 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 Service charges on deposits 38,315 37,526 789 Other service fees 98,748 96,863 1,885 Mortgage banking activities 2,670 5,723 -3,053 Other non-interest income 24,349 26,194 -1,845 Total non-interest income $,164,082 $,166,306 $-2,224 Personnel costs ,201,856 ,197,424 4,432 Net occupancy expenses 28,031 27,692 339 Equipment expenses 9,349 9,662 -,313 Professional fees 26,708 37,744 ,-11,036 Technology and software expenses 88,452 79,752 8,700 Processing and transactional services 34,320 39,096 -4,776 Business promotion 25,637 25,449 188 FDIC deposit insurance 10,433 10,581 -,148 Other real estate owned (OREO) income -2,674 -5,750 3,076 Other operating expenses 45,209 47,926 -2,717 Total operating expenses ,467,321 ,469,576 -2,255 Income before income tax ,197,786 ,218,248 ,-20,462 Income tax expense 42,463 40,459 2,004 Net income $,155,323 $,177,789 $,-22,466 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 Unaudited ($ in thousands, except EPS) Q3 2024 Q2 2024 Variance Net interest income $,572,473 $,568,312 $4,161 $0 $0 $0 Provision for credit losses 71,448 46,794 24,654 $0 $0 $0 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 $0 $0 $0 Service charges on deposits 38,315 37,526 789 $0 $0 $0 Other service fees 98,748 96,863 1,885 $0 $0 $0 Mortgage banking activities 2,670 5,723 -3,053 $0 $0 $0 Other non-interest income 24,349 26,194 -1,845 $0 $0 $0 Total non-interest income $,164,082 $,166,306 $-2,224 $0 $0 $0 Personnel costs ,201,856 ,197,424 4,432 $0 $0 $0 Net occupancy expenses 28,031 27,692 339 $0 $0 $0 Equipment expenses 9,349 9,662 -,313 $0 $0 $0 Professional fees 26,708 37,744 ,-11,036 $0 $0 $0 Technology and software expenses 88,452 79,752 8,700 $0 $0 $0 Processing and transactional services 34,320 39,096 -4,776 $0 $0 $0 Business promotion 25,637 25,449 188 $0 $0 $0 FDIC deposit insurance 10,433 10,581 -,148 $0 $0 $0 Other real estate owned (OREO) income -2,674 -5,750 3,076 $0 $0 $0 Other operating expenses 45,209 47,926 -2,717 $0 $0 $0 Total operating expenses $,467,321 $,469,576 $-2,255 $0 $0 $0 Income before income tax ,197,786 ,218,248 ,-20,462 $0 $0 $0 Income tax expense 42,463 40,459 2,004 $0 $0 $0 Net income $,155,323 $,177,789 $,-22,466 $0 $0 $0 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 $0 $0 $0 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 $0 $0 $0 Picture formatting in PPT linea azul claro linea azul obscuro Azul fondo y bordes Azul fondo y bordes Highlights: Regulatory Capital Ratios Company Name: Popular, Inc. As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Capital Conservation Buffer Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16480031502430226 0.16360085530480201 1.199459719500251E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.9800315024302255E-2 7.0000000000000007E-2 9.4800315024302251E-2 0.11980031502430226 Total common equity 6228258.2345057465 6082238.1194761656 ,146,020.11502958089 1,700,674.58246966 2,456,529.195245618 3771729.0392601285 2645492.9794952809 3582765.2550104656 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 capital ratio 0.16538622491407098 0.16419646471830759 1.1897601957633896E-3 0.06 0.08 8.5386224914070982E-2 8.4999999999999992E-2 8.0386224914070992E-2 0.10538622491407099 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2267565.4109959546 3023420.5479946067 3226980.8365111402 3212384.3322442691 3038017.0522614778 Total Risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Total capital ratio 0.18304389350241954 0.18194471312509775 1.0991803773217901E-3 0.08 0.1 8.304389350241953E-2 0.10500000000000001 7.8043893502419526E-2 0.10304389350241953 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 Allowable Tier 2 Capital 667331.97549614904 659831.96000163374 7,500.154945153045 Total capital 6917733.3600018956 6764213.2294777995 ,153,520.13052409608 3023420.5479946067 3779275.6849932582 3138457.6750086374 3968239.4692429216 2949493.890758974 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 leverage ratio 8.5341298890382319E-2 8.447293227596174E-2 8.6836661442057927E-4 0.04 0.05 3.5341298890382317E-2 N/A N/A Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2929602.1812530193 3662002.7265662737 2588398.6579394732 Total assets for the leverage ratio 73240054.531325474 71353184.987002045 1,886,869.5443234295 Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 0.40026815741556704 of total assets Q3-2023 BPPR Popular U.S ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 Loans Held in Portfolio $25,111 $,-25,111 $23,729 Loans Held in Portfolio $10,448 $,-10,448 $10,267 P.R. Government Deposits 19,721.934372140004 ,-19,721.934372140004 17,750 Total Deposits 11,861 ,-11,861 10,302 Total Deposits 54,548 ,-54,548 53,389 Borrowings 327.24803904000004 -,327.24803904000004 398 Borrowings 127.10107768 -,127.10107768 108 Net Interest Margin 2.5999999999999999E-2 -2.6% 2.9000000000000001E-2 Net Interest Margin 3.4000000000000002E-2 -3.4% 3.1399999999999997E-2 Total Deposit Cost 3.4299999999999997E-2 -3.43% 2.843E-2 Total Deposit Cost 1.83E-2 -1.83% 1.6799999999999999E-2 Highlights: Highlights: Azul fondo y bordes linea azul claro linea azul obscuro Regulatory Capital Ratios Company Name: BPPR As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.8720141326033517E-2 7.0000000000000007E-2 9.3720141326033513E-2 Total common equity 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1,214,319.3710304534 1,754,016.8692662106 2663950.664957033 1888941.24382515 2529026.2903980939 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 0.06 0.08 8.3720141326033518E-2 8.4999999999999992E-2 7.8720141326033527E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1619092.494707271 2158789.9929430285 2259177.5412802151 2293714.3675019671 2124253.1667212765 Total Risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Total capital ratio 0.1763311187952922 0.17926724773440914 -2.9361289391169332E-3 0.08 0.1 7.6331118795292197E-2 0.10500000000000001 7.1331118795292192E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 Allowable Tier 2 Capital 340305.64952332061 334306.54547980044 5,999.1040435201721 Total capital 4758273.1837465642 4750569.2192455437 7,703.9645010204986 2158789.9929430285 2698487.4911787855 2059785.6925677788 2833411.8657377246 1924861.3180088396 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 leverage ratio 7.4148076573937557E-2 7.5093412582264374E-2 -9.4533600832681641E-4 0.04 0.05 2.4148076573937555E-2 N/A N/A Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 2383321.4499193756 2979151.8123992197 1438815.7218240239 Total assets for the leverage ratio 59583036.247984387 58810254.080912285 ,772,782.16707210243 BPPR FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $4,417,967,534.2232437 TOTAL TIER 2 capital $,340,305,649.52332062 10% Limit: ,499,785,023.38243544 Plus: Excess Allowance for LLL ,239,577,050.7779038 20% Limit: ,999,570,046.76487088 $4,997,850,233.8243542 Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q3 2024 Q2 2024 Change Q3 2023 Highlights: Net Income $178 $178 $0 $137 Adjusted Net Income1 178 178 0 137 Net Interest Margin (NIM) 3.2199999999999999E-2 3.2199999999999999E-2 0.000000000000000% 3.0700000000000002E-2 Net Interest Margin FTE2 3.4799999999999998E-2 3.4799999999999998E-2 0.000000000000000% 3.2399999999999998E-2 Total Deposit Costs 2.1000000000000001E-2 2.1000000000000001E-2 0.000000000000000% 1.84E-2 EPS $2.46 $2.46 $0 $1.9 Financial Ratios ROA 9.7000000000000003E-3 9.7000000000000003E-3 0 7.4999999999999997E-3 ROTCE 0.1177 0.1177 0 9.3600000000000003E-2 Ending Balances Loans Held in Portfolio $35,592 $35,592 $0 $34,029 Total Assets 72,845 72,845 0 69,737 Total Deposits 65,531 65,531 0 63,338 Borrowings 1,047 1,047 0 1,098 Credit Quality Capital Actions: Non Performing Loans (NPLs) $342 $342 $0 $362 NPL Ratio 9.5999999999999992E-3 9.5999999999999992E-3 0 1.06E-2 NCO Ratio 6.1000000000000004E-3 6.1000000000000004E-3 0 3.8999999999999998E-3 ACL-NPL Ratio 2.14 2.14 0 1.97 Capital Common Equity Tier 1 0.16480031502430226 0.16480031502430226 0 0.1681 Tangible Book Value Per Share $62.71 $62.71 $0 $50.2 Azul fondo y bordes linea azul claro linea azul obscuro Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE Consolidated Q2 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 Q3 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 BPPR Q2 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Q3 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Popular Bank Q2 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Q3 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Consolidated Q3 2023 16.809999999999999 16.88 18.670000000000002 8.41 5.25 Q2 2023 16.87 16.93 18.739999999999998 8.1 5.29 BPPR Q3 2023 17.45 17.45 18.71 7.52 3.4 Q2 2023 17.510000000000002 17.510000000000002 18.77 7.49 3.52 Popular Bank Q3 2023 14.22 14.22 14.85 11.62 12.56 Q2 2023 14.4 14.4 15.23 11.68 12.69 Ratios at 06/30/2023 Ratios at 03/31/2023 Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Total common equity 1384006.5330454241 1414744.1383078264 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total Risk-weighted assets 9608104.9377026092 9348615.3796474915 Total capital ratio 0.15234561454000642 0.15965056677707223 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Allowable Tier 2 Capital 79746.118253749999 77767.605633750005 Total capital 1463752.6512991742 1492511.7439415765 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 leverage ratio 0.11678757583996165 0.12742579316134706 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total assets for the leverage ratio 11850631.568395423 11102494.269087825 Highlights: Regulatory Capital Ratios Company Name: Popular Bank As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 4.4999999999999998E-2 6.5000000000000002E-2 6.8812234884922413E-2 7.0000000000000007E-2 6.3812234884922409E-2 Total common equity 1398579.328375004 1376859.4125529211 21,719.915822082898 ,470,331.20574512304 ,679,367.29718739993 719212.03118760407 731626.32004796923 666953.00832703477 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 0.06 0.08 5.3812234884922414E-2 8.4999999999999992E-2 4.8812234884922423E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 627108.27432683075 836144.36576910771 562434.96260589629 888403.38862967677 510175.93974532722 Total Risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Total capital ratio 0.14094838006992469 0.14046899112266037 4.793889472643198E-4 0.08 0.1 4.0948380069924684E-2 0.10500000000000001 3.5948380069924679E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 Allowable Tier 2 Capital 74585.594871875001 83496.202671874998 -8,910.607799999998 Total capital 1473164.9232468789 1460355.6152247961 12,809.308022082783 836144.36576910771 1045180.4572113845 427984.46603549435 1097439.480071954 375725.44317492493 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 leverage ratio 0.10389474280138555 0.10337472253110254 5.2002027028301423E-4 0.04 0.05 5.3894742801385551E-2 N/A N/A Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 538460.09554060025 673075.11942575034 725504.20894925366 Total assets for the leverage ratio 13461502.388515007 13319111.082872923 ,142,391.30564208329 Popular Bank FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $1,398,579,328.3750041 TOTAL TIER 2 capital 74,585,594.871875003 10% Limit: ,147,316,492.32468793 Plus: Excess Allowance for LLL 0 20% Limit: ,294,632,984.64937586 $1,473,164,923.2468791 Outstanding P.R. government exposure ($ in millions) Loans Securities Change Municipalities $178 $178 $356 Indirect Exposure $187 $46 $233 Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax (benefit) expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality BPPR Popular U.S. Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 .07% 5.3E-3 5.3E-3 0.000000000000000% Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 .05% 3.8999999999999998E-3 3.8999999999999998E-3 .02% Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 .06% 8.3000000000000001E-3 8.3000000000000001E-3 .08% Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 linea azul claro linea azul obscuro Azul fondo y bordes Portfolios Balance Reserve Build Balance Reserve Build Balance ACL/Loan Q4 2023 (Release) Q2 2024 (Release) Q3 2024 Q3 2024 Commercial $271 $2 $273 $7 $279 1.46E-2 Mortgage 83 0 83 -1 82 1.0200000000000001E-2 Leases 10 4 14 2 16 8.3999999999999995E-3 Consumer: 365 -7 358 9 367 5.16E-2 Credit Cards 80 6 86 7 93 7.8100000000000003E-2 Personal Loans 120 -11 109 -3 106 5.4800000000000001E-2 Auto 158 -1 157 5 161 4.2299999999999997E-2 Other 7 -1 6 0 7 3.73E-2 Total ACL $729 $-1 $728 $17 $744 2.06E-2 (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Balance Sheet Highlights Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 -6.9999999999999999E-4 5.3E-3 5.3E-3 0 Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 -5.0000000000000001E-4 3.8999999999999998E-3 3.8999999999999998E-3 -2.0000000000000001E-4 Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 -5.9999999999999995E-4 8.3000000000000001E-3 8.3000000000000001E-3 -8.0000000000000004E-4 Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4

ACL Movement: Moody’s economic scenario shows a deceleration in P.R. economic activity during 2024, in part driven by a reduction in the P.R. Economic Activity Index1 Economic scenario variance in the ACL mainly driven by changes in the P.R. home price index Commercial portfolio changes driven by loan growth Consumer portfolio ACL variance reflects the impact of recent loss history Economic Scenarios: Baseline scenario assigned the highest probability, followed by the S3 (pessimistic) scenario 2024 annualized GDP growth (baseline): P.R decreased to (0.90%) from 0.57% U.S. increased to 2.57% from 2.53% 2024 forecasted average unemployment rate (baseline): P.R. and U.S. remained consistent with previous forecast at 5.84% and 4.03%, respectively 10 Allowance for Credit Losses – Q3 2024 ACL Movement ($ in millions) Q2 2024 ACL NCOs Economic Scenarios Qualitative Reserves Commercial Portfolio Changes Consumer Portfolios Changes Q3 2024 ACL See footnotes on slide 13

Franchise Market leader in Puerto Rico Substantial liquidity with diversified deposit base Well-positioned to take advantage of ongoing economic growth Focused on customer service supported by broad branch network Differentiated omnichannel experience Diversified fee income Strong risk-adjusted loan margins driven by a well-diversified portfolio Mainland U.S. banking operation provides geographic diversification Commercial led strategy directed at small and medium sized businesses National niche banking focused on homeowners’ associations, healthcare and non-profit organizations Branch footprint in South Florida and New York Metro Transformation Broad-based multi-year, digital, technological and business process transformation Implement more agile and efficient business processes across the entire company Unlock opportunity for growth in our primary market and within our existing customer base 11 Driving Value

2024 Results Guidance January 2024 Original Guidance October 2024 Guidance Net Interest Income 9%-13% increase for the year 1.5%-2% increase in the fourth quarter of 2024;6%-7% increase for the year Non-Interest Income $160-$165 million per quarter $160-$165 million per quarter NCOs 65-85 bps annualized At the low end of the 65-85 bps annualized range Operating Expenses $1.89- $1.95 billion for the year Approximately $1.91 billion for the year Effective Tax Rate 19%-23% for the year 23% for the year Loan Growth 3%-6% for the year Approximately 4% for the year Previous color Previous color fondo (Unaudited) Variance ($ in thousands) Q3 2024 Q2 2024 Net interest income $,572,473 $,568,312 $4,161 Provision for credit losses 71,448 46,794 24,654 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 Service charges on deposits 38,315 37,526 789 Other service fees 98,748 96,863 1,885 Mortgage banking activities 2,670 5,723 -3,053 Other non-interest income 24,349 26,194 -1,845 Total non-interest income $,164,082 $,166,306 $-2,224 Personnel costs ,201,856 ,197,424 4,432 Net occupancy expenses 28,031 27,692 339 Equipment expenses 9,349 9,662 -,313 Professional fees 26,708 37,744 ,-11,036 Technology and software expenses 88,452 79,752 8,700 Processing and transactional services 34,320 39,096 -4,776 Business promotion 25,637 25,449 188 FDIC deposit insurance 10,433 10,581 -,148 Other real estate owned (OREO) income -2,674 -5,750 3,076 Other operating expenses 45,209 47,926 -2,717 Total operating expenses ,467,321 ,469,576 -2,255 Income before income tax ,197,786 ,218,248 ,-20,462 Income tax expense 42,463 40,459 2,004 Net income $,155,323 $,177,789 $,-22,466 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 Unaudited ($ in thousands, except EPS) Q3 2024 Q2 2024 Variance Net interest income $,572,473 $,568,312 $4,161 $0 $0 $0 Provision for credit losses 71,448 46,794 24,654 $0 $0 $0 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 $0 $0 $0 Service charges on deposits 38,315 37,526 789 $0 $0 $0 Other service fees 98,748 96,863 1,885 $0 $0 $0 Mortgage banking activities 2,670 5,723 -3,053 $0 $0 $0 Other non-interest income 24,349 26,194 -1,845 $0 $0 $0 Total non-interest income $,164,082 $,166,306 $-2,224 $0 $0 $0 Personnel costs ,201,856 ,197,424 4,432 $0 $0 $0 Net occupancy expenses 28,031 27,692 339 $0 $0 $0 Equipment expenses 9,349 9,662 -,313 $0 $0 $0 Professional fees 26,708 37,744 ,-11,036 $0 $0 $0 Technology and software expenses 88,452 79,752 8,700 $0 $0 $0 Processing and transactional services 34,320 39,096 -4,776 $0 $0 $0 Business promotion 25,637 25,449 188 $0 $0 $0 FDIC deposit insurance 10,433 10,581 -,148 $0 $0 $0 Other real estate owned (OREO) income -2,674 -5,750 3,076 $0 $0 $0 Other operating expenses 45,209 47,926 -2,717 $0 $0 $0 Total operating expenses $,467,321 $,469,576 $-2,255 $0 $0 $0 Income before income tax ,197,786 ,218,248 ,-20,462 $0 $0 $0 Income tax expense 42,463 40,459 2,004 $0 $0 $0 Net income $,155,323 $,177,789 $,-22,466 $0 $0 $0 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 $0 $0 $0 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 $0 $0 $0 Picture formatting in PPT linea azul claro linea azul obscuro Azul fondo y bordes Azul fondo y bordes Highlights: Regulatory Capital Ratios Company Name: Popular, Inc. As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Capital Conservation Buffer Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16480031502430226 0.16360085530480201 1.199459719500251E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.9800315024302255E-2 7.0000000000000007E-2 9.4800315024302251E-2 0.11980031502430226 Total common equity 6228258.2345057465 6082238.1194761656 ,146,020.11502958089 1,700,674.58246966 2,456,529.195245618 3771729.0392601285 2645492.9794952809 3582765.2550104656 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 capital ratio 0.16538622491407098 0.16419646471830759 1.1897601957633896E-3 0.06 0.08 8.5386224914070982E-2 8.4999999999999992E-2 8.0386224914070992E-2 0.10538622491407099 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2267565.4109959546 3023420.5479946067 3226980.8365111402 3212384.3322442691 3038017.0522614778 Total Risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Total capital ratio 0.18304389350241954 0.18194471312509775 1.0991803773217901E-3 0.08 0.1 8.304389350241953E-2 0.10500000000000001 7.8043893502419526E-2 0.10304389350241953 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 Allowable Tier 2 Capital 667331.97549614904 659831.96000163374 7,500.154945153045 Total capital 6917733.3600018956 6764213.2294777995 ,153,520.13052409608 3023420.5479946067 3779275.6849932582 3138457.6750086374 3968239.4692429216 2949493.890758974 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 leverage ratio 8.5341298890382319E-2 8.447293227596174E-2 8.6836661442057927E-4 0.04 0.05 3.5341298890382317E-2 N/A N/A Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2929602.1812530193 3662002.7265662737 2588398.6579394732 Total assets for the leverage ratio 73240054.531325474 71353184.987002045 1,886,869.5443234295 Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 0.40026815741556704 of total assets Q3-2023 BPPR Popular U.S ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 Loans Held in Portfolio $25,111 $,-25,111 $23,729 Loans Held in Portfolio $10,448 $,-10,448 $10,267 P.R. Government Deposits 19,721.934372140004 ,-19,721.934372140004 17,750 Total Deposits 11,861 ,-11,861 10,302 Total Deposits 54,548 ,-54,548 53,389 Borrowings 327.24803904000004 -,327.24803904000004 398 Borrowings 127.10107768 -,127.10107768 108 Net Interest Margin 2.5999999999999999E-2 -2.6% 2.9000000000000001E-2 Net Interest Margin 3.4000000000000002E-2 -3.4% 3.1399999999999997E-2 Total Deposit Cost 3.4299999999999997E-2 -3.43% 2.843E-2 Total Deposit Cost 1.83E-2 -1.83% 1.6799999999999999E-2 Highlights: Highlights: Azul fondo y bordes linea azul claro linea azul obscuro Regulatory Capital Ratios Company Name: BPPR As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.8720141326033517E-2 7.0000000000000007E-2 9.3720141326033513E-2 Total common equity 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1,214,319.3710304534 1,754,016.8692662106 2663950.664957033 1888941.24382515 2529026.2903980939 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 0.06 0.08 8.3720141326033518E-2 8.4999999999999992E-2 7.8720141326033527E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1619092.494707271 2158789.9929430285 2259177.5412802151 2293714.3675019671 2124253.1667212765 Total Risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Total capital ratio 0.1763311187952922 0.17926724773440914 -2.9361289391169332E-3 0.08 0.1 7.6331118795292197E-2 0.10500000000000001 7.1331118795292192E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 Allowable Tier 2 Capital 340305.64952332061 334306.54547980044 5,999.1040435201721 Total capital 4758273.1837465642 4750569.2192455437 7,703.9645010204986 2158789.9929430285 2698487.4911787855 2059785.6925677788 2833411.8657377246 1924861.3180088396 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 leverage ratio 7.4148076573937557E-2 7.5093412582264374E-2 -9.4533600832681641E-4 0.04 0.05 2.4148076573937555E-2 N/A N/A Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 2383321.4499193756 2979151.8123992197 1438815.7218240239 Total assets for the leverage ratio 59583036.247984387 58810254.080912285 ,772,782.16707210243 BPPR FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $4,417,967,534.2232437 TOTAL TIER 2 capital $,340,305,649.52332062 10% Limit: ,499,785,023.38243544 Plus: Excess Allowance for LLL ,239,577,050.7779038 20% Limit: ,999,570,046.76487088 $4,997,850,233.8243542 Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q3 2024 Q2 2024 Change Q3 2023 Highlights: Net Income $178 $178 $0 $137 Adjusted Net Income1 178 178 0 137 Net Interest Margin (NIM) 3.2199999999999999E-2 3.2199999999999999E-2 0.000000000000000% 3.0700000000000002E-2 Net Interest Margin FTE2 3.4799999999999998E-2 3.4799999999999998E-2 0.000000000000000% 3.2399999999999998E-2 Total Deposit Costs 2.1000000000000001E-2 2.1000000000000001E-2 0.000000000000000% 1.84E-2 EPS $2.46 $2.46 $0 $1.9 Financial Ratios ROA 9.7000000000000003E-3 9.7000000000000003E-3 0 7.4999999999999997E-3 ROTCE 0.1177 0.1177 0 9.3600000000000003E-2 Ending Balances Loans Held in Portfolio $35,592 $35,592 $0 $34,029 Total Assets 72,845 72,845 0 69,737 Total Deposits 65,531 65,531 0 63,338 Borrowings 1,047 1,047 0 1,098 Credit Quality Capital Actions: Non Performing Loans (NPLs) $342 $342 $0 $362 NPL Ratio 9.5999999999999992E-3 9.5999999999999992E-3 0 1.06E-2 NCO Ratio 6.1000000000000004E-3 6.1000000000000004E-3 0 3.8999999999999998E-3 ACL-NPL Ratio 2.14 2.14 0 1.97 Capital Common Equity Tier 1 0.16480031502430226 0.16480031502430226 0 0.1681 Tangible Book Value Per Share $62.71 $62.71 $0 $50.2 Azul fondo y bordes linea azul claro linea azul obscuro Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE Consolidated Q2 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 Q3 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 BPPR Q2 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Q3 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Popular Bank Q2 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Q3 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Consolidated Q3 2023 16.809999999999999 16.88 18.670000000000002 8.41 5.25 Q2 2023 16.87 16.93 18.739999999999998 8.1 5.29 BPPR Q3 2023 17.45 17.45 18.71 7.52 3.4 Q2 2023 17.510000000000002 17.510000000000002 18.77 7.49 3.52 Popular Bank Q3 2023 14.22 14.22 14.85 11.62 12.56 Q2 2023 14.4 14.4 15.23 11.68 12.69 Ratios at 06/30/2023 Ratios at 03/31/2023 Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Total common equity 1384006.5330454241 1414744.1383078264 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total Risk-weighted assets 9608104.9377026092 9348615.3796474915 Total capital ratio 0.15234561454000642 0.15965056677707223 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Allowable Tier 2 Capital 79746.118253749999 77767.605633750005 Total capital 1463752.6512991742 1492511.7439415765 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 leverage ratio 0.11678757583996165 0.12742579316134706 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total assets for the leverage ratio 11850631.568395423 11102494.269087825 Highlights: Regulatory Capital Ratios Company Name: Popular Bank As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 4.4999999999999998E-2 6.5000000000000002E-2 6.8812234884922413E-2 7.0000000000000007E-2 6.3812234884922409E-2 Total common equity 1398579.328375004 1376859.4125529211 21,719.915822082898 ,470,331.20574512304 ,679,367.29718739993 719212.03118760407 731626.32004796923 666953.00832703477 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 0.06 0.08 5.3812234884922414E-2 8.4999999999999992E-2 4.8812234884922423E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 627108.27432683075 836144.36576910771 562434.96260589629 888403.38862967677 510175.93974532722 Total Risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Total capital ratio 0.14094838006992469 0.14046899112266037 4.793889472643198E-4 0.08 0.1 4.0948380069924684E-2 0.10500000000000001 3.5948380069924679E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 Allowable Tier 2 Capital 74585.594871875001 83496.202671874998 -8,910.607799999998 Total capital 1473164.9232468789 1460355.6152247961 12,809.308022082783 836144.36576910771 1045180.4572113845 427984.46603549435 1097439.480071954 375725.44317492493 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 leverage ratio 0.10389474280138555 0.10337472253110254 5.2002027028301423E-4 0.04 0.05 5.3894742801385551E-2 N/A N/A Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 538460.09554060025 673075.11942575034 725504.20894925366 Total assets for the leverage ratio 13461502.388515007 13319111.082872923 ,142,391.30564208329 Popular Bank FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $1,398,579,328.3750041 TOTAL TIER 2 capital 74,585,594.871875003 10% Limit: ,147,316,492.32468793 Plus: Excess Allowance for LLL 0 20% Limit: ,294,632,984.64937586 $1,473,164,923.2468791 Outstanding P.R. government exposure ($ in millions) Loans Securities Change Municipalities $178 $178 $356 Indirect Exposure $187 $46 $233 Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax (benefit) expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality BPPR Popular U.S. Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 .07% 5.3E-3 5.3E-3 0.000000000000000% Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 .05% 3.8999999999999998E-3 3.8999999999999998E-3 .02% Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 .06% 8.3000000000000001E-3 8.3000000000000001E-3 .08% Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 linea azul claro linea azul obscuro Azul fondo y bordes Portfolios Balance Reserve Build Balance Reserve Build Balance ACL/Loan Q4 2024 (Release) Q2 2024 (Release) Q3 2024 Q3 2024 Commercial $271 $2 $273 $7 $279 1.46E-2 Mortgage 83 0 83 -1 82 1.0200000000000001E-2 Leases 10 4 14 2 16 8.3999999999999995E-3 Consumer: 365 -7 358 9 367 5.16E-2 Credit Cards 80 6 86 7 93 7.8100000000000003E-2 Personal Loans 120 -11 109 -3 106 5.4800000000000001E-2 Auto 158 -1 157 5 161 4.2299999999999997E-2 Other 7 -1 6 0 7 3.73E-2 Total ACL $729 $-1 $728 $17 $744 2.06E-2 (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Balance Sheet Highlights Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 -6.9999999999999999E-4 5.3E-3 5.3E-3 0 Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 -5.0000000000000001E-4 3.8999999999999998E-3 3.8999999999999998E-3 -2.0000000000000001E-4 Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 -5.9999999999999995E-4 8.3000000000000001E-3 8.3000000000000001E-3 -8.0000000000000004E-4 Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 January 2024 Original Guidance October 2024 Guidance Net Interest Income 9%-13% increase for the year 1.5%-2% increase in the fourth quarter of 2024;6%-7% increase for the year Non-Interest Income $160-$165 million per quarter $160-$165 million per quarter NCOs 65-85 bps annualized At the low end of the 65-85 bps annualized range Operating Expenses $1.89- $1.95 billion for the year Approximately $1.91 billion for the year Effective Tax Rate 19%-23% for the year 23% for the year Loan Growth 3%-6% for the year Approximately 4% for the year Previous color Previous color fondo (Unaudited) Variance ($ in thousands) Q3 2024 Q2 2024 Net interest income $,572,473 $,568,312 $4,161 Provision for credit losses 71,448 46,794 24,654 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 Service charges on deposits 38,315 37,526 789 Other service fees 98,748 96,863 1,885 Mortgage banking activities 2,670 5,723 -3,053 Other non-interest income 24,349 26,194 -1,845 Total non-interest income $,164,082 $,166,306 $-2,224 Personnel costs ,201,856 ,197,424 4,432 Net occupancy expenses 28,031 27,692 339 Equipment expenses 9,349 9,662 -,313 Professional fees 26,708 37,744 ,-11,036 Technology and software expenses 88,452 79,752 8,700 Processing and transactional services 34,320 39,096 -4,776 Business promotion 25,637 25,449 188 FDIC deposit insurance 10,433 10,581 -,148 Other real estate owned (OREO) income -2,674 -5,750 3,076 Other operating expenses 45,209 47,926 -2,717 Total operating expenses ,467,321 ,469,576 -2,255 Income before income tax ,197,786 ,218,248 ,-20,462 Income tax expense 42,463 40,459 2,004 Net income $,155,323 $,177,789 $,-22,466 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 Unaudited ($ in thousands, except EPS) Q3 2024 Q2 2024 Variance Net interest income $,572,473 $,568,312 $4,161 $0 $0 $0 Provision for credit losses 71,448 46,794 24,654 $0 $0 $0 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 $0 $0 $0 Service charges on deposits 38,315 37,526 789 $0 $0 $0 Other service fees 98,748 96,863 1,885 $0 $0 $0 Mortgage banking activities 2,670 5,723 -3,053 $0 $0 $0 Other non-interest income 24,349 26,194 -1,845 $0 $0 $0 Total non-interest income $,164,082 $,166,306 $-2,224 $0 $0 $0 Personnel costs ,201,856 ,197,424 4,432 $0 $0 $0 Net occupancy expenses 28,031 27,692 339 $0 $0 $0 Equipment expenses 9,349 9,662 -,313 $0 $0 $0 Professional fees 26,708 37,744 ,-11,036 $0 $0 $0 Technology and software expenses 88,452 79,752 8,700 $0 $0 $0 Processing and transactional services 34,320 39,096 -4,776 $0 $0 $0 Business promotion 25,637 25,449 188 $0 $0 $0 FDIC deposit insurance 10,433 10,581 -,148 $0 $0 $0 Other real estate owned (OREO) income -2,674 -5,750 3,076 $0 $0 $0 Other operating expenses 45,209 47,926 -2,717 $0 $0 $0 Total operating expenses $,467,321 $,469,576 $-2,255 $0 $0 $0 Income before income tax ,197,786 ,218,248 ,-20,462 $0 $0 $0 Income tax expense 42,463 40,459 2,004 $0 $0 $0 Net income $,155,323 $,177,789 $,-22,466 $0 $0 $0 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 $0 $0 $0 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 $0 $0 $0 Picture formatting in PPT linea azul claro linea azul obscuro Azul fondo y bordes Azul fondo y bordes Highlights: Regulatory Capital Ratios Company Name: Popular, Inc. As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Capital Conservation Buffer Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16480031502430226 0.16360085530480201 1.199459719500251E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.9800315024302255E-2 7.0000000000000007E-2 9.4800315024302251E-2 0.11980031502430226 Total common equity 6228258.2345057465 6082238.1194761656 ,146,020.11502958089 1,700,674.58246966 2,456,529.195245618 3771729.0392601285 2645492.9794952809 3582765.2550104656 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 capital ratio 0.16538622491407098 0.16419646471830759 1.1897601957633896E-3 0.06 0.08 8.5386224914070982E-2 8.4999999999999992E-2 8.0386224914070992E-2 0.10538622491407099 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2267565.4109959546 3023420.5479946067 3226980.8365111402 3212384.3322442691 3038017.0522614778 Total Risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Total capital ratio 0.18304389350241954 0.18194471312509775 1.0991803773217901E-3 0.08 0.1 8.304389350241953E-2 0.10500000000000001 7.8043893502419526E-2 0.10304389350241953 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 Allowable Tier 2 Capital 667331.97549614904 659831.96000163374 7,500.154945153045 Total capital 6917733.3600018956 6764213.2294777995 ,153,520.13052409608 3023420.5479946067 3779275.6849932582 3138457.6750086374 3968239.4692429216 2949493.890758974 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 leverage ratio 8.5341298890382319E-2 8.447293227596174E-2 8.6836661442057927E-4 0.04 0.05 3.5341298890382317E-2 N/A N/A Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2929602.1812530193 3662002.7265662737 2588398.6579394732 Total assets for the leverage ratio 73240054.531325474 71353184.987002045 1,886,869.5443234295 Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 0.40026815741556704 of total assets Q3-2023 BPPR Popular U.S ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 Loans Held in Portfolio $25,111 $,-25,111 $23,729 Loans Held in Portfolio $10,448 $,-10,448 $10,267 P.R. Government Deposits 19,721.934372140004 ,-19,721.934372140004 17,750 Total Deposits 11,861 ,-11,861 10,302 Total Deposits 54,548 ,-54,548 53,389 Borrowings 327.24803904000004 -,327.24803904000004 398 Borrowings 127.10107768 -,127.10107768 108 Net Interest Margin 2.5999999999999999E-2 -2.6% 2.9000000000000001E-2 Net Interest Margin 3.4000000000000002E-2 -3.4% 3.1399999999999997E-2 Total Deposit Cost 3.4299999999999997E-2 -3.43% 2.843E-2 Total Deposit Cost 1.83E-2 -1.83% 1.6799999999999999E-2 Highlights: Highlights: Azul fondo y bordes linea azul claro linea azul obscuro Regulatory Capital Ratios Company Name: BPPR As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.8720141326033517E-2 7.0000000000000007E-2 9.3720141326033513E-2 Total common equity 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1,214,319.3710304534 1,754,016.8692662106 2663950.664957033 1888941.24382515 2529026.2903980939 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 0.06 0.08 8.3720141326033518E-2 8.4999999999999992E-2 7.8720141326033527E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1619092.494707271 2158789.9929430285 2259177.5412802151 2293714.3675019671 2124253.1667212765 Total Risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Total capital ratio 0.1763311187952922 0.17926724773440914 -2.9361289391169332E-3 0.08 0.1 7.6331118795292197E-2 0.10500000000000001 7.1331118795292192E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 Allowable Tier 2 Capital 340305.64952332061 334306.54547980044 5,999.1040435201721 Total capital 4758273.1837465642 4750569.2192455437 7,703.9645010204986 2158789.9929430285 2698487.4911787855 2059785.6925677788 2833411.8657377246 1924861.3180088396 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 leverage ratio 7.4148076573937557E-2 7.5093412582264374E-2 -9.4533600832681641E-4 0.04 0.05 2.4148076573937555E-2 N/A N/A Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 2383321.4499193756 2979151.8123992197 1438815.7218240239 Total assets for the leverage ratio 59583036.247984387 58810254.080912285 ,772,782.16707210243 BPPR FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $4,417,967,534.2232437 TOTAL TIER 2 capital $,340,305,649.52332062 10% Limit: ,499,785,023.38243544 Plus: Excess Allowance for LLL ,239,577,050.7779038 20% Limit: ,999,570,046.76487088 $4,997,850,233.8243542 Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q3 2024 Q2 2024 Change Q3 2023 Highlights: Net Income $178 $178 $0 $137 Adjusted Net Income1 178 178 0 137 Net Interest Margin (NIM) 3.2199999999999999E-2 3.2199999999999999E-2 0.000000000000000% 3.0700000000000002E-2 Net Interest Margin FTE2 3.4799999999999998E-2 3.4799999999999998E-2 0.000000000000000% 3.2399999999999998E-2 Total Deposit Costs 2.1000000000000001E-2 2.1000000000000001E-2 0.000000000000000% 1.84E-2 EPS $2.46 $2.46 $0 $1.9 Financial Ratios ROA 9.7000000000000003E-3 9.7000000000000003E-3 0 7.4999999999999997E-3 ROTCE 0.1177 0.1177 0 9.3600000000000003E-2 Ending Balances Loans Held in Portfolio $35,592 $35,592 $0 $34,029 Total Assets 72,845 72,845 0 69,737 Total Deposits 65,531 65,531 0 63,338 Borrowings 1,047 1,047 0 1,098 Credit Quality Capital Actions: Non Performing Loans (NPLs) $342 $342 $0 $362 NPL Ratio 9.5999999999999992E-3 9.5999999999999992E-3 0 1.06E-2 NCO Ratio 6.1000000000000004E-3 6.1000000000000004E-3 0 3.8999999999999998E-3 ACL-NPL Ratio 2.14 2.14 0 1.97 Capital Common Equity Tier 1 0.16480031502430226 0.16480031502430226 0 0.1681 Tangible Book Value Per Share $62.71 $62.71 $0 $50.2 Azul fondo y bordes linea azul claro linea azul obscuro Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE Consolidated Q2 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 Q3 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 BPPR Q2 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Q3 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Popular Bank Q2 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Q3 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Consolidated Q3 2023 16.809999999999999 16.88 18.670000000000002 8.41 5.25 Q2 2023 16.87 16.93 18.739999999999998 8.1 5.29 BPPR Q3 2023 17.45 17.45 18.71 7.52 3.4 Q2 2023 17.510000000000002 17.510000000000002 18.77 7.49 3.52 Popular Bank Q3 2023 14.22 14.22 14.85 11.62 12.56 Q2 2023 14.4 14.4 15.23 11.68 12.69 Ratios at 06/30/2023 Ratios at 03/31/2023 Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Total common equity 1384006.5330454241 1414744.1383078264 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total Risk-weighted assets 9608104.9377026092 9348615.3796474915 Total capital ratio 0.15234561454000642 0.15965056677707223 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Allowable Tier 2 Capital 79746.118253749999 77767.605633750005 Total capital 1463752.6512991742 1492511.7439415765 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 leverage ratio 0.11678757583996165 0.12742579316134706 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total assets for the leverage ratio 11850631.568395423 11102494.269087825 Highlights: Regulatory Capital Ratios Company Name: Popular Bank As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 4.4999999999999998E-2 6.5000000000000002E-2 6.8812234884922413E-2 7.0000000000000007E-2 6.3812234884922409E-2 Total common equity 1398579.328375004 1376859.4125529211 21,719.915822082898 ,470,331.20574512304 ,679,367.29718739993 719212.03118760407 731626.32004796923 666953.00832703477 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 0.06 0.08 5.3812234884922414E-2 8.4999999999999992E-2 4.8812234884922423E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 627108.27432683075 836144.36576910771 562434.96260589629 888403.38862967677 510175.93974532722 Total Risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Total capital ratio 0.14094838006992469 0.14046899112266037 4.793889472643198E-4 0.08 0.1 4.0948380069924684E-2 0.10500000000000001 3.5948380069924679E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 Allowable Tier 2 Capital 74585.594871875001 83496.202671874998 -8,910.607799999998 Total capital 1473164.9232468789 1460355.6152247961 12,809.308022082783 836144.36576910771 1045180.4572113845 427984.46603549435 1097439.480071954 375725.44317492493 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 leverage ratio 0.10389474280138555 0.10337472253110254 5.2002027028301423E-4 0.04 0.05 5.3894742801385551E-2 N/A N/A Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 538460.09554060025 673075.11942575034 725504.20894925366 Total assets for the leverage ratio 13461502.388515007 13319111.082872923 ,142,391.30564208329 Popular Bank FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $1,398,579,328.3750041 TOTAL TIER 2 capital 74,585,594.871875003 10% Limit: ,147,316,492.32468793 Plus: Excess Allowance for LLL 0 20% Limit: ,294,632,984.64937586 $1,473,164,923.2468791 Outstanding P.R. government exposure ($ in millions) Loans Securities Change Municipalities $178 $178 $356 Indirect Exposure $187 $46 $233 Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax (benefit) expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality BPPR Popular U.S. Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 .07% 5.3E-3 5.3E-3 0.000000000000000% Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 .05% 3.8999999999999998E-3 3.8999999999999998E-3 .02% Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 .06% 8.3000000000000001E-3 8.3000000000000001E-3 .08% Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 linea azul claro linea azul obscuro Azul fondo y bordes Portfolios Balance Reserve Build Balance Reserve Build Balance ACL/Loan Q4 2024 (Release) Q2 2024 (Release) Q3 2024 Q3 2024 Commercial $271 $2 $273 $7 $279 1.46E-2 Mortgage 83 0 83 -1 82 1.0200000000000001E-2 Leases 10 4 14 2 16 8.3999999999999995E-3 Consumer: 365 -7 358 9 367 5.16E-2 Credit Cards 80 6 86 7 93 7.8100000000000003E-2 Personal Loans 120 -11 109 -3 106 5.4800000000000001E-2 Auto 158 -1 157 5 161 4.2299999999999997E-2 Other 7 -1 6 0 7 3.73E-2 Total ACL $729 $-1 $728 $17 $744 2.06E-2 (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Balance Sheet Highlights Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 -6.9999999999999999E-4 5.3E-3 5.3E-3 0 Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 -5.0000000000000001E-4 3.8999999999999998E-3 3.8999999999999998E-3 -2.0000000000000001E-4 Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 -5.9999999999999995E-4 8.3000000000000001E-3 8.3000000000000001E-3 -8.0000000000000004E-4 Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4

Footnotes Slide 3: (1) Fully taxable equivalent (“FTE”) net interest margin represents a non-GAAP financial measure. See the Corporation's earnings press release, Form 10-Q and Form 10-K filed with the U.S. Securities and Exchange Commission for the applicable periods for a GAAP to non-GAAP reconciliation. Slide 6: Balances are as of end of period. Fully taxable equivalent (“FTE”) net interest margin represents a non-GAAP financial measure. See the Corporation's earnings press release, Form 10-Q and Form 10-K filed with the U.S. Securities and Exchange Commission for the applicable periods for a GAAP to non-GAAP reconciliation. Slide 7: TCE ratio is defined as the ratio of tangible common equity to tangible assets. Slide 10: (1) P.R. Economic Activity Index published by the Economic Development Bank of Puerto Rico.

Investor Presentation Third Quarter 2024 Appendix

Earnings Summary Corporate Structure Franchise Earnings Assets = $57 billion Assets = $14 billion Puerto Rico Operations Selected equity investments: Banco BHD León under Corporate segment Dominican Republic bank 15.84% stake 2023 net income of $227 million Industry Financial Services Headquarters San Juan, Puerto Rico Assets $71 billion (among top 50 BHCs in the U.S.) Loans $36 billion Deposits $64 billion Banking branches 153 in Puerto Rico, 40 in the U.S. (28 in New York and New Jersey and 12 in Florida) and 9 in the U.S. and British Virgin Islands NASDAQ ticker symbol BPOP Market Cap $7.2 billion Assets = $71 billion United States Operations Corporate Structure Information as of September 30, 2024 ¹ Doing business as Popular

Q3 2024 vs Q2 2024 Business Segments Differences due to rounding January 2024 Original Guidance October Update Net Interest Income 9%-13% increase for the year 8%-10% increase for the year Non-Interest Income $160-$165 million per quarter Unchanged NCOs 65-85 bps annualized Lower end of the 65-85 bps range Operating Expenses $1.89- $1.95 billion for the year Unchanged Effective Tax Rate 19%-23% for the year 21%-23% for the year Loan Growth 3%-6% for the year Lower end of the 3%-6% range Previous color Previous color fondo (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $488 $489 $-1 $93 $86 $7 Provision for credit losses 78 51 27 -6 -3 -3 Net interest income after provision for credit losses 410 438 -28 99 89 10 Non-interest income 149 153 -4 7 6 1 Operating expenses 403 400 3 65 69 -4 Income before income tax 156 191 -35 41 26 15 Income tax expense 30 34 -4 12 8 4 Net income $126 $157 $-31 $29 $18 $11 ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Balance Sheet Highlights Total assets $56,907 $58,466 $-1,559 $14,306 $14,288 $18 Total loans HIP 25,694 25,111 583 10,469 10,448 21 Total deposits 52,701 54,548 -1,847 11,891 11,861 30 Asset Quality Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.12E-2 1.14E-2 -2.0000000000000052E-4 6.8999999999999999E-3 5.3E-3 1.5999999999999999E-3 Non-performing assets / Total assets 6.1999999999999998E-3 6.1000000000000004E-3 9.9999999999999395E-5 5.1000000000000004E-3 3.8999999999999998E-3 1.2000000000000005E-3 Allowance for credit losses / Total loans (HIP) 2.5899999999999999E-2 2.5600000000000001E-2 2.9999999999999818E-4 7.4999999999999997E-3 8.3000000000000001E-3 -8.0000000000000036E-4 Net interest margin 3.4099999999999998E-2 3.4000000000000002E-2 9.9999999999995925E-5 2.7300000000000001E-2 2.5999999999999999E-2 1.3000000000000025E-3 Unaudited ($ in thousands, except EPS) Q3 2024 Q2 2024 Variance Net interest income $200 $,568,312 $17,568 $0 $0 $0 Provision for credit losses ,106,512 46,794 ,-25,804 $0 $0 $0 Net interest income after provision for credit losses $0 $,521,518 $86,744 $0 $0 $,-43,372 Service charges on deposits 0 37,526 84 $0 $0 $0 Other service fees ,112,154 96,863 2,591 $0 $0 $0 Mortgage banking activities 0 5,723 1,363 $0 $0 $0 Other non-interest income 0 26,194 -1,550 $0 $0 $0 Total non-interest income $0 $,166,306 $2,488 $0 $0 $0 Personnel costs 0 ,197,424 ,-17,953 $0 $0 $0 Net occupancy expenses ,534,564 27,692 -,349 $0 $0 $0 Equipment expenses 0 9,662 95 $0 $0 $0 Professional fees 0 37,744 8,826 $0 $0 $0 Technology and software expenses 0 79,752 290 $0 $0 $0 Processing and transactional services 0 39,096 4,902 $0 $0 $0 Business promotion 0 25,449 4,460 $0 $0 $0 FDIC deposit insurance 0 10,581 ,-13,306 $0 $0 $0 Other real estate owned (OREO) income 0 -5,750 -,429 $0 $0 $0 Other operating expenses 0 47,926 -73 $0 $0 $0 Total operating expenses $,435,456 $,469,576 $,-13,537 $0 $0 $0 Income before income tax 56,455,454 ,218,248 59,397 $0 $0 $0 Income tax expense 44 40,459 ,-15,109 $0 $0 $0 Net income $5,465,646 $,177,789 $74,506 $0 $0 $0 EPS $0 $2.4700000000000002 $1.0400000000000003 $0 $0 $0 ROTCE 0.10249999999999999 0.1177 4.87E-2 $0 $0 $0 Picture formatting in PPT linea azul claro linea azul obscuro Azul fondo y bordes Azul fondo y bordes Highlights: (Unaudited) Variance ($ in thousands) Q3 2024 Q2 2024 Net interest income $200 $,568,312 $17,568 Provision for credit losses ,106,512 46,794 ,-25,804 Net interest income after provision for credit losses $,521,518 $43,372 Service charges on deposits 37,526 84 Other service fees ,112,154 96,863 2,591 Mortgage banking activities 5,723 1,363 Other non-interest income 26,194 -1,550 Total non-interest income $,166,306 $2,488 Personnel costs ,197,424 ,-17,953 Net occupancy expenses ,534,564 27,692 -,349 Equipment expenses 9,662 95 Professional fees 37,744 8,826 Technology and software expenses 79,752 290 Processing and transactional services 39,096 4,902 Business promotion 25,449 4,460 FDIC deposit insurance 10,581 ,-13,306 Other real estate owned (OREO) income -5,750 -,429 Other operating expenses 47,926 -73 Total operating expenses ,435,456 ,469,576 ,-13,537 Income before income tax 56,455,454 ,218,248 59,397 Income tax expense 44 40,459 ,-15,109 Net income $5,465,646 $,177,789 $74,506 EPS $2.4700000000000002 $1.0400000000000003 ROTCE 0.10249999999999999 0.1177 4.87E-2 Q3-2023 BPPR Popular U.S ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 Loans Held in Portfolio $25,111 $,-25,111 $23,729 Loans Held in Portfolio $10,448 $,-10,448 $10,267 P.R. Government Deposits 19,721.934372140004 ,-19,721.934372140004 17,750 Total Deposits 11,861 ,-11,861 10,302 Total Deposits 54,548 ,-54,548 53,389 Borrowings 327.24803904000004 -,327.24803904000004 398 Borrowings 127.10107768 -,127.10107768 108 Net Interest Margin 2.5999999999999999E-2 -2.6% 2.9000000000000001E-2 Net Interest Margin 3.4000000000000002E-2 -3.4% 3.1399999999999997E-2 Total Deposit Cost 3.4299999999999997E-2 -3.43% 2.843E-2 Total Deposit Cost 1.83E-2 -1.83% 1.6799999999999999E-2 Highlights: Highlights: Azul fondo y bordes linea azul claro linea azul obscuro Regulatory Capital Ratios Company Name: Popular, Inc. As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Capital Conservation Buffer Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16480031502430226 0.16360085530480201 1.199459719500251E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.9800315024302255E-2 7.0000000000000007E-2 9.4800315024302251E-2 0.11980031502430226 Total common equity 6228258.2345057465 6082238.1194761656 ,146,020.11502958089 1,700,674.58246966 2,456,529.195245618 3771729.0392601285 2645492.9794952809 3582765.2550104656 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 capital ratio 0.16538622491407098 0.16419646471830759 1.1897601957633896E-3 0.06 0.08 8.5386224914070982E-2 8.4999999999999992E-2 8.0386224914070992E-2 0.10538622491407099 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2267565.4109959546 3023420.5479946067 3226980.8365111402 3212384.3322442691 3038017.0522614778 Total Risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Total capital ratio 0.18304389350241954 0.18194471312509775 1.0991803773217901E-3 0.08 0.1 8.304389350241953E-2 0.10500000000000001 7.8043893502419526E-2 0.10304389350241953 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 Allowable Tier 2 Capital 667331.97549614904 659831.96000163374 7,500.154945153045 Total capital 6917733.3600018956 6764213.2294777995 ,153,520.13052409608 3023420.5479946067 3779275.6849932582 3138457.6750086374 3968239.4692429216 2949493.890758974 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 leverage ratio 8.5341298890382319E-2 8.447293227596174E-2 8.6836661442057927E-4 0.04 0.05 3.5341298890382317E-2 N/A N/A Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2929602.1812530193 3662002.7265662737 2588398.6579394732 Total assets for the leverage ratio 73240054.531325474 71353184.987002045 1,886,869.5443234295 Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 0.40026815741556704 of total assets Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q3 2024 Q2 2024 Change Q3 2023 Highlights: Net Income $178 $178 $0 $137 Adjusted Net Income1 178 178 0 137 Net Interest Margin (NIM) 3.2199999999999999E-2 3.2199999999999999E-2 0.000000000000000% 3.0700000000000002E-2 Net Interest Margin FTE2 3.4799999999999998E-2 3.4799999999999998E-2 0.000000000000000% 3.2399999999999998E-2 Total Deposit Costs 2.1000000000000001E-2 2.1000000000000001E-2 0.000000000000000% 1.84E-2 EPS $2.46 $2.46 $0 $1.9 Financial Ratios ROA 9.7000000000000003E-3 9.7000000000000003E-3 0 7.4999999999999997E-3 ROTCE 0.1177 0.1177 0 9.3600000000000003E-2 Ending Balances Loans Held in Portfolio $35,592 $35,592 $0 $34,029 Total Assets 72,845 72,845 0 69,737 Total Deposits 65,531 65,531 0 63,338 Borrowings 1,047 1,047 0 1,098 Credit Quality Capital Actions: Non Performing Loans (NPLs) $342 $342 $0 $362 NPL Ratio 9.5999999999999992E-3 9.5999999999999992E-3 0 1.06E-2 NCO Ratio 6.1000000000000004E-3 6.1000000000000004E-3 0 3.8999999999999998E-3 ACL-NPL Ratio 2.14 2.14 0 1.97 Capital Common Equity Tier 1 0.16480031502430226 0.16480031502430226 0 0.1681 Tangible Book Value Per Share $62.71 $62.71 $0 $50.2 Azul fondo y bordes linea azul claro linea azul obscuro Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE Consolidated Q2 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 Q3 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 BPPR Q2 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Q3 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Popular Bank Q2 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Q3 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Consolidated Q3 2023 16.809999999999999 16.88 18.670000000000002 8.41 5.25 Q2 2023 16.87 16.93 18.739999999999998 8.1 5.29 BPPR Q3 2023 17.45 17.45 18.71 7.52 3.4 Q2 2023 17.510000000000002 17.510000000000002 18.77 7.49 3.52 Popular Bank Q3 2023 14.22 14.22 14.85 11.62 12.56 Q2 2023 14.4 14.4 15.23 11.68 12.69 Ratios at 06/30/2023 Ratios at 03/31/2023 Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Total common equity 1384006.5330454241 1414744.1383078264 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total Risk-weighted assets 9608104.9377026092 9348615.3796474915 Total capital ratio 0.15234561454000642 0.15965056677707223 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Allowable Tier 2 Capital 79746.118253749999 77767.605633750005 Total capital 1463752.6512991742 1492511.7439415765 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 leverage ratio 0.11678757583996165 0.12742579316134706 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total assets for the leverage ratio 11850631.568395423 11102494.269087825 Highlights: Regulatory Capital Ratios Company Name: BPPR As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.8720141326033517E-2 7.0000000000000007E-2 9.3720141326033513E-2 Total common equity 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1,214,319.3710304534 1,754,016.8692662106 2663950.664957033 1888941.24382515 2529026.2903980939 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 0.06 0.08 8.3720141326033518E-2 8.4999999999999992E-2 7.8720141326033527E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1619092.494707271 2158789.9929430285 2259177.5412802151 2293714.3675019671 2124253.1667212765 Total Risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Total capital ratio 0.1763311187952922 0.17926724773440914 -2.9361289391169332E-3 0.08 0.1 7.6331118795292197E-2 0.10500000000000001 7.1331118795292192E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 Allowable Tier 2 Capital 340305.64952332061 334306.54547980044 5,999.1040435201721 Total capital 4758273.1837465642 4750569.2192455437 7,703.9645010204986 2158789.9929430285 2698487.4911787855 2059785.6925677788 2833411.8657377246 1924861.3180088396 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 leverage ratio 7.4148076573937557E-2 7.5093412582264374E-2 -9.4533600832681641E-4 0.04 0.05 2.4148076573937555E-2 N/A N/A Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 2383321.4499193756 2979151.8123992197 1438815.7218240239 Total assets for the leverage ratio 59583036.247984387 58810254.080912285 ,772,782.16707210243 BPPR FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $4,417,967,534.2232437 TOTAL TIER 2 capital $,340,305,649.52332062 10% Limit: ,499,785,023.38243544 Plus: Excess Allowance for LLL ,239,577,050.7779038 20% Limit: ,999,570,046.76487088 $4,997,850,233.8243542 Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $488 $489 $-1 $93 $86 $7 Provision for credit losses 78 51 27 -6 -3 -3 Net interest income after provision for credit losses 410 438 -28 99 89 10 Non-interest income 149 153 -4 7 6 1 Operating expenses 403 400 3 65 69 -4 Income before income tax 156 191 -35 41 26 15 Income tax (benefit) expense 30 34 -4 12 8 4 Net income $126 $157 $-31 $29 $18 $11 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Total assets $56,907 $58,466 $-1,559 $14,306 $14,288 $18 Total loans HIP 25,694 25,111 583 10,469 10,448 21 Total deposits 52,701 54,548 -1,847 11,891 11,861 30 Asset Quality BPPR Popular U.S. Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.12E-2 1.14E-2 .02% 6.8999999999999999E-3 5.3E-3 .16% Non-performing assets / Total assets 6.1999999999999998E-3 6.1000000000000004E-3 99999999999999395.999999999999994% 5.1000000000000004E-3 3.8999999999999998E-3 .12% Allowance for credit losses / Total loans (HIP) 2.5899999999999999E-2 2.5600000000000001E-2 29999999999999818.299999999999998% 7.4999999999999997E-3 8.3000000000000001E-3 .08% Net interest margin 3.4099999999999998E-2 3.4000000000000002E-2 9.9999999999995925E-5 2.7300000000000001E-2 2.5999999999999999E-2 1.3000000000000025E-3 linea azul claro linea azul obscuro Azul fondo y bordes Outstanding P.R. government exposure ($ in millions) Loans Securities Change Municipalities $178 $178 $356 Indirect Exposure $187 $46 $233 Regulatory Capital Ratios Company Name: Popular Bank As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 4.4999999999999998E-2 6.5000000000000002E-2 6.8812234884922413E-2 7.0000000000000007E-2 6.3812234884922409E-2 Total common equity 1398579.328375004 1376859.4125529211 21,719.915822082898 ,470,331.20574512304 ,679,367.29718739993 719212.03118760407 731626.32004796923 666953.00832703477 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 0.06 0.08 5.3812234884922414E-2 8.4999999999999992E-2 4.8812234884922423E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 627108.27432683075 836144.36576910771 562434.96260589629 888403.38862967677 510175.93974532722 Total Risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Total capital ratio 0.14094838006992469 0.14046899112266037 4.793889472643198E-4 0.08 0.1 4.0948380069924684E-2 0.10500000000000001 3.5948380069924679E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 Allowable Tier 2 Capital 74585.594871875001 83496.202671874998 -8,910.607799999998 Total capital 1473164.9232468789 1460355.6152247961 12,809.308022082783 836144.36576910771 1045180.4572113845 427984.46603549435 1097439.480071954 375725.44317492493 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 leverage ratio 0.10389474280138555 0.10337472253110254 5.2002027028301423E-4 0.04 0.05 5.3894742801385551E-2 N/A N/A Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 538460.09554060025 673075.11942575034 725504.20894925366 Total assets for the leverage ratio 13461502.388515007 13319111.082872923 ,142,391.30564208329 Popular Bank FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $1,398,579,328.3750041 TOTAL TIER 2 capital 74,585,594.871875003 10% Limit: ,147,316,492.32468793 Plus: Excess Allowance for LLL 0 20% Limit: ,294,632,984.64937586 $1,473,164,923.2468791 January 2024 Original Guidance October Update Net Interest Income 9%-13% increase for the year 8%-10% increase for the year Non-Interest Income $160-$165 million per quarter Unchanged NCOs 65-85 bps annualized Lower end of the 65-85 bps range Operating Expenses $1.89- $1.95 billion for the year Unchanged Effective Tax Rate 19%-23% for the year 21%-23% for the year Loan Growth 3%-6% for the year Lower end of the 3%-6% range Previous color Previous color fondo (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $488 $489 $-1 $93 $86 $7 Provision for credit losses 78 51 27 -6 -3 -3 Net interest income after provision for credit losses 410 438 -28 99 89 10 Non-interest income 149 153 -4 7 6 1 Operating expenses 403 400 3 65 69 -4 Income before income tax 156 191 -35 41 26 15 Income tax expense 30 34 -4 12 8 4 Net income $126 $157 $-31 $29 $18 $11 ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Balance Sheet Highlights Total assets $56,907 $58,466 $-1,559 $14,306 $14,288 $18 Total loans HIP 25,694 25,111 583 10,469 10,448 21 Total deposits 52,701 54,548 -1,847 11,891 11,861 30 Asset Quality Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.12E-2 1.14E-2 -2.0000000000000052E-4 6.8999999999999999E-3 5.3E-3 1.5999999999999999E-3 Non-performing assets / Total assets 6.1999999999999998E-3 6.1000000000000004E-3 9.9999999999999395E-5 5.1000000000000004E-3 3.8999999999999998E-3 1.2000000000000005E-3 Allowance for credit losses / Total loans (HIP) 2.5899999999999999E-2 2.5600000000000001E-2 2.9999999999999818E-4 7.4999999999999997E-3 8.3000000000000001E-3 -8.0000000000000036E-4 Net interest margin 3.4099999999999998E-2 3.4000000000000002E-2 9.9999999999995925E-5 2.7300000000000001E-2 2.5999999999999999E-2 1.3000000000000025E-3 Unaudited ($ in thousands, except EPS) Q3 2024 Q2 2024 Variance Net interest income $200 $,568,312 $17,568 $0 $0 $0 Provision for credit losses ,106,512 46,794 ,-25,804 $0 $0 $0 Net interest income after provision for credit losses $0 $,521,518 $86,744 $0 $0 $,-43,372 Service charges on deposits 0 37,526 84 $0 $0 $0 Other service fees ,112,154 96,863 2,591 $0 $0 $0 Mortgage banking activities 0 5,723 1,363 $0 $0 $0 Other non-interest income 0 26,194 -1,550 $0 $0 $0 Total non-interest income $0 $,166,306 $2,488 $0 $0 $0 Personnel costs 0 ,197,424 ,-17,953 $0 $0 $0 Net occupancy expenses ,534,564 27,692 -,349 $0 $0 $0 Equipment expenses 0 9,662 95 $0 $0 $0 Professional fees 0 37,744 8,826 $0 $0 $0 Technology and software expenses 0 79,752 290 $0 $0 $0 Processing and transactional services 0 39,096 4,902 $0 $0 $0 Business promotion 0 25,449 4,460 $0 $0 $0 FDIC deposit insurance 0 10,581 ,-13,306 $0 $0 $0 Other real estate owned (OREO) income 0 -5,750 -,429 $0 $0 $0 Other operating expenses 0 47,926 -73 $0 $0 $0 Total operating expenses $,435,456 $,469,576 $,-13,537 $0 $0 $0 Income before income tax 56,455,454 ,218,248 59,397 $0 $0 $0 Income tax expense 44 40,459 ,-15,109 $0 $0 $0 Net income $5,465,646 $,177,789 $74,506 $0 $0 $0 EPS $0 $2.4700000000000002 $1.0400000000000003 $0 $0 $0 ROTCE 0.10249999999999999 0.1177 4.87E-2 $0 $0 $0 Picture formatting in PPT linea azul claro linea azul obscuro Azul fondo y bordes Azul fondo y bordes Highlights: (Unaudited) Variance ($ in thousands) Q3 2024 Q2 2024 Net interest income $200 $,568,312 $17,568 Provision for credit losses ,106,512 46,794 ,-25,804 Net interest income after provision for credit losses $,521,518 $43,372 Service charges on deposits 37,526 84 Other service fees ,112,154 96,863 2,591 Mortgage banking activities 5,723 1,363 Other non-interest income 26,194 -1,550 Total non-interest income $,166,306 $2,488 Personnel costs ,197,424 ,-17,953 Net occupancy expenses ,534,564 27,692 -,349 Equipment expenses 9,662 95 Professional fees 37,744 8,826 Technology and software expenses 79,752 290 Processing and transactional services 39,096 4,902 Business promotion 25,449 4,460 FDIC deposit insurance 10,581 ,-13,306 Other real estate owned (OREO) income -5,750 -,429 Other operating expenses 47,926 -73 Total operating expenses ,435,456 ,469,576 ,-13,537 Income before income tax 56,455,454 ,218,248 59,397 Income tax expense 44 40,459 ,-15,109 Net income $5,465,646 $,177,789 $74,506 EPS $2.4700000000000002 $1.0400000000000003 ROTCE 0.10249999999999999 0.1177 4.87E-2 Q3-2023 BPPR Popular U.S ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 Loans Held in Portfolio $25,111 $,-25,111 $23,729 Loans Held in Portfolio $10,448 $,-10,448 $10,267 P.R. Government Deposits 19,721.934372140004 ,-19,721.934372140004 17,750 Total Deposits 11,861 ,-11,861 10,302 Total Deposits 54,548 ,-54,548 53,389 Borrowings 327.24803904000004 -,327.24803904000004 398 Borrowings 127.10107768 -,127.10107768 108 Net Interest Margin 2.5999999999999999E-2 -2.6% 2.9000000000000001E-2 Net Interest Margin 3.4000000000000002E-2 -3.4% 3.1399999999999997E-2 Total Deposit Cost 3.4299999999999997E-2 -3.43% 2.843E-2 Total Deposit Cost 1.83E-2 -1.83% 1.6799999999999999E-2 Highlights: Highlights: Azul fondo y bordes linea azul claro linea azul obscuro Regulatory Capital Ratios Company Name: Popular, Inc. As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Capital Conservation Buffer Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16480031502430226 0.16360085530480201 1.199459719500251E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.9800315024302255E-2 7.0000000000000007E-2 9.4800315024302251E-2 0.11980031502430226 Total common equity 6228258.2345057465 6082238.1194761656 ,146,020.11502958089 1,700,674.58246966 2,456,529.195245618 3771729.0392601285 2645492.9794952809 3582765.2550104656 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 capital ratio 0.16538622491407098 0.16419646471830759 1.1897601957633896E-3 0.06 0.08 8.5386224914070982E-2 8.4999999999999992E-2 8.0386224914070992E-2 0.10538622491407099 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2267565.4109959546 3023420.5479946067 3226980.8365111402 3212384.3322442691 3038017.0522614778 Total Risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Total capital ratio 0.18304389350241954 0.18194471312509775 1.0991803773217901E-3 0.08 0.1 8.304389350241953E-2 0.10500000000000001 7.8043893502419526E-2 0.10304389350241953 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 Allowable Tier 2 Capital 667331.97549614904 659831.96000163374 7,500.154945153045 Total capital 6917733.3600018956 6764213.2294777995 ,153,520.13052409608 3023420.5479946067 3779275.6849932582 3138457.6750086374 3968239.4692429216 2949493.890758974 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 leverage ratio 8.5341298890382319E-2 8.447293227596174E-2 8.6836661442057927E-4 0.04 0.05 3.5341298890382317E-2 N/A N/A Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2929602.1812530193 3662002.7265662737 2588398.6579394732 Total assets for the leverage ratio 73240054.531325474 71353184.987002045 1,886,869.5443234295 Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 0.40026815741556704 of total assets Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q3 2024 Q2 2024 Change Q3 2023 Highlights: Net Income $178 $178 $0 $137 Adjusted Net Income1 178 178 0 137 Net Interest Margin (NIM) 3.2199999999999999E-2 3.2199999999999999E-2 0.000000000000000% 3.0700000000000002E-2 Net Interest Margin FTE2 3.4799999999999998E-2 3.4799999999999998E-2 0.000000000000000% 3.2399999999999998E-2 Total Deposit Costs 2.1000000000000001E-2 2.1000000000000001E-2 0.000000000000000% 1.84E-2 EPS $2.46 $2.46 $0 $1.9 Financial Ratios ROA 9.7000000000000003E-3 9.7000000000000003E-3 0 7.4999999999999997E-3 ROTCE 0.1177 0.1177 0 9.3600000000000003E-2 Ending Balances Loans Held in Portfolio $35,592 $35,592 $0 $34,029 Total Assets 72,845 72,845 0 69,737 Total Deposits 65,531 65,531 0 63,338 Borrowings 1,047 1,047 0 1,098 Credit Quality Capital Actions: Non Performing Loans (NPLs) $342 $342 $0 $362 NPL Ratio 9.5999999999999992E-3 9.5999999999999992E-3 0 1.06E-2 NCO Ratio 6.1000000000000004E-3 6.1000000000000004E-3 0 3.8999999999999998E-3 ACL-NPL Ratio 2.14 2.14 0 1.97 Capital Common Equity Tier 1 0.16480031502430226 0.16480031502430226 0 0.1681 Tangible Book Value Per Share $62.71 $62.71 $0 $50.2 Azul fondo y bordes linea azul claro linea azul obscuro Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE Consolidated Q2 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 Q3 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 BPPR Q2 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Q3 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Popular Bank Q2 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Q3 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Consolidated Q3 2023 16.809999999999999 16.88 18.670000000000002 8.41 5.25 Q2 2023 16.87 16.93 18.739999999999998 8.1 5.29 BPPR Q3 2023 17.45 17.45 18.71 7.52 3.4 Q2 2023 17.510000000000002 17.510000000000002 18.77 7.49 3.52 Popular Bank Q3 2023 14.22 14.22 14.85 11.62 12.56 Q2 2023 14.4 14.4 15.23 11.68 12.69 Ratios at 06/30/2023 Ratios at 03/31/2023 Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Total common equity 1384006.5330454241 1414744.1383078264 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total Risk-weighted assets 9608104.9377026092 9348615.3796474915 Total capital ratio 0.15234561454000642 0.15965056677707223 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Allowable Tier 2 Capital 79746.118253749999 77767.605633750005 Total capital 1463752.6512991742 1492511.7439415765 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 leverage ratio 0.11678757583996165 0.12742579316134706 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total assets for the leverage ratio 11850631.568395423 11102494.269087825 Highlights: Regulatory Capital Ratios Company Name: BPPR As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.8720141326033517E-2 7.0000000000000007E-2 9.3720141326033513E-2 Total common equity 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1,214,319.3710304534 1,754,016.8692662106 2663950.664957033 1888941.24382515 2529026.2903980939 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 0.06 0.08 8.3720141326033518E-2 8.4999999999999992E-2 7.8720141326033527E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1619092.494707271 2158789.9929430285 2259177.5412802151 2293714.3675019671 2124253.1667212765 Total Risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Total capital ratio 0.1763311187952922 0.17926724773440914 -2.9361289391169332E-3 0.08 0.1 7.6331118795292197E-2 0.10500000000000001 7.1331118795292192E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 Allowable Tier 2 Capital 340305.64952332061 334306.54547980044 5,999.1040435201721 Total capital 4758273.1837465642 4750569.2192455437 7,703.9645010204986 2158789.9929430285 2698487.4911787855 2059785.6925677788 2833411.8657377246 1924861.3180088396 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 leverage ratio 7.4148076573937557E-2 7.5093412582264374E-2 -9.4533600832681641E-4 0.04 0.05 2.4148076573937555E-2 N/A N/A Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 2383321.4499193756 2979151.8123992197 1438815.7218240239 Total assets for the leverage ratio 59583036.247984387 58810254.080912285 ,772,782.16707210243 BPPR FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $4,417,967,534.2232437 TOTAL TIER 2 capital $,340,305,649.52332062 10% Limit: ,499,785,023.38243544 Plus: Excess Allowance for LLL ,239,577,050.7779038 20% Limit: ,999,570,046.76487088 $4,997,850,233.8243542 Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $488 $489 $-1 $93 $86 $7 Provision for credit losses 78 51 27 -6 -3 -3 Net interest income after provision for credit losses 410 438 -28 99 89 10 Non-interest income 149 153 -4 7 6 1 Operating expenses 403 400 3 65 69 -4 Income before income tax 156 191 -35 41 26 15 Income tax (benefit) expense 30 34 -4 12 8 4 Net income $126 $157 $-31 $29 $18 $11 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Total assets $56,907 $58,466 $-1,559 $14,306 $14,288 $18 Total loans HIP 25,694 25,111 583 10,469 10,448 21 Total deposits 52,701 54,548 -1,847 11,891 11,861 30 Asset Quality BPPR Popular U.S. Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.12E-2 1.14E-2 .02% 6.8999999999999999E-3 5.3E-3 .16% Non-performing assets / Total assets 6.1999999999999998E-3 6.1000000000000004E-3 99999999999999395.999999999999994% 5.1000000000000004E-3 3.8999999999999998E-3 .12% Allowance for credit losses / Total loans (HIP) 2.5899999999999999E-2 2.5600000000000001E-2 29999999999999818.299999999999998% 7.4999999999999997E-3 8.3000000000000001E-3 .08% Net interest margin 3.4099999999999998E-2 3.4000000000000002E-2 9.9999999999995925E-5 2.7300000000000001E-2 2.5999999999999999E-2 1.3000000000000025E-3 linea azul claro linea azul obscuro Azul fondo y bordes Outstanding P.R. government exposure ($ in millions) Loans Securities Change Municipalities $178 $178 $356 Indirect Exposure $187 $46 $233 Regulatory Capital Ratios Company Name: Popular Bank As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 4.4999999999999998E-2 6.5000000000000002E-2 6.8812234884922413E-2 7.0000000000000007E-2 6.3812234884922409E-2 Total common equity 1398579.328375004 1376859.4125529211 21,719.915822082898 ,470,331.20574512304 ,679,367.29718739993 719212.03118760407 731626.32004796923 666953.00832703477 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 0.06 0.08 5.3812234884922414E-2 8.4999999999999992E-2 4.8812234884922423E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 627108.27432683075 836144.36576910771 562434.96260589629 888403.38862967677 510175.93974532722 Total Risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Total capital ratio 0.14094838006992469 0.14046899112266037 4.793889472643198E-4 0.08 0.1 4.0948380069924684E-2 0.10500000000000001 3.5948380069924679E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 Allowable Tier 2 Capital 74585.594871875001 83496.202671874998 -8,910.607799999998 Total capital 1473164.9232468789 1460355.6152247961 12,809.308022082783 836144.36576910771 1045180.4572113845 427984.46603549435 1097439.480071954 375725.44317492493 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 leverage ratio 0.10389474280138555 0.10337472253110254 5.2002027028301423E-4 0.04 0.05 5.3894742801385551E-2 N/A N/A Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 538460.09554060025 673075.11942575034 725504.20894925366 Total assets for the leverage ratio 13461502.388515007 13319111.082872923 ,142,391.30564208329 Popular Bank FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $1,398,579,328.3750041 TOTAL TIER 2 capital 74,585,594.871875003 10% Limit: ,147,316,492.32468793 Plus: Excess Allowance for LLL 0 20% Limit: ,294,632,984.64937586 $1,473,164,923.2468791

With the rate cycle transitioning, we expect higher beta products (mainly in the U.S.) to respond to rate reductions with similar elasticity to declining rates, subject to competitive market dynamics Lower beta products include P.R. retail and commercial deposits and should be slower to react given their current rates High beta public sector deposits account for 30% of total deposits P.R. government deposits are market linked but reprice with a lag to current market rates 17 Deposit Mix and Historical Beta

Quarter Highlights: Conservative investment portfolio, with the majority invested in short to intermediate U.S. Treasuries, which are tax exempt for P.R. corporations Investment portfolio duration 2.5 years, including cash, 2.0 years Unrealized loss in the AFS portfolio decreased by $380 million Market value of the HTM portfolio stood at $7.85 billion, $55 million higher than the book value Invested approximately $1.1 billion in new short duration U.S. Treasury Notes with an average yield of 3.75% 18 Investment Portfolio Differences due to rounding 1 Maturity expressed in years; In the case of mortgage-backed securities and CMOs, it represents the weighted average life of the bonds assuming market consensus prepayment speeds 2 The Book value includes $525 million of net unrealized loss in AOCI related to the securities transferred from available-for-sale securities portfolio to the held-to-maturity with an unrealized loss of $873 million at the time of transfer, which will be amortized (back into capital) throughout their remaining life at a rate of approximately 5% per quarter through 2026.

The Corporation does not own any loans issued by the P.R. central government or its public corporations. As of September 30, 2024, our direct exposure to P.R. municipalities was $336 million, down by $40 million QoQ. Obligations of municipalities are backed by real and personal property taxes, municipal excise taxes, and/or a percentage of the sales and use tax Municipalities Indirect exposure includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related Indirect Exposure P.R. Public Sector Exposure Differences due to rounding January 2024 Original Guidance October Update Net Interest Income 9%-13% increase for the year 8%-10% increase for the year Non-Interest Income $160-$165 million per quarter Unchanged NCOs 65-85 bps annualized Lower end of the 65-85 bps range Operating Expenses $1.89- $1.95 billion for the year Unchanged Effective Tax Rate 19%-23% for the year 21%-23% for the year Loan Growth 3%-6% for the year Lower end of the 3%-6% range Previous color Previous color fondo (Unaudited) Variance ($ in thousands) Q3 2024 Q2 2024 Net interest income $,572,473 $,568,312 $4,161 Provision for credit losses 71,448 46,794 24,654 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 Service charges on deposits 38,315 37,526 789 Other service fees 98,748 96,863 1,885 Mortgage banking activities 2,670 5,723 -3,053 Other non-interest income 24,349 26,194 -1,845 Total non-interest income $,164,082 $,166,306 $-2,224 Personnel costs ,201,856 ,197,424 4,432 Net occupancy expenses 28,031 27,692 339 Equipment expenses 9,349 9,662 -,313 Professional fees 26,708 37,744 ,-11,036 Technology and software expenses 88,452 79,752 8,700 Processing and transactional services 34,320 39,096 -4,776 Business promotion 25,637 25,449 188 FDIC deposit insurance 10,433 10,581 -,148 Other real estate owned (OREO) income -2,674 -5,750 3,076 Other operating expenses 45,209 47,926 -2,717 Total operating expenses ,467,321 ,469,576 -2,255 Income before income tax ,197,786 ,218,248 ,-20,462 Income tax expense 42,463 40,459 2,004 Net income $,155,323 $,177,789 $,-22,466 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 Unaudited ($ in thousands, except EPS) Q3 2024 Q2 2024 Variance Net interest income $,572,473 $,568,312 $4,161 $0 $0 $0 Provision for credit losses 71,448 46,794 24,654 $0 $0 $0 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 $0 $0 $0 Service charges on deposits 38,315 37,526 789 $0 $0 $0 Other service fees 98,748 96,863 1,885 $0 $0 $0 Mortgage banking activities 2,670 5,723 -3,053 $0 $0 $0 Other non-interest income 24,349 26,194 -1,845 $0 $0 $0 Total non-interest income $,164,082 $,166,306 $-2,224 $0 $0 $0 Personnel costs ,201,856 ,197,424 4,432 $0 $0 $0 Net occupancy expenses 28,031 27,692 339 $0 $0 $0 Equipment expenses 9,349 9,662 -,313 $0 $0 $0 Professional fees 26,708 37,744 ,-11,036 $0 $0 $0 Technology and software expenses 88,452 79,752 8,700 $0 $0 $0 Processing and transactional services 34,320 39,096 -4,776 $0 $0 $0 Business promotion 25,637 25,449 188 $0 $0 $0 FDIC deposit insurance 10,433 10,581 -,148 $0 $0 $0 Other real estate owned (OREO) income -2,674 -5,750 3,076 $0 $0 $0 Other operating expenses 45,209 47,926 -2,717 $0 $0 $0 Total operating expenses $,467,321 $,469,576 $-2,255 $0 $0 $0 Income before income tax ,197,786 ,218,248 ,-20,462 $0 $0 $0 Income tax expense 42,463 40,459 2,004 $0 $0 $0 Net income $,155,323 $,177,789 $,-22,466 $0 $0 $0 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 $0 $0 $0 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 $0 $0 $0 Picture formatting in PPT linea azul claro linea azul obscuro Azul fondo y bordes Azul fondo y bordes Highlights: Regulatory Capital Ratios Company Name: Popular, Inc. As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Capital Conservation Buffer Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16480031502430226 0.16360085530480201 1.199459719500251E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.9800315024302255E-2 7.0000000000000007E-2 9.4800315024302251E-2 0.11980031502430226 Total common equity 6228258.2345057465 6082238.1194761656 ,146,020.11502958089 1,700,674.58246966 2,456,529.195245618 3771729.0392601285 2645492.9794952809 3582765.2550104656 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 capital ratio 0.16538622491407098 0.16419646471830759 1.1897601957633896E-3 0.06 0.08 8.5386224914070982E-2 8.4999999999999992E-2 8.0386224914070992E-2 0.10538622491407099 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2267565.4109959546 3023420.5479946067 3226980.8365111402 3212384.3322442691 3038017.0522614778 Total Risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Total capital ratio 0.18304389350241954 0.18194471312509775 1.0991803773217901E-3 0.08 0.1 8.304389350241953E-2 0.10500000000000001 7.8043893502419526E-2 0.10304389350241953 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 Allowable Tier 2 Capital 667331.97549614904 659831.96000163374 7,500.154945153045 Total capital 6917733.3600018956 6764213.2294777995 ,153,520.13052409608 3023420.5479946067 3779275.6849932582 3138457.6750086374 3968239.4692429216 2949493.890758974 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 leverage ratio 8.5341298890382319E-2 8.447293227596174E-2 8.6836661442057927E-4 0.04 0.05 3.5341298890382317E-2 N/A N/A Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2929602.1812530193 3662002.7265662737 2588398.6579394732 Total assets for the leverage ratio 73240054.531325474 71353184.987002045 1,886,869.5443234295 Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 0.40026815741556704 of total assets Q3-2023 BPPR Popular U.S ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 Loans Held in Portfolio $25,111 $,-25,111 $23,729 Loans Held in Portfolio $10,448 $,-10,448 $10,267 P.R. Government Deposits 19,721.934372140004 ,-19,721.934372140004 17,750 Total Deposits 11,861 ,-11,861 10,302 Total Deposits 54,548 ,-54,548 53,389 Borrowings 327.24803904000004 -,327.24803904000004 398 Borrowings 127.10107768 -,127.10107768 108 Net Interest Margin 2.5999999999999999E-2 -2.6% 2.9000000000000001E-2 Net Interest Margin 3.4000000000000002E-2 -3.4% 3.1399999999999997E-2 Total Deposit Cost 3.4299999999999997E-2 -3.43% 2.843E-2 Total Deposit Cost 1.83E-2 -1.83% 1.6799999999999999E-2 Highlights: Highlights: Azul fondo y bordes linea azul claro linea azul obscuro Regulatory Capital Ratios Company Name: BPPR As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.8720141326033517E-2 7.0000000000000007E-2 9.3720141326033513E-2 Total common equity 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1,214,319.3710304534 1,754,016.8692662106 2663950.664957033 1888941.24382515 2529026.2903980939 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 0.06 0.08 8.3720141326033518E-2 8.4999999999999992E-2 7.8720141326033527E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1619092.494707271 2158789.9929430285 2259177.5412802151 2293714.3675019671 2124253.1667212765 Total Risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Total capital ratio 0.1763311187952922 0.17926724773440914 -2.9361289391169332E-3 0.08 0.1 7.6331118795292197E-2 0.10500000000000001 7.1331118795292192E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 Allowable Tier 2 Capital 340305.64952332061 334306.54547980044 5,999.1040435201721 Total capital 4758273.1837465642 4750569.2192455437 7,703.9645010204986 2158789.9929430285 2698487.4911787855 2059785.6925677788 2833411.8657377246 1924861.3180088396 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 leverage ratio 7.4148076573937557E-2 7.5093412582264374E-2 -9.4533600832681641E-4 0.04 0.05 2.4148076573937555E-2 N/A N/A Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 2383321.4499193756 2979151.8123992197 1438815.7218240239 Total assets for the leverage ratio 59583036.247984387 58810254.080912285 ,772,782.16707210243 BPPR FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $4,417,967,534.2232437 TOTAL TIER 2 capital $,340,305,649.52332062 10% Limit: ,499,785,023.38243544 Plus: Excess Allowance for LLL ,239,577,050.7779038 20% Limit: ,999,570,046.76487088 $4,997,850,233.8243542 Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q3 2024 Q2 2024 Change Q3 2023 Highlights: Net Income $178 $178 $0 $137 Adjusted Net Income1 178 178 0 137 Net Interest Margin (NIM) 3.2199999999999999E-2 3.2199999999999999E-2 0.000000000000000% 3.0700000000000002E-2 Net Interest Margin FTE2 3.4799999999999998E-2 3.4799999999999998E-2 0.000000000000000% 3.2399999999999998E-2 Total Deposit Costs 2.1000000000000001E-2 2.1000000000000001E-2 0.000000000000000% 1.84E-2 EPS $2.46 $2.46 $0 $1.9 Financial Ratios ROA 9.7000000000000003E-3 9.7000000000000003E-3 0 7.4999999999999997E-3 ROTCE 0.1177 0.1177 0 9.3600000000000003E-2 Ending Balances Loans Held in Portfolio $35,592 $35,592 $0 $34,029 Total Assets 72,845 72,845 0 69,737 Total Deposits 65,531 65,531 0 63,338 Borrowings 1,047 1,047 0 1,098 Credit Quality Capital Actions: Non Performing Loans (NPLs) $342 $342 $0 $362 NPL Ratio 9.5999999999999992E-3 9.5999999999999992E-3 0 1.06E-2 NCO Ratio 6.1000000000000004E-3 6.1000000000000004E-3 0 3.8999999999999998E-3 ACL-NPL Ratio 2.14 2.14 0 1.97 Capital Common Equity Tier 1 0.16480031502430226 0.16480031502430226 0 0.1681 Tangible Book Value Per Share $62.71 $62.71 $0 $50.2 Azul fondo y bordes linea azul claro linea azul obscuro Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE Consolidated Q2 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 Q3 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 BPPR Q2 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Q3 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Popular Bank Q2 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Q3 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Consolidated Q3 2023 16.809999999999999 16.88 18.670000000000002 8.41 5.25 Q2 2023 16.87 16.93 18.739999999999998 8.1 5.29 BPPR Q3 2023 17.45 17.45 18.71 7.52 3.4 Q2 2023 17.510000000000002 17.510000000000002 18.77 7.49 3.52 Popular Bank Q3 2023 14.22 14.22 14.85 11.62 12.56 Q2 2023 14.4 14.4 15.23 11.68 12.69 Ratios at 06/30/2023 Ratios at 03/31/2023 Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Total common equity 1384006.5330454241 1414744.1383078264 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total Risk-weighted assets 9608104.9377026092 9348615.3796474915 Total capital ratio 0.15234561454000642 0.15965056677707223 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Allowable Tier 2 Capital 79746.118253749999 77767.605633750005 Total capital 1463752.6512991742 1492511.7439415765 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 leverage ratio 0.11678757583996165 0.12742579316134706 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total assets for the leverage ratio 11850631.568395423 11102494.269087825 Highlights: Regulatory Capital Ratios Company Name: Popular Bank As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 4.4999999999999998E-2 6.5000000000000002E-2 6.8812234884922413E-2 7.0000000000000007E-2 6.3812234884922409E-2 Total common equity 1398579.328375004 1376859.4125529211 21,719.915822082898 ,470,331.20574512304 ,679,367.29718739993 719212.03118760407 731626.32004796923 666953.00832703477 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 0.06 0.08 5.3812234884922414E-2 8.4999999999999992E-2 4.8812234884922423E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 627108.27432683075 836144.36576910771 562434.96260589629 888403.38862967677 510175.93974532722 Total Risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Total capital ratio 0.14094838006992469 0.14046899112266037 4.793889472643198E-4 0.08 0.1 4.0948380069924684E-2 0.10500000000000001 3.5948380069924679E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 Allowable Tier 2 Capital 74585.594871875001 83496.202671874998 -8,910.607799999998 Total capital 1473164.9232468789 1460355.6152247961 12,809.308022082783 836144.36576910771 1045180.4572113845 427984.46603549435 1097439.480071954 375725.44317492493 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 leverage ratio 0.10389474280138555 0.10337472253110254 5.2002027028301423E-4 0.04 0.05 5.3894742801385551E-2 N/A N/A Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 538460.09554060025 673075.11942575034 725504.20894925366 Total assets for the leverage ratio 13461502.388515007 13319111.082872923 ,142,391.30564208329 Popular Bank FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $1,398,579,328.3750041 TOTAL TIER 2 capital 74,585,594.871875003 10% Limit: ,147,316,492.32468793 Plus: Excess Allowance for LLL 0 20% Limit: ,294,632,984.64937586 $1,473,164,923.2468791 Outstanding P.R. government exposure ($ in millions) Loans Securities Change Municipalities $323 $13 $336 Indirect Exposure $179 $45 $224 Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax (benefit) expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality BPPR Popular U.S. Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 .07% 5.3E-3 5.3E-3 0.000000000000000% Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 .05% 3.8999999999999998E-3 3.8999999999999998E-3 .02% Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 .06% 8.3000000000000001E-3 8.3000000000000001E-3 .08% Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 linea azul claro linea azul obscuro Azul fondo y bordes ACL Balance Reserve Build Balance Reserve Build Balance ACL/Loan (in millions) Q4 2024 (Release) Q2 2024 (Release) Q3 2024 Q3 2024 Commercial $271 $2 $273 $7 $280 1.46E-2 Mortgage 83 0 83 -1 82 1.0200000000000001E-2 Leases 10 4 14 2 16 8.3999999999999995E-3 Consumer: Credit Cards 80 6 86 7 93 7.8100000000000003E-2 Personal Loans 120 -11 109 -3 106 5.4800000000000001E-2 Auto 158 -1 157 5 162 4.2299999999999997E-2 Other 7 -1 6 0 6 3.73E-2 Total Consumer 365 -6 359 8 367 5.16E-2 Total ACL $729 $-1 $730 $14 $744 2.06E-2 (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Balance Sheet Highlights Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 -6.9999999999999999E-4 5.3E-3 5.3E-3 0 Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 -5.0000000000000001E-4 3.8999999999999998E-3 3.8999999999999998E-3 -2.0000000000000001E-4 Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 -5.9999999999999995E-4 8.3000000000000001E-3 8.3000000000000001E-3 -8.0000000000000004E-4 Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 January 2024 Original Guidance October Update Net Interest Income 9%-13% increase for the year 8%-10% increase for the year Non-Interest Income $160-$165 million per quarter Unchanged NCOs 65-85 bps annualized Lower end of the 65-85 bps range Operating Expenses $1.89- $1.95 billion for the year Unchanged Effective Tax Rate 19%-23% for the year 21%-23% for the year Loan Growth 3%-6% for the year Lower end of the 3%-6% range Previous color Previous color fondo (Unaudited) Variance ($ in thousands) Q3 2024 Q2 2024 Net interest income $,572,473 $,568,312 $4,161 Provision for credit losses 71,448 46,794 24,654 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 Service charges on deposits 38,315 37,526 789 Other service fees 98,748 96,863 1,885 Mortgage banking activities 2,670 5,723 -3,053 Other non-interest income 24,349 26,194 -1,845 Total non-interest income $,164,082 $,166,306 $-2,224 Personnel costs ,201,856 ,197,424 4,432 Net occupancy expenses 28,031 27,692 339 Equipment expenses 9,349 9,662 -,313 Professional fees 26,708 37,744 ,-11,036 Technology and software expenses 88,452 79,752 8,700 Processing and transactional services 34,320 39,096 -4,776 Business promotion 25,637 25,449 188 FDIC deposit insurance 10,433 10,581 -,148 Other real estate owned (OREO) income -2,674 -5,750 3,076 Other operating expenses 45,209 47,926 -2,717 Total operating expenses ,467,321 ,469,576 -2,255 Income before income tax ,197,786 ,218,248 ,-20,462 Income tax expense 42,463 40,459 2,004 Net income $,155,323 $,177,789 $,-22,466 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 Unaudited ($ in thousands, except EPS) Q3 2024 Q2 2024 Variance Net interest income $,572,473 $,568,312 $4,161 $0 $0 $0 Provision for credit losses 71,448 46,794 24,654 $0 $0 $0 Net interest income after provision for credit losses $,501,025 $,521,518 $,-20,493 $0 $0 $0 Service charges on deposits 38,315 37,526 789 $0 $0 $0 Other service fees 98,748 96,863 1,885 $0 $0 $0 Mortgage banking activities 2,670 5,723 -3,053 $0 $0 $0 Other non-interest income 24,349 26,194 -1,845 $0 $0 $0 Total non-interest income $,164,082 $,166,306 $-2,224 $0 $0 $0 Personnel costs ,201,856 ,197,424 4,432 $0 $0 $0 Net occupancy expenses 28,031 27,692 339 $0 $0 $0 Equipment expenses 9,349 9,662 -,313 $0 $0 $0 Professional fees 26,708 37,744 ,-11,036 $0 $0 $0 Technology and software expenses 88,452 79,752 8,700 $0 $0 $0 Processing and transactional services 34,320 39,096 -4,776 $0 $0 $0 Business promotion 25,637 25,449 188 $0 $0 $0 FDIC deposit insurance 10,433 10,581 -,148 $0 $0 $0 Other real estate owned (OREO) income -2,674 -5,750 3,076 $0 $0 $0 Other operating expenses 45,209 47,926 -2,717 $0 $0 $0 Total operating expenses $,467,321 $,469,576 $-2,255 $0 $0 $0 Income before income tax ,197,786 ,218,248 ,-20,462 $0 $0 $0 Income tax expense 42,463 40,459 2,004 $0 $0 $0 Net income $,155,323 $,177,789 $,-22,466 $0 $0 $0 EPS $2.16 $2.4700000000000002 $-0.31000000000000005 $0 $0 $0 ROTCE 9.98E-2 0.1177 -1.7899999999999999E-2 $0 $0 $0 Picture formatting in PPT linea azul claro linea azul obscuro Azul fondo y bordes Azul fondo y bordes Highlights: Regulatory Capital Ratios Company Name: Popular, Inc. As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Capital Conservation Buffer Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16480031502430226 0.16360085530480201 1.199459719500251E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.9800315024302255E-2 7.0000000000000007E-2 9.4800315024302251E-2 0.11980031502430226 Total common equity 6228258.2345057465 6082238.1194761656 ,146,020.11502958089 1,700,674.58246966 2,456,529.195245618 3771729.0392601285 2645492.9794952809 3582765.2550104656 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 capital ratio 0.16538622491407098 0.16419646471830759 1.1897601957633896E-3 0.06 0.08 8.5386224914070982E-2 8.4999999999999992E-2 8.0386224914070992E-2 0.10538622491407099 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2267565.4109959546 3023420.5479946067 3226980.8365111402 3212384.3322442691 3038017.0522614778 Total Risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Total capital ratio 0.18304389350241954 0.18194471312509775 1.0991803773217901E-3 0.08 0.1 8.304389350241953E-2 0.10500000000000001 7.8043893502419526E-2 0.10304389350241953 Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 Allowable Tier 2 Capital 667331.97549614904 659831.96000163374 7,500.154945153045 Total capital 6917733.3600018956 6764213.2294777995 ,153,520.13052409608 3023420.5479946067 3779275.6849932582 3138457.6750086374 3968239.4692429216 2949493.890758974 Total risk-weighted assets 37792756.849932581 37177300.253989808 ,615,456.59594277292 Tier 1 leverage ratio 8.5341298890382319E-2 8.447293227596174E-2 8.6836661442057927E-4 0.04 0.05 3.5341298890382317E-2 N/A N/A Tier 1 Capital 6250401.3845057469 6104381.269476166 ,146,020.11502958089 2929602.1812530193 3662002.7265662737 2588398.6579394732 Total assets for the leverage ratio 73240054.531325474 71353184.987002045 1,886,869.5443234295 Leverage ratio of 8.5% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 0.40026815741556704 of total assets Q3-2023 BPPR Popular U.S ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 ($ in millions) Q3 2024 Q2 2024 Change Q3 2023 Loans Held in Portfolio $25,111 $,-25,111 $23,729 Loans Held in Portfolio $10,448 $,-10,448 $10,267 P.R. Government Deposits 19,721.934372140004 ,-19,721.934372140004 17,750 Total Deposits 11,861 ,-11,861 10,302 Total Deposits 54,548 ,-54,548 53,389 Borrowings 327.24803904000004 -,327.24803904000004 398 Borrowings 127.10107768 -,127.10107768 108 Net Interest Margin 2.5999999999999999E-2 -2.6% 2.9000000000000001E-2 Net Interest Margin 3.4000000000000002E-2 -3.4% 3.1399999999999997E-2 Total Deposit Cost 3.4299999999999997E-2 -3.43% 2.843E-2 Total Deposit Cost 1.83E-2 -1.83% 1.6799999999999999E-2 Highlights: Highlights: Azul fondo y bordes linea azul claro linea azul obscuro Regulatory Capital Ratios Company Name: BPPR As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 4.4999999999999998E-2 6.5000000000000002E-2 9.8720141326033517E-2 7.0000000000000007E-2 9.3720141326033513E-2 Total common equity 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1,214,319.3710304534 1,754,016.8692662106 2663950.664957033 1888941.24382515 2529026.2903980939 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 capital ratio 0.16372014132603352 0.16665187228319539 -2.931730957161871E-3 0.06 0.08 8.3720141326033518E-2 8.4999999999999992E-2 7.8720141326033527E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 1619092.494707271 2158789.9929430285 2259177.5412802151 2293714.3675019671 2124253.1667212765 Total Risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Total capital ratio 0.1763311187952922 0.17926724773440914 -2.9361289391169332E-3 0.08 0.1 7.6331118795292197E-2 0.10500000000000001 7.1331118795292192E-2 Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 Allowable Tier 2 Capital 340305.64952332061 334306.54547980044 5,999.1040435201721 Total capital 4758273.1837465642 4750569.2192455437 7,703.9645010204986 2158789.9929430285 2698487.4911787855 2059785.6925677788 2833411.8657377246 1924861.3180088396 Total risk-weighted assets 26984874.911787853 26499928.343205683 ,484,946.56858216971 Tier 1 leverage ratio 7.4148076573937557E-2 7.5093412582264374E-2 -9.4533600832681641E-4 0.04 0.05 2.4148076573937555E-2 N/A N/A Tier 1 Capital 4417967.5342232436 4416262.6737657432 1,704.8604575004429 2383321.4499193756 2979151.8123992197 1438815.7218240239 Total assets for the leverage ratio 59583036.247984387 58810254.080912285 ,772,782.16707210243 BPPR FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $4,417,967,534.2232437 TOTAL TIER 2 capital $,340,305,649.52332062 10% Limit: ,499,785,023.38243544 Plus: Excess Allowance for LLL ,239,577,050.7779038 20% Limit: ,999,570,046.76487088 $4,997,850,233.8243542 Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q3 2024 Q2 2024 Change Q3 2023 Highlights: Net Income $178 $178 $0 $137 Adjusted Net Income1 178 178 0 137 Net Interest Margin (NIM) 3.2199999999999999E-2 3.2199999999999999E-2 0.000000000000000% 3.0700000000000002E-2 Net Interest Margin FTE2 3.4799999999999998E-2 3.4799999999999998E-2 0.000000000000000% 3.2399999999999998E-2 Total Deposit Costs 2.1000000000000001E-2 2.1000000000000001E-2 0.000000000000000% 1.84E-2 EPS $2.46 $2.46 $0 $1.9 Financial Ratios ROA 9.7000000000000003E-3 9.7000000000000003E-3 0 7.4999999999999997E-3 ROTCE 0.1177 0.1177 0 9.3600000000000003E-2 Ending Balances Loans Held in Portfolio $35,592 $35,592 $0 $34,029 Total Assets 72,845 72,845 0 69,737 Total Deposits 65,531 65,531 0 63,338 Borrowings 1,047 1,047 0 1,098 Credit Quality Capital Actions: Non Performing Loans (NPLs) $342 $342 $0 $362 NPL Ratio 9.5999999999999992E-3 9.5999999999999992E-3 0 1.06E-2 NCO Ratio 6.1000000000000004E-3 6.1000000000000004E-3 0 3.8999999999999998E-3 ACL-NPL Ratio 2.14 2.14 0 1.97 Capital Common Equity Tier 1 0.16480031502430226 0.16480031502430226 0 0.1681 Tangible Book Value Per Share $62.71 $62.71 $0 $50.2 Azul fondo y bordes linea azul claro linea azul obscuro Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tier 1 Leverage TCE Consolidated Q2 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 Q3 2024 16.480031502430226 16.5386224914071 18.304389350241955 8.5341298890382316 6.2997656193927147 BPPR Q2 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Q3 2024 16.372014132603351 16.372014132603351 17.633111879529221 7.414807657393756 4.4313372368351951 Popular Bank Q2 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Q3 2024 13.381223488492241 13.381223488492241 14.094838006992468 10.389474280138556 11.228157000375703 Consolidated Q3 2023 16.809999999999999 16.88 18.670000000000002 8.41 5.25 Q2 2023 16.87 16.93 18.739999999999998 8.1 5.29 BPPR Q3 2023 17.45 17.45 18.71 7.52 3.4 Q2 2023 17.510000000000002 17.510000000000002 18.77 7.49 3.52 Popular Bank Q3 2023 14.22 14.22 14.85 11.62 12.56 Q2 2023 14.4 14.4 15.23 11.68 12.69 Ratios at 06/30/2023 Ratios at 03/31/2023 Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Total common equity 1384006.5330454241 1414744.1383078264 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 capital ratio 0.14404573451467251 0.15133194391415558 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total Risk-weighted assets 9608104.9377026092 9348615.3796474915 Total capital ratio 0.15234561454000642 0.15965056677707223 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Allowable Tier 2 Capital 79746.118253749999 77767.605633750005 Total capital 1463752.6512991742 1492511.7439415765 Total risk-weighted assets 9608104.9377026092 9348615.3796474915 Tier 1 leverage ratio 0.11678757583996165 0.12742579316134706 Tier 1 Capital 1384006.5330454241 1414744.1383078264 Total assets for the leverage ratio 11850631.568395423 11102494.269087825 Highlights: Regulatory Capital Ratios Company Name: Popular Bank As of date: 2024.06 - June 2024 Ratios at 06/30/2024 Ratios at 03/31/2024 Variance Minimum Requirement Well-capitalized Excess over well-capitalized Minimum requirement (including capital conservation buffer) Excess over minimum requirement (including capital conservation buffer) Dollar Amounts in Thousands Risk-Based Capital Ratios Common equity tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 4.4999999999999998E-2 6.5000000000000002E-2 6.8812234884922413E-2 7.0000000000000007E-2 6.3812234884922409E-2 Total common equity 1398579.328375004 1376859.4125529211 21,719.915822082898 ,470,331.20574512304 ,679,367.29718739993 719212.03118760407 731626.32004796923 666953.00832703477 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 capital ratio 0.13381223488492242 0.13243764092986088 1.3745939550615371E-3 0.06 0.08 5.3812234884922414E-2 8.4999999999999992E-2 4.8812234884922423E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 627108.27432683075 836144.36576910771 562434.96260589629 888403.38862967677 510175.93974532722 Total Risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Total capital ratio 0.14094838006992469 0.14046899112266037 4.793889472643198E-4 0.08 0.1 4.0948380069924684E-2 0.10500000000000001 3.5948380069924679E-2 Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 Allowable Tier 2 Capital 74585.594871875001 83496.202671874998 -8,910.607799999998 Total capital 1473164.9232468789 1460355.6152247961 12,809.308022082783 836144.36576910771 1045180.4572113845 427984.46603549435 1097439.480071954 375725.44317492493 Total risk-weighted assets 10451804.572113845 10396284.642989883 55,519.929123962298 Tier 1 leverage ratio 0.10389474280138555 0.10337472253110254 5.2002027028301423E-4 0.04 0.05 5.3894742801385551E-2 N/A N/A Tier 1 Capital 1398579.328375004 1376859.4125529211 21,719.915822082898 538460.09554060025 673075.11942575034 725504.20894925366 Total assets for the leverage ratio 13461502.388515007 13319111.082872923 ,142,391.30564208329 Popular Bank FR Y-8 DATA Adjusted Base Capital 2024.06 - June 2024 TOTAL TIER 1 capital $1,398,579,328.3750041 TOTAL TIER 2 capital 74,585,594.871875003 10% Limit: ,147,316,492.32468793 Plus: Excess Allowance for LLL 0 20% Limit: ,294,632,984.64937586 $1,473,164,923.2468791 Outstanding P.R. government exposure ($ in millions) Loans Securities Change Municipalities $323 $13 $336 Indirect Exposure $179 $45 $224 Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax (benefit) expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality BPPR Popular U.S. Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 .07% 5.3E-3 5.3E-3 0.000000000000000% Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 .05% 3.8999999999999998E-3 3.8999999999999998E-3 .02% Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 .06% 8.3000000000000001E-3 8.3000000000000001E-3 .08% Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4 linea azul claro linea azul obscuro Azul fondo y bordes ACL Balance Reserve Build Balance Reserve Build Balance ACL/Loan (in millions) Q4 2024 (Release) Q2 2024 (Release) Q3 2024 Q3 2024 Commercial $271 $2 $273 $7 $280 1.46E-2 Mortgage 83 0 83 -1 82 1.0200000000000001E-2 Leases 10 4 14 2 16 8.3999999999999995E-3 Consumer: Credit Cards 80 6 86 7 93 7.8100000000000003E-2 Personal Loans 120 -11 109 -3 106 5.4800000000000001E-2 Auto 158 -1 157 5 162 4.2299999999999997E-2 Other 7 -1 6 0 6 3.73E-2 Total Consumer 365 -6 359 8 367 5.16E-2 Total ACL $729 $-1 $730 $14 $744 2.06E-2 (Unaudited) BPPR Popular U.S. ($ in millions) Financial Results Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Net interest income $489 $489 $16 $86 $86 $1 Provision for credit losses 51 51 -10 -3 -3 -15 Net interest income after provision for credit losses 438 438 26 89 89 16 Non-interest income 153 153 8 6 6 -1 Operating expenses 400 400 -7 69 69 -1 Income before income tax 191 191 41 26 26 16 Income tax expense 34 34 5 8 8 5 Net income $157 $157 $36 $18 $18 $11 ($ in millions) Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Balance Sheet Highlights Total assets $58,466 $58,466 $1,215 $14,288 $14,288 $602 Total loans HIP 25,111 25,111 509 10,448 10,448 -36 Total deposits 54,548 54,548 1,144 11,861 11,861 588 Asset Quality Q3 2024 Q2 2024 Variance Q3 2024 Q2 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.14E-2 1.14E-2 -6.9999999999999999E-4 5.3E-3 5.3E-3 0 Non-performing assets / Total assets 6.1000000000000004E-3 6.1000000000000004E-3 -5.0000000000000001E-4 3.8999999999999998E-3 3.8999999999999998E-3 -2.0000000000000001E-4 Allowance for credit losses / Total loans (HIP) 2.5600000000000001E-2 2.5600000000000001E-2 -5.9999999999999995E-4 8.3000000000000001E-3 8.3000000000000001E-3 -8.0000000000000004E-4 Net interest margin 3.4000000000000002E-2 3.4000000000000002E-2 6.9999999999999999E-4 2.5999999999999999E-2 2.5999999999999999E-2 1E-4

Non-Owner Occupied CRE Portfolio Quarter Highlights: Non-Owner Occupied CRE (CRE NOO) mainly in retail, hotels and office space Office exposure limited to 2.0% of total loan portfolio and 14% of CRE NOO; Office space mainly in mid-rise properties with diversified tenants across both regions; Average loan size at $2.3 million Favorable credit risk profile with low level of NCOs, NPLs, criticized and classified loans Non-Performing loans flat QoQ at 0.2% of loans Allowance for credit losses to loans held-in-portfolio at 1.30% Differences due to rounding Non-Owner Occupied CRE ($ in millions) Non-Owner Occupied CRE Balance by property type

Multifamily Loans Portfolios Quarter Highlights: 87% of the portfolio concentrated in Popular U.S. Strong credit risk profile with low levels of delinquency, NCOs and classified loans: 30-89 DPD/Loans at 0.12% Classified loans at 1.30% NCO ratio 0.0% Allowance for credit losses (“ACL”) to loans held-in-portfolio at 0.40% New York portfolio: $1.5 billion or 4.1% of our total loan portfolio Underwritten based on current rental income at origination No exposure to rent controlled buildings Rent stabilized units represent less than 40% of the total units in the loan portfolio with the majority originated after 2019 Differences due to rounding Multifamily Loans Balance by state Multifamily Loans ($ in millions)

Quarter Highlights: Auto balances have steadily increased since the pandemic Delinquency and NCOs have gradually increased, but continue to remain below pre-pandemic levels FICO mix of originations have remained robust, with weighted-average FICO scores of approximately 737 YTD originations were approximately 68%/32% split between new/used auto loans Auto Loans Portfolio Differences due to rounding Avg. 2011-2019 9/30/2024 6.17% 4.67% Avg. 2011-2019 YTD 1.88% 1.46%

Quarter Highlights: Auto lease balances have grown steadily since the pandemic Delinquency gradually increased during 2023, but stabilization observed in 2024 NCOs decreased, when compared to the prior quarter, to levels below pre-pandemic periods FICO mix of originations have remained robust, with weighted-average FICO scores of approximately 744 Auto Leases Portfolio Differences due to rounding Avg. 2011-2019 9/30/2024 2.06% 1.69% Avg. 2011-2019 YTD 0.65% 0.64%

Credit Cards Portfolio Quarter Highlights: Improvements in credit quality of originations Balances continue to increase due to higher originations and increased usage post pandemic Delinquency and NCOs continue to increase with levels above pre-pandemic benchmark average FICO mix of originations have remained robust, with weighted-average FICO scores of approximately 768 Differences due to rounding Avg. 2011-2019 9/30/2024 3.74% 4.62% Avg. 2011-2019 YTD 3.67% 4.90%

P.R. Personal Loans Portfolio Quarter Highlights: Improvements in credit quality of originations Portfolio balances have been increasing since the pandemic, but at a slower pace in 2024 due to tightening measures Delinquency has been gradually increasing but remains below the pre-pandemic average benchmark. NCO rate trending up, surpassing Q4 2019 level, but showing signs of stabilization FICO mix of originations robust, with weighted-average FICO scores of 749 in recent vintages, approximating pre-pandemic levels Differences due to rounding Avg. 2011-2019 9/30/2024 3.61% 3.19% Avg. 2011-2019 YTD 2.53% 4.94%

Senior Unsecured Ratings Fitch BBB- Stable Outlook S&P BB+ Stable Outlook Moody’s Ba1 Stable Outlook 2018 May Fitch revised outlook to Positive 2019 April Moody's upgrades to B1 from B2 S&P revised outlook to Positive May Fitch upgrades to BB from BB- 2020 2021 March Moody’s revised outlook to Positive April Moody’s upgrades to Ba3 from B1 Fitch and S&P revised outlook to Positive June Fitch upgrades to BBB- from BB, revised outlook to Stable 2022 April S&P upgrades to BB+ from BB-, revised outlook to Stable September Moody’s upgrades to Ba1 from Ba3, revised outlook to Stable Senior Unsecured Ratings March S&P lowers outlook to Stable Popular, Inc. Credit Ratings

Investor Presentation Third Quarter 2024